Registration No. 33-72386
============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                       POST-EFFECTIVE AMENDMENT NO. 9
                                       TO
                                   FORM S-6

                           REGISTRATION STATEMENT
                                  UNDER THE
                           SECURITIES ACT OF 1933

                       LB VARIABLE INSURANCE ACCOUNT I
                          (Exact Name Of Registrant)

                            LUTHERAN BROTHERHOOD
                             (Name of Depositor)

           625 Fourth Avenue South, Minneapolis, Minnesota     55415
     (Address of Depositor's Principal Executive Offices)    (Zip Code)

       Depositor's Telephone Number, including Area Code:  (612) 340-7215

                               David J. Larson
                Senior Vice President, Secretary and General Counsel
                             Lutheran Brotherhood
                           625 Fourth Avenue South
                        Minneapolis, Minnesota  55415
                   (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

  [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
  [X]  on May 1, 1999 pursuant to paragraph (b) of Rule 485
  [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
  [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485
  [ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485
  [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

============================================================================

                          LB VARIABLE INSURANCE ACCOUNT I

                              CROSS REFERENCE SHEET
                          (Reconciliation and Tie Sheet)



Item Number of
  Form N-8B-2            Heading in the Prospectus
--------------           -------------------------

      1                  Cover Page
      2                  Cover Page
      3                  Not Applicable
      4                  Sales and Other Agreements
      5                  The Variable Account
      6                  The Variable Account
      7                  Not Applicable
      8                  Not Applicable
      9                  Legal Proceedings
      10                 Summary; Contract Benefits; Payment and Allocation
                           of Premiums; Death Benefit Guarantee; Contract Rights; General Provisions; Voting Rights
      11                 Summary; LB Series Fund, Inc.
      12                 LB Series Fund, Inc.; Sales and Other Agreements
      13                 Summary; Charges and Deductions; LB Series Fund,
                           Inc.
      14                 Lutheran Brotherhood and the Variable Account;
                           Issuance of a Contract; General Provisions
      15                 Payment and Allocation of Premiums
      16                 Lutheran Brotherhood and the Variable Account;
                           Payment and Allocation of Premiums
      17                 Summary; LB Series Fund, Inc.; Contract Benefits;
                           Charges and Deductions; Contract Rights; General Provisions
      18                 Lutheran Brotherhood and the Variable Account;
                           Contract Benefits; Payment and Allocation of
                           Premiums; Contract Rights; Safekeeping of the Variable Account's Assets
      19                 General Provisions; Voting Rights
      20                 Not Applicable
      21                 Loan Privileges
      22                 Not Applicable
      23                 Safekeeping of the Variable Account's Assets; Sales
                           and Other Agreements
      24                 Definitions; General Provisions
      25                 Lutheran Brotherhood and the Variable Account
      26                 Not Applicable
      27                 Lutheran Brotherhood and the Variable Account
      28                 Lutheran Brotherhood and the Variable Account;
                           Directors and Officers of LB
      29                 Lutheran Brotherhood and the Variable Account
      30                 Not Applicable
      31                 Not Applicable
      32                 Not Applicable
      33                 Not Applicable
      34                 Not Applicable
      35                 Sales and Other Agreements
      36                 Not Applicable
      37                 Not Applicable
      38                 Summary; Sales and Other Agreements
      39                 Summary; Sales and Other Agreements
      40                 Not Applicable
      41                 Summary; Sales and Other Agreements
      42                 Not Applicable
      43                 Not Applicable
      44                 Summary; Lutheran Brotherhood and the Variable
                           Account; Accumulated Value and Cash Surrender Value; Payment and Allocation of Premiums; Charges and Deductions; Employment-Related Benefit Plans
      45                 Not Applicable
      46                 Summary; LB Series Fund, Inc.; Charges and
                           Deductions
      47                 Lutheran Brotherhood and the Variable Account;
                           Payment and Allocation of Premiums
      48                 Not Applicable
      49                 Not Applicable
      50                 Lutheran Brotherhood and the Variable Account
      51                 Cover Page; Summary; Lutheran Brotherhood; Contract
                           Benefits; Payment and Allocation of Premiums; Charges and Deductions; Contract Rights; General Provisions
      52                 Addition, Deletion or Substitution of Investments
      53                 Federal Tax Matters
      54                 Not Applicable
      55                 Not Applicable
      56                 Not Applicable
      57                 Not Applicable
      58                 Not Applicable
      59                 Financial Statements

                                FLEXIBLE PREMIUM
                          VARIABLE LIFE INSURANCE CONTRACT
                                  Issued By
                            LUTHERAN BROTHERHOOD

            625 Fourth Avenue South * Minneapolis, Minnesota 55415
                     (800) 990-6290 * (612) 340-7210



This Prospectus describes a variable life insurance contract (the "Contract") offered by Lutheran Brotherhood ("LB", "we" or "us"), a fraternal benefit society organized under Minnesota law. We offer the Contract only to persons who are eligible for membership in Lutheran Brotherhood.


We designed this Contract to provide maximum flexibility in connection with premium payments and death benefits by giving the Contract owner ("you") the opportunity to allocate net premiums among investment alternatives with different investment objectives. You may, subject to certain restrictions, vary the frequency and amount of premium payments and increase or decrease the level of death benefits payable under the Contract. This flexibility allows you to provide for changing insurance needs under a single insurance contract.

In general, we will allocate net premiums to one or more of the Subaccounts of LB Variable Insurance Account I (the "Variable Account") according to your instructions. The assets of each Subaccount will be invested solely in a corresponding Portfolio of LB Series Fund, Inc. (the "Fund"), which is a diversified, open-end management investment company (commonly known as a "mutual fund").


The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the seven Portfolios of the Fund - the Opportunity Growth Portfolio, the Mid Cap Growth Portfolio, the World Growth Portfolio, the Growth Portfolio, the High Yield Portfolio, the Income Portfolio, and the Money Market Portfolio. You bear the entire investment risk for all amounts allocated to the Variable Account; no minimum Accumulated Value is guaranteed.


The Contracts have not been approved or disapproved by the Securities and Exchange Commission ("SEC"). Neither the SEC or any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus should be read and kept for future reference. It is valid only when accompanied or preceded by the current prospectus of LB Series Fund, Inc.

                 The date of this Prospectus is May 1, 1999.

SPECIAL NOTICE

Because the charges imposed upon early surrender or lapse may be significant, you should purchase a Contract only if you have the financial capability to keep it in force for a substantial period of time. Also, charges imposed upon surrender or lapse of the Contract will usually exceed the Accumulated Value of the Contract during the early Contract years, which means that payments sufficient to maintain the Death Benefit Guarantee will usually be required to avoid lapse during this period of time. Moreover, because additional charges may be imposed upon surrender or lapse after a requested increase in Face Amount, the Death Benefit Guarantee may be required to avoid lapse after a requested increase whenever the Accumulated Value is not sufficient to cover these additional charges.

Replacing existing insurance with a Contract described in this Prospectus may not be to your advantage. In addition, it may not be to your advantage to purchase this Contract to obtain additional insurance protection if you already own another life insurance contract.


UNAUTHORIZED STATEMENTS

This Prospectus does not constitute an offering or solicitation in any jurisdiction in which such offering or solicitation may not be lawfully made. No person is authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus or the accompanying Fund prospectus and, if given or made, such information or representations must not be relied upon as having been authorized.

This entire Prospectus should be read to completely understand the Contract being offered.

                           TABLE OF CONTENTS
                                                                  Page
SUMMARY
   The Contract                                                      6
   Subaccounts of the Variable Account; Portfolios of the Fund       6
   Death Proceeds and Death Benefit Options                          7
   Additional Insurance Benefits                                     7
   Amount of Accumulated Value and Cash Surrender Value              8
   Flexibility to Adjust Amount of Death Benefit                     8
   Contract Issuance                                                 9
   Allocation of Net Premiums                                        9
   Charges Assessed in Connection with the Contract                 10
   Contract Lapse and Reinstatement                                 12
   Death Benefit Guarantee Protection                               12
   Free Look Privileges                                             13
   Loan Privileges                                                  13
   Exchange Privileges                                              14
   Surrender of the Contract                                        14
   Tax Treatment of Accumulated Value                               14
   Tax Treatment of Death Benefits Received by the Beneficiary      14
   Employment-Related Benefit Plans                                 14
LUTHERAN BROTHERHOOD AND THE VARIABLE ACCOUNT
   Lutheran Brotherhood                                             15
   The Variable Account                                             15
   LB Series Fund, Inc.                                             15
   Performance Information                                          17
   Addition, Deletion or Substitution of Investments                17
CONTRACT BENEFITS
   Death Benefits                                                   18
   Accumulated Value and Cash Surrender Value                       23
   Payment of Contract Benefits                                     24
PAYMENT AND ALLOCATION OF PREMIUMS
   Issuance of a Contract                                           26
   Amount and Timing of Premiums                                    26
   Allocation of Premiums and Accumulated Value                     28
   Contract Lapse and Reinstatement                                 29
CHARGES AND DEDUCTIONS
   Premium Expense Charges                                          31
   Accumulated Value Charges                                        32
   Monthly Deduction                                                36
   Partial Surrender Charge                                         39
   Charges Against the Variable Account                             40
DEATH BENEFIT GUARANTEE                                             41
CONTRACT RIGHTS
   Loan Privileges                                                  43
   Surrender Privileges                                             45
   Free Look Privileges                                             47
   Exchange Privileges                                              48
GENERAL PROVISIONS
   Postponement of Payments                                         49
   Date of Receipt                                                  49
   The Contract                                                     49
   Suicide                                                          50
   Incontestability                                                 50
   Change of Owner or Beneficiary                                   50
   Assignment as Collateral                                         50
   Misstatement of Age or Gender                                    50
   Due Proof of Death                                               50
   Reports to Contract Owners                                       50
   Additional Insurance Benefits                                    51
   Charitability for Life                                           52
   Accelerated Benefits Rider                                       52
   Reservation of Certain Rights                                    53
FEDERAL TAX MATTERS
   Contract Proceeds                                                53
   LB's Tax Status                                                  56
EMPLOYMENT-RELATED BENEFIT PLANS                                    56
VOTING RIGHTS                                                       57
OUR DIRECTORS AND OFFICERS
   Directors                                                        58
   Executive Officers                                               58
SALES AND OTHER AGREEMENTS                                          59
YEAR 2000                                                           61
LEGAL PROCEEDINGS                                                   61
LEGAL MATTERS                                                       62
EXPERTS                                                             62
FURTHER INFORMATION                                                 62
FINANCIAL STATEMENTS                                                62
APPENDIX A - Definitions                                           A-1
APPENDIX B - Illustrations of Death Benefits, Accumulated
   Values and Cash Surrender Values                                B-1
APPENDIX C - Deferred Administrative Charges Per
   $1,000 of Face Amount                                           C-1
APPENDIX D - Initial Monthly Administrative Charges Per
   $1,000 of Face Amount                                           D-1
APPENDIX E - Prior Contracts                                       E-1



PRIOR CONTRACTS

Prior to May 1, 1997, LB issued a class of flexible premium variable contract ("prior contract" or "VUL 1" contracts), which will no longer be issued as various states approve the Contract. The VUL 1 contracts were sold from February 1994 until at least May 1, 1997, and until various states approve the Contract. Your LB representative will be able to inform you whether the Contract has become available after May 1, 1997. Even though the VUL 1 contracts will no longer be issued, premium payments are still made under the VUL 1 contracts. This prospectus principally describes the Contract but also describes the VUL 1 contracts. The principal differences between the Contract and the VUL 1 contracts relate to the charges made by LB, different premium classes, issue ages and maturity ages, and different ranges of face amounts. See the section entitled "APPENDIX E - PRIOR CONTRACTS" in the Prospectus.

                                 SUMMARY

Text box reads:
Please refer to Appendix A at the end of this Prospectus for definitions of technical terms used herein.

The Contract

This flexible premium variable life insurance contract (the "Contract") allows you, subject to certain limitations, to make premium payments in any amount up to the Insured's Attained Age 100 and at any frequency. As long as the Contract remains in force, it will provide for

     1.  life insurance coverage on the named Insured;

     2.  an Accumulated Value;

     3.  surrender rights and Contract loan privileges; and

     4.  a variety of additional insurance benefits.

We offer the Contract to provide protection against economic loss when the Insured dies, and not primarily as an investment.


The Contract is called "flexible premium" because, unlike many other insurance contracts, there is no fixed schedule for premium payments. See "PAYMENT AND ALLOCATION OF PREMIUMS-Amount and Timing of Premiums". The Contract is called "variable" because, unlike a conventional fixed-benefit whole life insurance contract, the Death Benefit under the Contract may, and the Accumulated Value and the Cash Surrender Value will, increase or decrease to reflect the investment performance of the selected Subaccounts of the Variable Account, as well as other factors. See "CONTRACT BENEFITS".


Your failure to pay Scheduled Premiums will not itself cause the Contract to lapse. Conversely, your payment of premiums in any amount or frequency (including Scheduled Premiums) will not necessarily guarantee that the Contract will remain in force, except to the extent these premium payments are sufficient to maintain the Death Benefit Guarantee. See "DEATH BENEFIT GUARANTEE". In general, subject to the Death Benefit Guarantee, the Contract will lapse when

(a) Cash Surrender Value is insufficient to pay the Monthly Deduction (for insurance and administration charges) or

(b)  Contract Debt exceeds Accumulated Value less any Decrease Charge,

and in either case if a grace period expires without sufficient additional payments. See "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement".

We will require satisfactory evidence of insurability before issuing any Contract.

We offer the Contract only to Insureds who are eligible for membership in Lutheran Brotherhood.

Subaccounts of the Variable Account; Portfolios of the Fund

You allocate the Net Premium payments to one or more of the seven
Subaccounts of the LB Variable Insurance Account I --


     *  the Opportunity Growth Subaccount,
     *  the Mid Cap Growth Subaccount,
     *  the World Growth Subaccount,
     *  the Growth Subaccount,
     *  the High Yield Subaccount,
     *  the Income Subaccount, and
     *  the Money Market Subaccount.


The assets of each such Subaccount will be invested in the corresponding Portfolio of the Fund. Subject to certain restrictions, you may transfer amounts among the Subaccounts of the Variable Account (see "PAYMENT AND ALLOCATION OF PREMIUMS-Allocation of Premiums and Accumulated Value").

The investment objectives of the Portfolios of the Fund (individually a "Portfolio" and collectively the "Portfolios") are:


OPPORTUNITY GROWTH PORTFOLIO. To achieve long term growth of capital by investing primarily in a professionally managed diversified portfolio of smaller capitalization common stocks.

MID CAP GROWTH PORTFOLIO. To achieve long term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations.

WORLD GROWTH PORTFOLIO. To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of established, non-U.S. companies.

GROWTH PORTFOLIO. To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

HIGH YIELD PORTFOLIO. To achieve a higher level of income through a diversified portfolio of high yield securities ("junk bonds") which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

INCOME PORTFOLIO. To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities.


MONEY MARKET PORTFOLIO. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

No assurance can be given that the Portfolios of the Fund will achieve their respective investment objectives.

The Fund is a diversified, open-end management investment company (commonly called a "mutual fund"), for which we act as investment adviser. We are paid a daily fee by the Fund for its investment management services equal to an annual rate of .40% of the aggregate average daily net assets of all Portfolios except the World Growth Portfolio. We receive a daily investment advisory fee from the Fund equal to .85% of the aggregate average daily net assets of the World Growth Portfolio, as described in the accompanying current prospectus for the Fund. See "LUTHERAN BROTHERHOOD AND THE VARIABLE ACCOUNT-LB Series Fund, Inc."

The accompanying prospectus of the Fund contains detailed information about the Fund, its Portfolios, the investment advisory arrangement, and other matters relating to the Fund and its investment objectives and policies.

Death Proceeds and Death Benefit Options

As long as the Contract remains in force, we will pay the death proceeds to the Beneficiary upon receipt of due proof of death of the Insured. If the Insured dies before age 100, the proceeds from the Contract will consist of the Contract's Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death. See "CONTRACT BENEFITS-Death Benefits" and "GENERAL PROVISIONS-Additional Insurance Benefits".



There are two Death Benefit Options. Death Benefit Option A provides for the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated Value (with Accumulated Value in each case being determined on the Valuation Date on or next following the Insured's date of death). Death Benefit Option B provides for the greater of
(a) the Face Amount and (b) the applicable percentage of Accumulated Value on the Valuation Date on or next following the date of the Insured's death. As long as the Contract remains in force, the Death Benefit will not be less that the Contract's Face Amount in force.

Additional Insurance Benefits

Additional insurance benefits offered under the Contract include:

     *  waiver of selected amount in the event of total disability;

     *  additional insurance coverage for accidental death;

     *  term insurance on the Insured's spouse;

     *  term insurance on the Insured's children;

     * a right to increase the Face Amount of the Contract on certain specified dates or life events without proof of insurability; and

     *  a cost of living insurance adjustment without proof of insurability.

See "GENERAL PROVISIONS-Additional Insurance Benefits". The cost of these additional insurance benefits will be deducted from the Accumulated Value as part of the Monthly Deduction. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly Deduction".

CHARITABILITY FOR LIFE (SM) is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations. CharitAbility for Life is available for no additional premium whenever a Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract. See "GENERAL PROVISIONS - CharitAbility for Life."

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. See "GENERAL PROVISIONS-Accelerated Benefits Rider". The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX MATTERS-Contract Proceeds-Benefits Paid under the Accelerated Benefits Rider".

Amount of Accumulated Value and Cash Surrender Value


The Accumulated Value of the Contract is the total amount of the value held under the Contract at any time. It equals the sum of the amounts held in the Loan Account and the Variable Account. The Contract's Accumulated Value in the Variable Account will increase or decrease and reflects


     * the investment performance of the chosen Subaccounts of the Variable Account,

     *  any Net Premiums paid,

     *  any partial surrenders,

     *  any loans,

     *  any loan repayments,

     *  any loan interest paid or credited, and

     * any charges assessed in connection with the Contract (including any Decrease Charge previously imposed upon a requested decrease in Face Amount).



The Contract Owner bears the entire investment risk for amounts allocated to the Variable Account. LB does not guarantee a minimum Accumulated Value. See "CONTRACT BENEFITS-Accumulated Value and Cash Surrender Value".

The Accumulated Value is relevant to

     *  continuation of the Contract,

     * the Cash Surrender Value (which determines various other rights under the Contract),

     *  determining the amount available for Contract loans, and

     *  computation of cost of insurance charges, and

     *  may be relevant to the computation of Death Benefits.

The Contract's Cash Surrender Value will be the Accumulated Value less any Contract Debt and any Decrease Charge. The Cash Surrender Value is relevant to continuation of the Contract and to determining the amount available upon partial or total surrender of the Contract.

Flexibility to Adjust Amount of Death Benefit


You have significant flexibility to adjust the Death Benefit by increasing or decreasing the Face Amount of the Contract. Any change in the Face Amount may affect the charges under the Contract. Any increase in the Face Amount will result in an increase in the Monthly Deduction, and any requested increase in Face Amount will also increase the Decrease Charge, which is imposed upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount. For any requested decrease in Face Amount, that part of the Decrease Charge reflecting the decrease will reduce the Accumulated Value attributable to the Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease. See "CONTRACT BENEFITS-Death Benefits-Changes in Face Amount".


The minimum requested increase in Face Amount is $25,000. Any requested increase may require additional evidence of insurability. See "CONTRACT BENEFITS-Death Benefits-Changes in Face Amount". Any requested increase in Face Amount is subject to a limited "free look" privilege (see "CONTRACT RIGHTS-Free Look Privileges"), and, during the first 24 months following the increase, to an exchange privilege (see "CONTRACT RIGHTS-Exchange Privileges").

Any requested decrease in Face Amount cannot result in a Face Amount less than the Minimum Face Amount. The minimum Face Amount ("Minimum Face Amount") at issue for a Contract is $50,000 for Insureds with an Attained Age of 18 through 50, and $25,000 for all other Insureds. After issuance of the Contract, the Minimum Face Amount at issue continues to apply to the Contract, except that if a Contract has a Minimum Face Amount of $50,000 the Minimum Face Amount will be reduced to $25,000 after an Insured reaches Attained Age 51. We reserve the right to establish a different Minimum Face Amount for Contracts issued in the future.

To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not effect the decrease. See "PAYMENT AND ALLOCATION OF PREMIUMS-Amount and Timing of Premiums-Premium Limitations".

Contract Issuance

If the applicant desires to have temporary conditional insurance pending Contract issuance, we will require a premium payment (the "Minimum Conditional Insurance Premium") equal to three initial Death Benefit Guarantee Premiums, or, in the case of automatic monthly payment plans, two initial Death Benefit Guarantee Premiums. If we subsequently determine that the proposed Insured is not an acceptable risk under our underwriting standards and rules, even if the Minimum Conditional Insurance Premium has been paid, no temporary conditional insurance coverage will have been provided and any premium paid will be refunded (without interest).

Upon delivery of the Contract, you must pay the balance (if any) of the premium required before issuance of the Contract (the "Minimum Contract Issuance Premium"). The Minimum Contract Issuance Premium will equal the initial Scheduled Premium you select (e.g., the quarterly, semi-annual or annual premium payment you select), or, in the case of automatic monthly payment plans, the greater of the Minimum Conditional Insurance Premium or the initial Scheduled Premium. If the Date of Issue precedes the Contract Date and the Minimum Contract Issuance Premium otherwise required would not provide a premium payment sufficient to cover the next Contract Month, we will require additional Scheduled Premium payment(s) sufficient to cover through the next Contract Month. See "PAYMENT AND ALLOCATION OF PREMIUMS-Amount and Timing of Premiums".

Until the Contract Date, premium payments will be held in our General Account. If a Contract is issued, we will credit interest on the premium payments at a rate of interest determined by us. No interest will be credited if no Contract is issued (but the full amount of any premiums paid, without deduction of any Contract charges, will be refunded). On the Contract Date, we will deduct the Premium Expense Charges attributable to the premiums paid. We will then transfer the balance of such premiums, together with any interest credited, from the General Account to the Variable Account and allocate that amount among the Subaccount(s) you have selected. See "PAYMENT AND ALLOCATION OF PREMIUMS-Issuance of a Contract".



Allocation of Net Premiums

Net Premiums are the premiums paid less the Premium Expense Charges. See "CHARGES AND DEDUCTIONS-Premium Expense Charges". Generally, we will allocate your Net Premiums to the Subaccount(s) of the Variable Account in accordance with the your instructions (as specified in the Application for the Contract or as subsequently changed). Each Subaccount invests in a corresponding Portfolio of the Fund. You will bear the investment risk of all amounts allocated to the Subaccount(s). Subject to certain restrictions, you may transfer amounts among the Subaccounts. See "PAYMENT AND ALLOCATION OF PREMIUMS-Allocation of Premiums and Accumulated Value".

You must notify us if payment is a premium payment; otherwise, it will be considered a loan repayment.


Charges Assessed in Connection with the Contract

Premium Expense Charges. We will deduct certain charges (the "Premium Expense Charges") from each premium payment. The Premium Expense Charges will consist of a percent-of-premium charge of 5% of each premium payment (a 5% sales charge) and a premium processing charge of $1.00 per premium payment ($.50 for automatic payment plans). We reserve the right to increase the premium processing charge in the future to an amount not exceeding $2.00 per premium payment ($1.00 for automatic payment plans).

Monthly Deduction. On the Contract Date and on each Monthly Anniversary thereafter, we will reduce the Accumulated Value by a Monthly Deduction equal to the sum of

     *  the monthly cost of insurance charge,

     *  the monthly administration charges, and

     *  a charge for any additional insurance benefits added by rider.

We will determine the monthly cost of insurance charge by multiplying the net amount at risk (that is, in general, the Death Benefit less Accumulated Value) by the applicable cost of insurance rate(s). Those rates will depend upon the gender, Attained Age and premium class of the Insured and upon our expectation as to future mortality experience. The rates will not exceed the guaranteed cost of insurance rates set forth in the Contract based on the Insured's Attained Age and the 1980 Commissioners Standard Ordinary Mortality Table. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly Deduction".

The monthly administration charges will include (1) a basic monthly administrative charge equal to $10.00 per month and (2) the Initial Monthly Charge, which applies until 180 Monthly Deductions have been made following Contract issuance or a requested increase in Face Amount. The Initial Monthly Charge will be computed as a charge per $1,000 of Face Amount, the amount of the charge depending upon

     *  the initial Face Amount,

     *  the Insured's Attained Age at issue and,

     * except for Insureds with an Attained Age at Contract issuance under 18, upon the Insured's gender and whether the Insured is a tobacco user or not.

If the Face Amount is increased, a separate Initial Monthly Charge for Increases will be deducted from Accumulated Value as part of the first 180 Monthly Deductions after the increase. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly Deduction-Monthly Administration Charge".

The charge for additional insurance benefits added by rider will be specified in the Contract or in a supplement to the Contract. See "GENERAL PROVISIONS-Additional Insurance Benefits".

The cost of insurance rate and the Initial Monthly Charge per $1,000 of Face Amount will be lower for Contracts having a Face Amount at issuance or after requested increases that equal or exceed the following amounts: $500,000- $999,999; and $1,000,000.

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana not vary on the basis of the Insured's gender, and so, in Montana, this charge will not be based on the gender of the Insured.

Decrease Charge. We will deduct a deferred charge (the "Decrease Charge") upon Contract lapse or surrender, or in part upon a requested decrease in Face Amount, if these events occur before 180 Monthly Deductions have been made (that is, approximately 15 years) following Contract issuance or a requested increase in Face Amount. The Decrease Charge consists of a contingent deferred sales charge (the "Contingent Deferred Sales Charge") and a deferred administrative charge (the "Deferred Administrative Charge").

The term "Decrease Charge" is used to describe this charge because, during the applicable 15-year period, the charge is imposed in connection with a decrease in the Face Amount, either as the result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero).

We will deduct the Decrease Charge from the Accumulated Value in determining the Contract's Cash Surrender Value (which is the Accumulated Value less any Contract Debt and any Decrease Charge). The Cash Surrender Value determines various rights under the Contract (including how long the Contract remains in effect). See "CONTRACT BENEFITS-Accumulated Value and Cash Surrender Value".

Subject to an additional limitation keyed to actual premium payments (described below), we will determine the maximum Contingent Deferred Sales Charge at issuance of the Contract. The charge will equal 25% of an annual premium amount used solely for the purpose of calculating the Contingent Deferred Sales Charge (the "CDSC Premium"). The maximum Contingent Deferred Sales Charge based upon the CDSC Premium will be shown in the Contract. (For further information concerning the determination of the CDSC Premium and the calculation of the Contingent Deferred Sales Charge, see "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge".)

The maximum Contingent Deferred Sales Charge calculated in this manner will remain level until the fifth Contract Anniversary and will then be reduced on each Monthly Anniversary commencing on the fifth Contract Anniversary. After the 120th Monthly Deduction following the fifth Contract Anniversary, the Contingent Deferred Sales Charge will be zero. The actual Contingent Deferred Sales Charge will, however, never exceed 25% of premiums paid (before deducting the Premium Expense Charges) during the first Contract Year.

We will determine the maximum Deferred Administrative Charge at issuance of the Contract. The charge will equal an amount per $1,000 of Face Amount based upon

     *  the initial Face Amount,

     *  the Insured's Attained Age at Contract issuance, and,

     * except for Insureds with an Attained Age at Contract issuance under 18, the Insured's gender and whether the Insured is a tobacco user or not.

(For further information concerning the calculation of the Deferred Administrative Charge, see "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge.")

The Deferred Administrative Charge is reduced on the Date of Issue and on each subsequent Monthly Anniversary so that it reaches zero when 180 Monthly Deductions have been made. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge".

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana not vary on the basis of the Insured's gender, and so, in Montana, this charge will not be based on the gender of the Insured.

A separate Decrease Charge will also be calculated, and then reduced over a 15-year period, in a similar manner upon a requested increase in Face Amount. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge".

Partial Surrender Charge. We will deduct a charge equal to $25 or 2% of the surrender amount requested, whichever is less, from the amount withdrawn to compensate us for our costs upon a partial surrender - that is, a partial Accumulated Value withdrawal. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Partial Surrender Charge".

Daily Charges Against the Variable Account. We impose a daily charge for our assumption of certain mortality and expense risks incurred in connection with the Contract. Currently, this Mortality and Expense Risk Charge is at an annual rate of .60% of the average daily net assets of each Subaccount of the Variable Account. However, we may raise the charge to an annual rate of
 .75%. See "CHARGES AND DEDUCTIONS-Charges Against the Variable Account".

We currently make no charges against the Variable Account for Federal or state income taxes. We may make deductions from the Variable Account to pay such taxes if we determine that such taxes may be imposed. See "FEDERAL TAX MATTERS".

In addition, because the Variable Account purchases shares of the Fund, the value of Units in the Subaccount(s) of the Variable Account will reflect the net asset value of the shares of the Fund held therein, and therefore the investment advisory fee incurred by the Fund. See "LUTHERAN BROTHERHOOD AND THE VARIABLE ACCOUNT-LB Series Fund, Inc." and "CONTRACT BENEFITS-Accumulated Value and Cash Surrender Value".


Contract Lapse and Reinstatement

Your failure to make a Scheduled Premium payment will not itself cause a Contract to lapse. Subject to the Death Benefit Guarantee (see "DEATH BENEFIT GUARANTEE"), lapse will only occur when

     (a) the Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge) is insufficient to cover the Monthly Deduction or

     (b)  Contract Debt exceeds the Accumulated Value less any Decrease
          Charge,

and in either case if a 61-day grace period expires without a sufficient payment. See "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement".

Subject to certain conditions (including evidence of insurability satisfactory to us and the payment of a sufficient premium), you may reinstate a Contract at any time within 5 years after the expiration of the grace period. See "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement".



Death Benefit Guarantee Protection

The Contract will not lapse if sufficient premium payments have been made to maintain the Death Benefit Guarantee. In general, in order to maintain the Death Benefit Guarantee, as of each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount must equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.


If the Death Benefit Guarantee requirement is not met on a Monthly Anniversary but the Cash Surrender Value less any unearned prepaid loan interest is greater than or equal to the sum of Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement. In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met.


The Death Benefit Guarantee applies until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of

     (a)  the Insured's Attained Age 71 and

     (b) the Attained Age of the Insured at the end of a period ranging from 8 to 34 years (varying with the Insured's Attained Age at issue) from the Date of Issue.

The Death Benefit Guarantee terminates immediately as of any Monthly Anniversary when these cumulative premium requirements are not satisfied.

We will send written notice to you indicating that the Death Benefit Guarantee has terminated, and you will have 31 days from the date such notice is sent by us to reinstate the Death Benefit Guarantee. After that, the Death Benefit Guarantee can never be reinstated. During this 31 day reinstatement period, you will not have the protection of the Death Benefit Guarantee. The written notice of termination from us to you will indicate the premium payment required to reinstate the Death Benefit Guarantee. See "DEATH BENEFIT GUARANTEE".

Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, we will use any excess of Accumulated Value over the Contract Debt to pay the Monthly Deduction. If the available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, the Death Benefit Guarantee can prevent lapse of the Contract due to a decrease in Cash Surrender Value resulting from poor investment performance. Also, the Death Benefit Guarantee will probably be necessary to avoid lapse of the Contract during the early Contract Years because the Cash Surrender Value will probably not be sufficient to cover the Monthly Deduction. Finally, because the Decrease Charge will increase after a requested increase in Face Amount, thereby reducing the Cash Surrender Value, the Death Benefit Guarantee may also be necessary to avoid lapse after a requested increase in Face Amount. See "DEATH BENEFIT GUARANTEE".



Free Look Privileges

The Contract provides for an initial Free Look Period. You may cancel the Contract until the latest of

     (a) 45 days after Part I of the application for the Contract is signed,

     (b)  10 days after you receive the Contract, and

     (c) 10 days after we mail or personally deliver a notice of withdrawal right to you.

Upon returning the Contract, you will receive a refund equal to the sum of


     * the Accumulated Value (as of the date the returned Contract is received by us at our Home Office or by our Representative from whom the Contract was purchased), without any deduction of the Decrease Charge, plus

     *  the amount of any Premium Expense Charges, plus

     * any Monthly Deductions charged against the Contract's Accumulated Value, plus

     * any Mortality and Expense Risk Charges deducted from the value of the net assets or the Variable Account attributable to the Contract, plus

     * the advisory fees charged by the Fund against net asset value in the Fund Portfolios attributable to the Contract's value in the corresponding Subaccount(s) of the Variable Account. See
        "CONTRACT RIGHTS-Free Look Privileges".


When state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the Contract and will not reflect the investment experience of the Variable Account.

Similar free look privileges apply after a requested increase in Face Amount. See "CONTRACT RIGHTS-Free Look Privileges".

Loan Privileges

You may at any time after the Contract Date obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. See "CONTRACT RIGHTS-Loan Privileges".



Contract loans will bear interest at a fixed rate of 8.0% per year, which is 7.4% per year when paid in advance. Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made (for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire Contract Year). If you do not pay interest when due, it will be added to the loan balance. You may repay Contract loans at any time. Each repayment must be at least $25. When Contract loans are repaid, we will credit any prepaid interest attributable to the repaid amount to the Subaccount(s) in the same manner as the repayment.

Contract loans are allocated against the Subaccounts of the Variable Account in proportion to the Accumulated Value in the respective Subaccounts or, with our approval, in accordance with your instructions. The loan amount is, in effect, treated as part of the Contract's Accumulated Value, but the proceeds payable under the Contract will be reduced by the Debt. We will transfer Accumulated Value equal to the Contract loan from the appropriate Subaccount(s) to our General Account (such amounts being herein called the "Loan Account"). This amount in the Loan Account will earn interest for you at an effective annual rate of 6%. We will credit this interest monthly to the Contract's Accumulated Value held in the Subaccount(s).

You must notify us if a payment is a premium payment; otherwise, it will be considered a loan repayment.

We will allocate any partial or full repayment of Debt by you, as well as any interest credited from the Loan Account, to the Subaccount(s) in proportion to the Accumulated Value in the respective Subaccounts. Subject to our approval, you may choose a different allocation. A loan taken from a Contract may have Federal income tax consequences. See "CONTRACT RIGHTS-Loan Privileges".

Exchange Privileges

During the first 24 Contract Months after the Date of Issue, subject to certain restrictions, you may exchange the Contract for a fixed benefit permanent life insurance contract issued by us. The new contract will have the same Date of Issue and issue age as the Contract. The new contract will also have, at your option, either a death benefit equal to the Death Benefit under the Contract on the effective date of the exchange or a net amount at risk equaling the net amount at risk under the Contract on the effective date of the exchange. We may require an additional premium payment. See "CONTRACT RIGHTS-Exchange Privileges". An exchange may have tax consequences. See "FEDERAL TAX MATTERS-Contract Proceeds".



Surrender of the Contract

You may at any time fully surrender the Contract and receive in cash the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value of the Contract, less any Contract Debt and any Decrease Charge. The Cash Surrender Value will include any unearned prepaid loan interest. As unearned prepaid loan interest is earned, the Cash Surrender Value will decrease. See "CONTRACT RIGHTS-Surrender Privileges".


Subject to certain restrictions (including a minimum surrender amount of $200 and a remaining Cash Surrender Value of at least $500), and a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less, you may also partially surrender the Contract and withdraw part of the Contract's Accumulated Value at any time while the Insured is living. If Death Benefit Option B is in effect, a partial surrender may result in a reduction in the Face Amount in force. Under either Death Benefit Option, a partial surrender will reduce the Death Benefit. A surrender taken from a Contract may have federal income tax consequences. See "CONTRACT RIGHTS-Surrender Privileges".


Tax Treatment of Accumulated Value

Under current tax law, Accumulated Value under a Contract should be subject to the same Federal income tax treatment as cash value in a conventional fixed-premium, fixed-benefit whole life insurance contract. A change of Contract Owners or a partial or total surrender may have tax consequences depending on the circumstances. See "FEDERAL TAX MATTERS-Contract Proceeds".

Tax Treatment of Death Benefits Received by the Beneficiary

Under current tax law, like death benefits payable under conventional life insurance contracts, Death Benefit proceeds payable under the Contract should ordinarily be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary will generally not be taxed on the proceeds. See "FEDERAL TAX MATTERS-Contract Proceeds".

Employment-Related Benefit Plans

The cost of insurance rates applicable to Contracts purchased under employment-related insurance or benefit programs may in some cases not vary depending on the Insured's gender, as is the case generally (except for Contracts issued in the state of Montana) under the Contracts. In addition, different limitations with respect to the minimum Face Amount, increases in Face Amount, additional insurance benefits, and issue ages may apply to Contracts issued in connection with employment-related insurance or benefit programs. SEE "EMPLOYMENT-RELATED BENEFIT PLANS".

                ------------

For further information, please read the following detailed description. Illustrations of how investment performance of the Variable Account may cause Death Benefits, Accumulated Values and Cash Surrender Values under the Contract to vary are included in Appendix B commencing on page B-1.

You should retain a copy of the Contract. That document, together with the application attached to the Contract, any supplemental applications and any Contract supplements, and our Articles of Incorporation and Bylaws which are in force on the Date of Issue, constitutes the entire agreement between you and us.


                LUTHERAN BROTHERHOOD AND THE VARIABLE ACCOUNT

Lutheran Brotherhood


The Contracts are issued by us, Lutheran Brotherhood. We are a fraternal benefit society owned by and operated for our members. We were founded in 1917 under the laws of the State of Minnesota. We are currently licensed to transact life insurance business in all 50 states and the District of Columbia. At the end of 1998, LB and its subsidiaries had total assets of approximately $20.551 billion.


We are subject to regulation by the Insurance Division of the State of Minnesota as well as by the insurance departments of all the other states and jurisdictions in which we do business. We submit annual reports on our operations and finances to insurance officials in such states and jurisdictions. The forms of Contracts described in the Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which the Contracts are sold. We are also subject to certain Federal securities laws and regulations.

Our Financial Statements are included elsewhere in this Prospectus.

The Variable Account

The Variable Account is a separate account established by our Board of Directors in 1993 pursuant to the laws of the State of Minnesota. The Variable Account meets the definition of a "separate account" under the federal securities laws. We have caused the Variable Account to be registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

The assets of the Variable Account are owned by us, and we are not a trustee with respect to such assets. However, the Minnesota laws under which the Variable Account was established provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risks, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

LB Series Fund, Inc.

Each Subaccount of the Variable Account invests only in shares of a corresponding Portfolio of the Fund. The Fund is registered with the SEC under the 1940 Act as a diversified, open-end management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund. The Fund is designed to provide an investment vehicle for variable annuity and variable life insurance contracts.



Shares of the Fund are sold to other separate accounts of ours and of our wholly owned indirect subsidiary, Lutheran Brotherhood Variable Insurance Products Company ("LBVIP"). The Fund may in the future create new portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts to invest simultaneously in the Fund, although we do not foresee any such disadvantages. The management of the Fund intends to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example,

     (1)  changes in state insurance laws,

     (2)  changes in Federal income tax law,

     (3)  changes in the investment management of the Fund, or

     (4) differences in voting instructions between those given by the contract owners from the different separate accounts.

In addition, if we believe the Fund's response to any of those events or conflicts insufficiently protects Contract Owners, we will take appropriate action on our own.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to pay Cash Surrender Value upon full surrenders of the Contracts, to pay partial surrenders, to make Contract loans, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.


The Fund receives investment advice with respect to each of its Portfolios from LB, which also acts as investment adviser to the Fund. LB is a registered investment adviser under the Investment Advisers Act of 1940. As investment adviser to the Fund, LB charges the Fund a daily investment advisory fee equal to an annual rate of .40% of the aggregate average daily net assets of the Money Market, Income, High Yield, Growth, Mid Cap Growth, and Opportunity Growth Portfolios. We also charge the Fund an annual investment advisory fee equal to .85% of the aggregate average daily net assets of the World Growth Portfolio, as described in the accompanying current prospectus for the Fund.

LB has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price") as investment sub-adviser for the Opportunity Growth Portfolio. T. Rowe Price was founded in 1937 and has its principal offices in Baltimore, Maryland. As of December 31, 1998, T. Rowe Price and its affiliates managed over $148 billion. Richard T. Whitney, Managing Director of T. Rowe Price, is primarily responsible for day-to-day management of the Opportunity Growth Portfolio and developing and executing the Portfolio's investment program.

LB pays the Sub-adviser for the Opportunity Growth Portfolio an annual sub-advisory fee for the performance of sub-advisory services. The fee payable is equal to .30% of that Portfolio's average daily net assets.

LB has also engaged Rowe Price-Fleming International, Inc., ("Price-Fleming") as investment sub-adviser for the World Growth Portfolio. Price-Fleming was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited. Price-Fleming is one of the world's largest international mutual fund asset managers with approximately the U.S. equivalent of $32 billion under management as of December 31, 1998 in its offices in Baltimore, London, Tokyo and Hong Kong. Price-Fleming has an investment advisory group that has day-to-day responsibility for managing the World Growth Portfolio and developing and executing the Portfolio's investment program. LB pays the Sub-adviser for the World Growth Portfolio an annual sub-advisory fee for the performance of sub-advisory services. The formula for determining the sub-advisory fee is described fully in the prospectus for the Fund.


The investment objectives of the current Portfolios available to Contract Owners through corresponding Subaccounts of the Variable Account are set forth in the accompanying prospectus for the Fund. There is no assurance that these objectives will be met.

You should periodically consider the allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investing in the Fund's various Portfolios. A full description of the Fund, its investment objectives, policies and restrictions, its expenses, the risks attendant to investing in the Fund's Portfolios and other aspects of its operation is contained in the accompanying Prospectus for the Fund, which should be carefully read together with this Prospectus.

Performance Information

Performance information for the Variable Account and/or the Fund may appear in advertisements, sales literature, or reports to Contract Owners. Performance information for the Fund will appear only when accompanied by performance information for the Variable Account. Performance information for the Variable Account will reflect the deduction of applicable charges to the Contract. Quotations of performance information for the Fund will not take into account charges or deductions against the Variable Account to which Fund shares are sold or deductions against the Contract. Performance information reflects only the performance of a hypothetical investment during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolios of the Fund in which the Variable Account invests, and the market conditions during the given period of time, and should not be considered as a representation of what may be achieved in the future.

Performance for the Variable Account and/or the Fund, as reported from time to time in advertisements and sale literature, may be compared with that of other company separate accounts or mutual funds included in the generally accepted indices, analyses or rankings prepared by Lipper Analytical Service, Inc., Standard & Poor's Corporation, Morningstar, Inc., VARDS, Dow Jones or similar independent rating or statistical investment services that monitor the performance of insurance company separate accounts or mutual funds. Performance of the Variable Account may be quoted or compared to rankings, yields or returns as published or prepared by independent rating or statistical services or publishers or publications such as THE BANK RATE MONITOR NATIONAL INDEX, BARRON'S, BUSINESS WEEK, DONOGHUE'S MONEY MARKET FUND REPORT, FINANCIAL SERVICES WEEK, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, INSTITUTIONAL INVESTOR, INVESTOR'S DAILY, KIPLINGER'S PERSONAL FINANCE, LIPPER ANALYTICAL SERVICES, MONEY, MUTUAL FUND FORCASTER, NEWSWEEK, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGER REPORT, SYLVIA PORTER'S PERSONAL FINANCE, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL and WIESENBERGER INVESTMENT COMPANIES SERVICE.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Portfolio of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law. The Variable Account may to the extent permitted by law purchase other securities for other contracts or permit a conversion between contracts upon request by the Contract Owners.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in its sole discretion, establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If any of these substitutions or changes are made, we may by appropriate endorsement change the Contract to reflect the substitution or change. If we deem it to be in the best interest of Contract Owners, and subject to any approvals that may be required under applicable law, we may operate the Variable Account as a management company under the 1940 Act, we may cause it to be deregistered under that Act if registration is no longer required, or we may combine it with other separate accounts of ours.


                            CONTRACT BENEFITS

Death Benefits

General. As long as the Contract remains in force (see "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement"), we will pay the death proceeds of the Contract, upon due proof of the Insured's death, to the named Beneficiary in accordance with the designated Death Benefit Option. The proceeds may be paid in cash or under one of the settlement options set forth in the Contract. See "CONTRACT BENEFITS-Payment of Contract Benefits". The amount payable under the designated Death Benefit Option will be reduced by any outstanding Contract Debt and any due and unpaid Monthly Deduction(s), and will be increased by any additional insurance benefits on the Insured's life provided for in the Contract.


The amount or duration of the Death Benefit may vary with the Accumulated Value and may increase or decrease. As long as this contract remains in force and there is no Debt or unpaid Monthly Deductions, the Death Proceeds will always be at least equal to the Face Amount.

If the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death.


Death Benefit Options. The Contract provides two Death Benefit Options:
Option A and Option B. You designate the Death Benefit Option in the application.

Option A. The Death Benefit is equal to the greater of (a) the Face Amount of the Contract plus the Accumulated Value of the Contract and (b) the Accumulated Value multiplied by the specified percentage shown in the following table (with the Accumulated Value in each case being determined on the Valuation Date on or next following the Insured's date of death):


       Specified                     Specified
      Attained Age    Percentage    Attained Age    Percentage
     40 or less            250%            61            128%
             41            243             62            126
             42            236             63            124
             43            229             64            122
             44            222             65            120
             45            215             66            119
             46            209             67            118
             47            203             68            117
             48            197             69            116
             49            191             70            115
             50            185             71            113
             51            178             72            111
             52            171             73            109
             53            164             74            107
             54            157       75 to 90            105
             55            150             91            104
             56            146             92            103
             57            142             93            102
             58            138             94            101
             59            134             95 to 99      100
             60            130

Illustration of Option A. For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no Contract Debt. (The specified percentage is 250% for an Insured aged 40 or below on the Contract Anniversary prior to the date of death.)

Under Option A, a Contract with a Face Amount of $50,000 will generally pay a Death Benefit of $50,000 plus Accumulated Value. Thus, for example, a Contract with an Accumulated Value of $5,000 will have a Death Benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of $10,000 will yield a
Death Benefit of $60,000 ($50,000 + $10,000); and an Accumulated Value of $25,000 will yield a Death Benefit of $75,000 ($50,000 + $25,000). The Death Benefit, however, will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated Value of the Contract exceeds $33,333, the Death Benefit will be greater than the Face Amount plus Accumulated Value. Each additional dollar added to Accumulated Value above $33,333 will increase the Death Benefit by $2.50. An Insured with an Accumulated Value of $35,000 will therefore have a Death Benefit of $87,500 (2.50 X $35,000); an Accumulated Value of $40,000 will yield a Death Benefit of $100,000 (2.50 X $40,000); and an Accumulated Value of $50,000 will yield a Death Benefit of $125,000 (2.50 X $50,000).

Similarly, any time Accumulated Value exceeds $33,333 each dollar taken out of Accumulated Value will reduce the Death Benefit by $2.50. If at any time, however, Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value of the Contract, the Death Benefit will be the Face Amount plus the Accumulated Value.

Option B. The Death Benefit is the greater of (a) the Face Amount of the Contract and (b) the Accumulated Value on the Valuation Date on or next following the Insured's date of death multiplied by the specific percentage shown in the table above.

Illustration of Option B. For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no Contract Debt.

Under Option B, a Contract with a Face Amount of $50,000 will generally pay a Death Benefit of $50,000. However, because the Death Benefit must be equal to or be greater than 2.50 times the Accumulated Value, any time the Accumulated Value of the Contract exceeds $20,000, the Death Benefit will exceed the Face Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the Death Benefit by $2.50. Thus, a 40-year-old Insured with an Accumulated Value of $25,000 will have a Death Benefit of $62,500 (2.50 X $25,000); an Accumulated Value of $30,000 will yield a Death Benefit of $75,000 (2.50 X $30,000); and an Accumulated Value of $40,000 will yield a Death Benefit of $100,000 (2.50 X $40,000).

Similarly, any time Accumulated Value exceeds $20,000 each dollar taken out of Accumulated Value will reduce the Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Contract.

Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option A. If you are satisfied with the amount of the Insured's existing insurance coverage and prefer to have premium payments and favorable investment performances reflected to the maximum extent in the Accumulated Value, you should select Option B.

Change in Death Benefit Option. At any time when the Death Benefit would be the Face Amount plus the Accumulated Value (if Option A is in effect) or the Face Amount (if Option B is in effect), you may change the Death Benefit Option in effect by sending us a Written Notice of change. No charges will be imposed to make a change in Death Benefit Option. The effective date of any such change will be the Monthly Anniversary on or next following the date we receive the Written Notice.



If the Death Benefit Option is changed from Option A to Option B, the Face Amount will not change and the Death Benefit will be decreased by the Accumulated Value of the Contract on the effective date of the change. These changes will generally have the effect of decreasing the net amount at risk under the Contract. In addition, if a Contract Owner changed from Option A to Option B, and then back to Option A from Option B, the resulting Face Amount and net amount at risk under Option A would generally be lower as a result of the intervening change to Option B.

If the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change; however, this change may not be made if it would reduce the Face Amount to less than $5,000.

The effects of these Death Benefit Option changes on the Face Amount, Death Benefit and net amount at risk (that is, the difference between the Death Benefit and Accumulated Value) can be illustrated as follows. Assume that a Contract under Option A has a Face Amount of $100,000 and an Accumulated Value of $10,000, and therefore a Death Benefit of $110,000 ($100,000 + $10,000) and a net amount at risk of $100,000 ($110,000 - $10,000). If the
Death Benefit Option is changed from Option A to Option B, the Face Amount would remain the same, the Death Benefit (which equals the Face Amount under Option B) would be reduced from $110,000 to $100,000, and the net amount at risk would be reduced from $100,000 to $90,000 ($100,000 - $10,000). If the
Death Benefit Option were then changed back to Option A, the Death Benefit would remain the same, the Face Amount would be reduced from $100,000 to $90,000 (that is, reduced by the amount of the Accumulated Value), and the net amount at risk would remain the same ($100,000 - $10,000 = $90,000). The overall effect of changing from Option A to Option B and then back to Option A would be to have reduced the Face Amount from $100,000 to $90,000, to have reduced the Death Benefit from $110,000 to $100,000, and to have reduced the net amount at risk from $100,000 to $90,000.

If a change in Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change. See "PAYMENT AND ALLOCATION OF PREMIUMS-Amount and Timing of Premiums-Premium Limitations".

A change in Death Benefit Option may affect the monthly cost of insurance charge because this charge varies with the net amount at risk-that is, in general, the Death Benefit less the Accumulated Value. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly Deduction". Changing from Option A to Option B will generally decrease the net amount at risk, thereby reducing the cost of insurance charges. Changing from Option B to Option A will generally result in a net amount at risk that remains level. Such a change from Option B to Option A, however, will result in an increase in the cost of insurance charges over time because the net amount at risk will (unless the Death Benefit is based on the applicable percentage of Accumulated Value) remain level rather than decreasing as the Accumulated Value increases.


How Death Benefits May Vary in Amount. The Death Benefit may vary with the Contract's Accumulated Value and the Accumulated Value may increase or decrease. The Death Benefit under Option A will always vary with the Accumulated Value because the Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage shown in the foregoing table. Under Option B, the Death Benefit will only vary with the Contract's Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Contract.

Ability to Change Face Amount. Subject to certain limitations (see "Decreases" and "Increases" below), generally you may, at any time before the Insured's Attained Age 100, increase or decrease your Contract's Face Amount in force by submitting a written application to us. The effective date of the increase will be the date shown on the supplemental schedule page that we will mail you. The effective date of the decrease will be the Monthly Anniversary on or next after we receive written notice. An increase in Face Amount may have tax consequences. See "TAX MATTERS-Contract Proceeds". The effect of changes in Face Amount on Contract charges, as well as certain additional considerations, are described below:


Decreases. A decrease in the Face Amount may affect the total net amount at risk and the portion of the net amount at risk covered by various premium classes, both of which may affect your monthly insurance charges. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly Deduction".

A decrease in the Face Amount will result in the partial imposition of the Decrease Charge as of the Monthly Anniversary on which the decrease becomes effective. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge". Whenever the Decrease Charge is imposed in part in connection with a requested decrease in Face Amount, the Initial Monthly Charge included in the first 180 Monthly Deductions will be reduced proportionately to take into account the amount of the Deferred Administrative Charge included in the Decrease Charge then imposed. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly Deduction-Initial Monthly Charge".



See Appendix E for information about differences in charges on VUL 1 contracts.

If the Death Benefit Guarantee is in force, then on the effective date of any requested decrease in Face Amount the Accumulated Value less any Contract Debt must be sufficient to cover the Decrease Charge imposed in connection with the requested decrease and the Monthly Deduction due on that date. If the Death Benefit Guarantee is not in force, then the Cash Surrender Value must be sufficient to cover the Monthly Deduction due on that date. If these requirements are not satisfied, we will not execute the requested decrease in Face Amount.

The Face Amount in force after any requested decrease may not be less than the Minimum Face Amount. Also, to the extent a decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not execute the decrease (see "PAYMENT AND ALLOCATION OF PREMIUMS-Amount and Timing of Premiums-Premium Limitations").

As discussed previously (see "CONTRACT BENEFITS-Death Benefit-Change in Death Benefit Option"), if the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change; however, this change may not be made if it would reduce the Face Amount to less than $5,000.

We will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. Also, if a partial surrender would decrease the Face Amount, we will not execute the partial surrender to the extent that it would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance. See "PAYMENT AND ALLOCATION OF PREMIUMS-Amount and Timing of Premiums-Premium Limitations".

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in force in the following order:
(a) the Face Amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the initial Face Amount. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly Deduction". If you request a decrease in Face Amount, that part of any Decrease Charge applicable to the decrease will reduce the Accumulated Value attributable to the Contract and the Decrease Charge will be reduced by this amount. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge".

Increases. An increase in the Face Amount will generally affect the total net amount at risk and may affect the portion of the net amount at risk covered by various premium classes (if multiple premium classes apply), both of which may affect your monthly insurance charges. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly Deduction".

An increase in the Face Amount will also increase the Decrease Charge and will result in the imposition of a new Initial Monthly Charge for Increases (which is included in the monthly Deduction) as of the Monthly Anniversary when the increase becomes effective. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge-Monthly Deduction".



You may not request an increase in Face Amount for less than $25,000. You may not increase the Face Amount after the Insured's Attained Age 85. To obtain an increase, you must submit an application for the increase. We may require that additional evidence of insurability be submitted with any request for an increase. An increase need not be accompanied by an additional premium, but we will continue to deduct the Premium Expense Charges from any premiums paid and will deduct other charges associated with the increase from Accumulated Value.

After increasing the Face Amount, you will have the right (i) during a Free Look Period, to have the increase cancelled and receive a credit or refund (see "CONTRACT RIGHTS-Free Look Privileges"), and (ii) during the first 24 months following the increase to exchange the increase in Face Amount for a fixed benefit permanent life insurance contract issued by us, subject to the same conditions and principles as apply to an exchange of the entire Contract for such a new contract (see "CONTRACT RIGHTS-Exchange Privileges").

See Appendix E for information about changes in face amounts for VUL 1 contracts.

Unless the Death Benefit Guarantee is in effect, on the effective date of an increase the Accumulated Value must be sufficient to cover any Contract Debt and any Decrease Charge (including the additional Decrease Charge arising from the requested increase) and the Monthly Deduction due on that date. In other words, on that date, taking the increase into account, the Cash Surrender Value before the Monthly Deduction must be equal to or greater than the amount of the Monthly Deduction then due. If the existing Accumulated Value at the time of a requested increase does not result in a sufficient Cash Surrender Value after the increase, you may have to make additional premium payments to increase the Accumulated Value and thereby increase the Cash Surrender Value sufficiently.

If the Death Benefit Guarantee is in effect, the Cash Surrender Value after the increase before the Monthly Deduction may be less than the Monthly Deduction then due, even though the Death Benefit Guarantee Premium will be increased as a result of any requested increase in Face Amount (see "DEATH BENEFIT GUARANTEE-Death Benefit Guarantee Premium").


Insurance Protection. You may increase or decrease the insurance protection provided by the Contract (that is, the net amount at risk, which is, in general, the difference between the Death Benefit and the Accumulated Value) in one of several ways as insurance needs change. These include


     *  increasing or decreasing the Face Amount,

     *  changing the level of premium payments, and,

     *  to a lesser extent, making a partial surrender under the Contract.

Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:



     (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "CONTRACT BENEFITS-Death Benefits-Death Benefit Options"), decrease the insurance protection without reducing the Accumulated Value (except for the deduction of any Decrease Charge applicable to the decrease). If the Face Amount is decreased, the Monthly Deduction generally will decrease as well, but any Decrease Charge then applicable will be imposed in part upon a requested decrease in Face Amount (see "Charges and Deductions-Decrease Charge-Monthly Deduction").

     (b) An increase in the Face Amount (which may require satisfactory evidence of insurability-see "Increases-Additional
          Considerations" above) will likely increase the amount of insurance protection, depending on the amount of Accumulated Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Monthly Deduction will increase as well.

     (c) Under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the amount of insurance protection.

     (d) Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount, an increased level of premium payments will generally reduce the amount of insurance protection.

     (e) Under either Death Benefit Option, if the Death Benefit is the applicable percentage of Accumulated Value, then an increased level of premium payments will increase the amount of insurance protection.

     (f) A partial surrender will reduce the Death Benefit. See "CONTRACT RIGHTS-Surrender Privileges". However, it has a limited effect on the insurance protection and charges under the Contract, because the partial surrender will affect the net amount at risk only when the Death Benefit is based on the applicable percentage of Accumulated Values (see "CONTRACT RIGHTS-Surrender Privileges- -Partial Surrender"). The primary use of a partial surrender is to withdraw Accumulated Value. Furthermore, it results in a reduced amount of Accumulated Value and increases the possibility that the Contract will lapse.

The techniques described in this section for changing the amount of insurance protection under the contract (for example, changing the face amount, making a partial surrender, and changing the amount of premium payments) must be considered together with the other restrictions and considerations described elsewhere in this prospectus.

How the Duration of the Contract May Vary. Subject to the Death Benefit Guarantee (which depends upon the level of premium payments, partial surrenders and the Contract Loan Amount-see "DEATH BENEFIT GUARANTEE"), the duration of the Contract depends upon the Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge). The Contract will remain in force as long as (a) the Cash Surrender Value of the Contract is sufficient to pay the Monthly Deduction and (b) Contract Debt does not exceed Accumulated Value less any Decrease Charge.

In general, however, when the Cash Surrender Value is insufficient to pay the Monthly Deduction or when Contract Debt exceeds Accumulated Value less any Decrease Charge, and a grace period expires without an adequate payment by the Contract Owner, the Contract will lapse and terminate without value. The Contract Owner has certain rights to reinstate the Contract. See "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement".

Accumulated Value and Cash Surrender Value

The Accumulated Value of the Contract is the total amount of value held under the Contract at any time. The Accumulated Value is used in determining the Cash Surrender Value (the Accumulated Value less any Contract Debt and any Decrease Charge). See "CONTRACT RIGHTS-Surrender Privileges". There is no guaranteed minimum Accumulated Value. Because a Contract's Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.


A Contract's Accumulated Value and Cash Surrender Value will reflect the investment performance of the chosen Subaccounts of the Variable Account and may increase or decrease. They will also reflect any Net Premiums paid, any partial surrenders, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Contract (including any Decrease Charge previously imposed on a requested decrease in Face Amount).


Calculation of Accumulated Value. The Accumulated Value of the Contract is determined first on the Contract Date and thereafter on each Valuation Date. On the Contract Date, the Accumulated Value will be the New Premiums received, plus any interest earned during the period when premiums are held in our General Account (before being transferred to the Variable Account) (see "PAYMENT AND ALLOCATION OF PREMIUMS-Issuance of a Contract"), less any Monthly Deductions due on the Contract Date.

On each Valuation Date after the Contract Date, the Contract's Accumulated Value will be:

(1) the aggregate of the values attributable to the Contract in each of the Subaccounts on the Valuation Date, determined for each Subaccount by multiplying the Subaccount's Unit Value on the date by the number of Subaccount Units allocated to the Contract; plus

(2) the value attributable to the Contract in the Loan Account (see "CONTRACT RIGHTS-Loan Privileges") on the Valuation Date.

Determination of Number of Units. Any amounts allocated to the Subaccounts will be converted into Units of the Subaccount. The number of Units to be credited to the Contract is determined by dividing the dollar amount being allocated by the Unit Value as of the end of the Valuation Period during which the amount was allocated.

The number of Subaccount Units in any Subaccount will be increased by:



     (i) any Net Premiums allocated to the Subaccount during the current Valuation Period;

     (ii) any Accumulated Value transferred to the Subaccount from the General Account or another Subaccount during the current Valuation Period;

     (iii) any repayments of the Contract Debt during the current Valuation Period; and

     (iv) any interest earned on the amount in the Loan Account and transferred to the Variable Account during the current Valuation Period.

The number of Subaccount Units in any Subaccount will be decreased by:

     (i) any Monthly Deduction allocated to the Subaccount during the current Valuation Period to cover the Contract Month following a Monthly Anniversary;

     (ii) any Accumulated Value transferred from the Subaccount to another Subaccount or the General Account;

     (iii) the amount of any partial surrender (including the partial surrender charge) during the current Valuation Period; and

     (iv) any Contract loans allocated to the Subaccount and transferred to the Loan Account during the current Valuation Period.

The Subaccount Unit Value is determined before any Contract transactions on the Valuation Date that would affect the number of Subaccount Units (see immediately preceding paragraph). If the Contract's Accumulated Value in the Variable Account is to be calculated for a day that is not a Valuation Date, the next following Valuation Date will be used.

Determination of Unit Value. The Unit Value for a Subaccount is calculated on each Valuation Date by dividing (1) by (2):

     Where:

     (1)  is the net result of:

          (a) the net asset value of the corresponding Portfolio of the Subaccount at the end of the current Valuation Period, plus

          (b) the amount of any dividend or capital gain distribution by the Portfolio if the "ex-dividend" date occurs during the Valuation Period, plus or minus

          (c) a charge or credit or any taxes reserved which we determine a result of the investment operation of the Portfolio, minus

          (d) the Mortality and Expense Risk Charge (see "CHARGES and DEDUCTIONS-Charges Against the Variable Account-Mortality and Expense Risk Charge") for each day during the current Valuation Period (a current charge of .001644%, but never to exceed .002055%, of the net assets for each day during the current Valuation Period), and

     (2) is the number of Units for the Subaccount attributable to all Contracts.

Payment of Contract Benefits

If the Insured dies before age 100, the proceeds from the Contract will consist of the Contract's Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death.

See Appendix E for information about benefits at maturity date on VUL 1 contracts, which is the Contract Anniversary on or next following the Insured's 96th birthday.

Death proceeds under a Contract will ordinarily be paid within seven days after we receive due proof of death. The Cash Surrender Value (Accumulated Value less any Contract Debt and any Decrease Charge), partial surrenders and Contract loans will ordinarily be paid within seven days of receipt of a Written Notice. Payments may be postponed in certain circumstances. See "GENERAL PROVISIONS-Postponement of Payments".

You may decide the form in which the proceeds will be paid. During the Insured's lifetime, you may arrange for the death proceeds to be paid in a lump sum or under one of the settlement options described below. These choices are also available if the Contract is surrendered. If no election is made, the proceeds will be paid pursuant to Option 1 described below.



For an option to be used, the proceeds to be applied must be at least $2,000. Election of an option is also subject to the conditions that (a) payments must not be less than $50 each and (b) payments must be made only at annual, semi-annual, quarterly or monthly intervals.

Settlement options currently offered under a Contract are as follows:

Option 1-Interest Income. The proceeds may be left on deposit. Interest will be paid at a rate of not less than 3% per year. These proceeds may be withdrawn upon request.

Option 2-Income of a Fixed Amount. Income of a fixed amount will be paid at agreed upon intervals. This income is subject to the conditions that (a) income per year must not be less than 6% of the proceeds, and (b) income is paid until the proceeds, with interest credited at the rate of 3 1/2% per year on the unpaid balance, are paid in full (this income may be increased by the crediting of additional interest).

Option 3-Income for a Fixed Period. Income for a fixed number of years will be paid, not to exceed 30 (the income will not be less than the amounts set forth in a table in the Contract relating to this option).

Option 4-Life Income with Guaranteed Period. Income for the lifetime of the payee will be paid. If the payee dies during the guaranteed period, payments will be continued to the payee's beneficiary to the end of that period. A period of 10 or 20 years may be elected (the income will not be less than the amounts set forth in tables in the Contract relating to this option). After the first payment is made, this option may not be revoked or changed.

Option 5-Other Options. The proceeds may be paid under any other settlement option agreeable to us.

You may elect an option by Written Notice to us during the Insured's lifetime. The option must be elected before proceeds become payable. Assignees and third-party owners may elect an option only with our consent. Election of Option 4 may be made only if the payee is a natural person who is the Insured or a Beneficiary.

If it is the death proceeds under a Contract that are payable, the Beneficiary may elect a settlement option provided that (a) the manner of settlement has not been restricted before the Insured's death, and (b) the death proceeds have not been paid.

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. Our representative should be consulted as to whether and to what extent the rider is available in a particular state and on any particular Contract. See "GENERAL PROVISIONS-Accelerated Benefits Rider". The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX MATTERS-Contract Proceeds-Benefits Paid under the Accelerated Benefits Rider".


                    PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Contract

In order to purchase a Contract, an individual must make application to us through our licensed Representative, who is also a registered representative of Lutheran Brotherhood Securities Corp. We are offering Contracts only to Insureds who are eligible for membership in Lutheran Brotherhood. At issue the Minimum Face Amount of a Contract under our rules is currently $50,000 for Insureds with an Attained Age of 18 through 50, and $25,000 for all other Insureds. We reserve the right to revise its rules from time to time to specify a different Minimum Face Amount at issue for subsequently issued Contracts. A Contract will be issued only on Insureds who have an Attained Age of 85 or less and who provide satisfactory evidence of insurability to us. Acceptance is subject to our underwriting rules. We reserve the right to reject an application for any reason permitted by law.



At the time an application for a Contract is accepted, subject to our underwriting rules, an applicant can obtain temporary conditional insurance protection pending issuance of the Contract by submitting payment of the Minimum Conditional Insurance Premium. The Minimum Conditional Insurance Premium will equal three initial Death Benefit Guarantee Premiums, or, in the case of automatic monthly payment plans, two initial Death Benefit Guarantee Premiums. If we subsequently determine that the proposed Insured is not an acceptable risk under our underwriting standards and rules, even if the Minimum Conditional Insurance Premium has been paid, no temporary conditional insurance coverage will have been provided and any premium paid will be refunded (without interest).

Upon delivery of the Contract, you must pay the balance (if any) of the Minimum Contract Issuance Premium. The Minimum Contract Issuance Premium will equal the initial Scheduled Premium selected by you (see "Amount and Timing of Premiums" below), or, in the case of automatic monthly payment plans, the greater of the Minimum Conditional Insurance Premium or the initial Scheduled Premium. If the Date of Issue precedes the Contract Date and the Minimum Contract Issuance Premium otherwise required would not provide a premium payment sufficient to cover the next Contract Month, we will require additional Scheduled Premium payment(s) sufficient to cover through the next Contract.

The Date of Issue is the date we use to determine Contract Months, Contract Years, Monthly Anniversaries and Contract Anniversaries. It will be shown on page 3 of the Contract. The Contract Date is the date on which we will allocate the initial Net Premium(s) to the Variable Account. The Contract Date will be the latest of (i) the Date of Issue; (ii) the date we receive the first premium payment on the Contract at our Home Office; and (iii) any other date mutually agreed upon by us and you.

Until the Contract Date, we will hold premium payments in our General Account. If a Contract is issued, we will credit interest on premium payments held in our General Account at a rate of interest determined by us; no interest will be credited on these premium payments if no Contract is issued (but the full amount of any premiums paid, without deduction of any Contract charges, will be refunded). We will credit any interest on these premium payments to the Contract on the Contract Date in the same manner as a premium payment, except without deduction of any Premium Expense Charge. On the Contract Date, we will deduct the Premium Expense Charges attributable to the premiums paid, and the balance of the amount held in the General Account (on which no Premium Expense Charges will be imposed) will be transferred from the General Account and allocated among the Subaccount(s) of the Variable Account pursuant to your instructions.



Amount and Timing of Premiums

A Contract Owner has considerable flexibility in determining the frequency and amount of premiums.

Scheduled Premiums. You will select a periodic premium payment schedule (based on a periodic billing mode of annual, semi-annual, or quarterly payment) which provides for the billing of a level premium at the specified interval. Also, under several automatic payment plans, you can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other payment source rather than being billed. The periodic payment selected by you is called the "Scheduled Premium".

The initial Scheduled Premium on an annualized basis will be shown in the Contract as the "Planned Annual Premium". You are not, however, required to pay Scheduled Premiums in accordance with the specified schedule. You have the flexibility to alter the amount, frequency and time period over which the premiums are paid.

Your payment of Scheduled Premiums will not guarantee that the Contract will remain in force. Instead, the duration of the Contract depends upon the Contract's Accumulated Value and Cash Surrender Value and upon whether the Death Benefit Guarantee is in effect. See "CONTRACT BENEFITS-Death Benefits" and "DEATH BENEFIT GUARANTEE". Thus, even if you pay Scheduled Premiums, unless the Death Benefit Guarantee is in effect, the Contract will lapse whenever



     (a)  the Cash Surrender Value is insufficient to pay the Monthly
          Deduction or

     (b)  the Contract Debt exceeds the Accumulated Value less a Decrease
          Charge,

and in either case if a grace period expires without your making an adequate payment. See "Contract Lapse and Reinstatement" below.

Minimum Conditional Insurance Premium. The Minimum Conditional Insurance Premium is the minimum premium required to provide temporary conditional insurance protection pending issuance of the Contract. See "Issuance of a Contract" above.



Death Benefit Guarantee Premium. The Death Benefit Guarantee Premium is a monthly premium amount specified in the Contract and determined by us. The Death Benefit Guarantee Premium may change as the result of Contract changes. The Death Benefit Guarantee Premium determines the payments required to maintain the Death Benefit Guarantee. See "DEATH BENEFIT GUARANTEE".

Premium Flexibility. Unlike some insurance contracts, the Contract frees you from the requirement that premiums be paid in accordance with a fixed premium schedule. Although you determine a Scheduled Premium (initially, on an annualized basis, this premium will be called the Planned Annual Premium), you need not make premium payments in accordance with this schedule and the failure to make such payments will not in itself cause the Contract to lapse. See "Contract Lapse and Reinstatement" below.

Moreover, subject to the requirements described above regarding the Minimum Conditional Insurance Premium and the Minimum Contract Issuance Premium (see "Issuance of a Contract" above), and to the minimum and maximum premium limitations described below, you may make premium payments at any time before age 100 in any amount. The Contract, therefore, provides you with the flexibility to vary the frequency and amount of premium payments.

Premium Limitations. The Internal Revenue Code provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Contract exceed such limits. If at any time a premium is paid which would result in total premiums exceeding such limits, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the current maximum premium limitations set forth in the Internal Revenue Code.



The maximum premium limitations set forth in the Internal Revenue Code depend in part upon the amount of the Death Benefit at any time. As a result, Contract changes that affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Contract exceed these maximum premium limitations. For example, a decrease in Face Amount made at the Contract Owner's request (see "CONTRACT BENEFITS-Death Benefits-Ability to Change Face Amount") or made as a result of a partial surrender (see "CONTRACT RIGHTS-Surrender Privileges-Partial Surrender"), or a change in the Death Benefit Option (see "CONTRACT RIGHTS-Death Benefits-Change in Death Benefit Option"), could result in cumulative premiums paid exceeding these maximum premium limitations. To the extent that any such Contract change would result in cumulative premiums exceeding these maximum premium limitations, we will not execute such change.

Allocation of Premiums and Accumulated Value

Net Premiums. The Net Premium equals the premium paid less the Premium Expense Charges. See "CHARGES AND DEDUCTIONS-Premium Expense Charges".

Allocation of Net Premiums. You will, in the application for the Contract, indicate how your Net Premiums should be allocated to the Subaccount(s) of the Variable Account. Until the Contract Date, premium payments will be allocated to our General Account. If a Contract is issued, interest will be credited on premium payments held in our General Account at a rate of interest determined by us; no interest will be credited on these premium payments if no Contract is issued (but the full amount of any premiums paid will be refunded). On the Contract Date, Net Premiums, together with any interest credited on premiums held in the General Account, will be transferred from our General Account and allocated among the Subaccount(s) of the Variable Account that you have chosen. Any Net Premiums received after the Contract Date will be allocated to the Subaccount(s) you have chosen.



The percentages of each Net Premium that may be allocated to any Subaccount of the Variable Account must be in whole numbers and the sum of the allocation percentages must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. You may change your allocation for future Net Premiums without charge at any time by providing us with Written Notice or by telephone (if you have completed the Telephone Transaction Authorization Form).


The values of the Subaccount(s) of the Variable Account will vary with the investment experience of the Subaccount(s) and may increase or decrease. You bear the entire investment risk. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.


You must notify us if a payment is a premium payment; otherwise, it will be considered a loan repayment.

Transfers. You may transfer your Accumulated Value among the Subaccounts of the Variable Account by sending us Written Notice or by telephone (if you have completed the Telephone Transaction Authorization Form). The total amount that you transfer each time must be at least $200 (unless the total cash value in a Subaccount is less than $200, in which case the entire amount may be transferred). No fees are currently charged for transfers. We may postpone transfers in certain circumstances. See "GENERAL PROVISIONS-Postponement of Payments". Under present law, transfers are not taxable transactions.


The provisions described above can be illustrated as follows. If a Contract Owner wishes to transfer a total of $200 or more, any amount can be transferred from the various Subaccounts (for example, $100 from the Money Market Subaccount and $100 from the Income Subaccount, or any other combination that totals $200 or more). A Contract Owner may transfer a total of less than $200 only if the amount transferred from each Subaccount equals the total Accumulated Value in that Subaccount (for example, a $150 total transfer taken totally from the Money Market Subaccount when $150 represents the total Accumulated Value in that Subaccount, or a $150 total transfer taken $100 from the Money Market Subaccount and $50 from the Income Subaccount when these amounts represent the total Accumulated Value in these Subaccounts).


Telephone Transfers. Telephone transfers are available when you complete the Telephone Transaction Authorization Form. If you elect to complete that form, you thereby agree that we and our agents and employees will not be liable for any loss, liability, cost or expense when we and our agents and employees act in accordance with the telephone transfer instructions that have been properly received and recorded on voice recording equipment. If a telephone authorization or instruction, processed after you have completed the Telephone Transaction Authorization Form, is later determined not to have been made by you or was made without your authorization, and a loss results from such unauthorized instruction, you bear the risk of this loss. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such instructions and/or tape recording telephone instructions.



You should periodically review your allocation of Accumulated Value in light of market conditions and your overall financial objectives.

Special Transfer Service-Dollar Cost Averaging. We administer a dollar cost averaging program which enables you to pre-authorize a periodic exercise of the transfer rights described above. Your entering into a dollar cost averaging agreement will instruct us to periodically transfer predetermined dollar amounts from the Money Market Subaccount to as many of three other Subaccounts as specified by you until the amount in the Money Market Subaccount is exhausted or you terminate the agreement.



The dollar cost averaging program is generally suitable for Contract Owners making a substantial deposit to the Contract and who wish to use the other Subaccount investment options, but desire to control the risk of investing at the top of a market cycle. The dollar cost averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that the Variable Account will gain in value, nor will it protect against a decline in value if market prices fall. However, if a Contract Owner can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet long-term goals. Contract Owners interested in the dollar cost averaging program may obtain an application and full information concerning the program and its restrictions from us.

Contract Lapse and Reinstatement

Lapse. Your failure to make a Scheduled Premium payment will not itself cause a Contract to lapse. Subject to the Death Benefit Guarantee (see "DEATH BENEFIT GUARANTEE"), lapse will only occur when

     (a) the Cash Surrender Value is insufficient to cover the Monthly Deduction or

     (b)  Contract Debt exceeds the Accumulated Value less any Decrease
          Charge, and

in either case if a grace period expires without a sufficient payment. Even if the Cash Surrender Value is insufficient to cover the Monthly Deduction, the Contract will not lapse if the Death Benefit Guarantee is in effect.

Because unearned prepaid loan interest will not be included in Contract Debt (see definition of "Contract Debt" in section entitled "DEFINITIONS"), the Cash Surrender Value (which is Accumulated Value less any Contract Debt and any Decrease Charge) will always include any unearned prepaid loan interest. This means that, in effect, unearned prepaid loan interest will be applied to keep the Contract in force because this amount will be available to pay the Monthly Deduction and because the grace period for the Contract does not commence until the Cash Surrender Value is insufficient to cover the Monthly Deduction. Any payment you make after unearned prepaid loan interest has been applied in this manner will first be used to replace unearned prepaid loan interest so applied.

The Contract provides for a 61-day grace period that is measured from the date on which we send notice. Thus, the Contract does not lapse, and the insurance coverage continues, until the expiration of this grace period. We will send you notice on or after the Monthly Anniversary on which (a) the Cash Surrender Value is insufficient to pay the Monthly Deduction chargeable on the Monthly Anniversary or (b) the Contract Debt exceeds the Accumulated Value less any Decrease Charge. The notice will specify the payment required to keep the Contract in force and the length of the grace period.



In order to prevent lapse, you must during the grace period make a premium payment or make a loan repayment sufficient to (a) increase the Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge) to an amount sufficient to cover any unpaid Monthly Deductions or (b) reduce Contract Debt to an amount equal to or less than the Accumulated Value less any Decrease Charge. Failure to make a sufficient payment within the grace period will result in lapse of the Contract without value.

At the commencement of the grace period, we will transfer your Contract's Accumulated Value attributable to the Variable Account (that is, the Accumulated Value in excess of the amount held in the Loan Account) into our General Account. If you make sufficient payments during the grace period to avoid lapse of the Contract, then any Accumulated Value in excess of the amount to be held in the Loan Account will be reallocated to the Variable Account upon receipt of such payments. The amount reallocated to the Variable Account will be reduced by the amount of any Monthly Deductions not paid during the grace period. The amount allocated to the Variable Account will be allocated among the Subaccount(s) in the same proportion as the Accumulated Value was transferred to the General Account from the Subaccount(s) at the commencement of the grace period.

If a sufficient payment is made during the grace period, we will allocate Net Premiums among the Subaccount(s) according to the current Net Premium allocation and then any amount required to pay unpaid Contract charges will be deducted. See "Allocations of Premiums and Accumulated Value" above.

If the Insured dies during the grace period, the proceeds under the Contract will equal the amount of the Death Benefit and any additional life insurance benefits on the Insured provided by rider as of the Monthly Anniversary on or immediately preceding the commencement of the grace period, reduced by any Contract Debt and any unpaid Monthly Deductions.

If a sufficient payment is not made during the grace period, the Contract will lapse without value and insurance coverage will end as of the expiration of the grace period. The Contract will have no Accumulated Value or Cash Surrender Value upon termination of the Contract.

On any Monthly Anniversary when the Death Benefit Guarantee is in effect, the Contract will not lapse. See "DEATH BENEFIT GUARANTEE".

Reinstatement. A Contract that lapses without value may be reinstated at any time within 5 years after the expiration of the grace period by submitting the following items to us:



     (1)  Written application for reinstatement;

     (2)  Evidence of insurability satisfactory to us;

     (3) Payment or reinstatement of any Contract Debt (including interest earned during the grace period) that existed on the date the grace period expired; and

     (4)  A payment that is sufficient to cover:

          (a) payment of any unpaid Monthly Deductions for the grace period; and

          (b) a premium repayment sufficient to increase Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge) to an amount at least equal to the Monthly Deductions and interest on Contract loans for the next two Contract Months, based on Unit Values on the date of reinvestment.

The amount of your Cash Surrender Value on the date of reinstatement will equal the Accumulated Value on that date less any reinstated Contract Debt and any reinstated Decrease Charge (discussed below). The amount of Accumulated Value on the date of reinstatement will equal:


     * the Accumulated Value as of the expiration of the grace period before termination of the Contract; plus

     * any premiums received at the time of reinstatement, reduced by the Premium Expense Charges; less

     * any Monthly Deductions and any loan interest due for the grace period; less

     *  the Monthly Deduction for the next Contract Month.


Contract charges will, in effect, be calculated and reinstated on a reinstated Contract as if the Contract had been reinstated effective as of the expiration of the grace period. Any Decrease Charge and any Initial Monthly Charge that applied to the Contract at the expiration of the grace period will be reinstated. The period of time from Contract lapse until Contract reinstatement will not be taken into account in determining when the 15-year-time periods for the Decrease Charge and the Initial Monthly Charge expire or in determining when the first Contract Year expires for the purpose of calculating the Contingent Deferred Sales Charge (see "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge-Amount of Contingent Deferred Sales Charge"). Moreover, the Monthly Deductions and any loan interest that would have otherwise been payable during the grace period must be paid before reinstatement.

See Appendix E for information about differences in the Decrease Charge and the Deferred Administrative Charge on VUL 1 contracts.

The effective date of reinstatement will be the date on which the reinstatement application was approved.

The Death Benefit Guarantee cannot be reinstated after lapse of the Contract. See "DEATH BENEFIT GUARANTEE".


                          CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Contract to compensate us for:

     (a) providing the insurance benefits set forth in the Contract and any additional insurance benefits added by rider;

     (b)  administering the Contract;

     (c)  assuming certain risks in connection with the Contract; and

     (d)  incurring expenses in distributing the Contract.

The nature and amount of these charges are described more fully below.

Premium Expense Charges

Sales Charges. Sales charges, generally called "sales load", will be deducted to compensate us for the costs of selling the Contract. These costs include sales commissions, the printing of prospectuses and sales literature, and advertising. There are two types of sales load under the Contract. The first, a front-end sales load, is 5% of each premium payment. It will be deducted from each premium payment prior to allocation of the Net Premium to the Variable Account. The second, the Contingent Deferred Sales Charge, which is part of the Decrease Charge, will reduce the Contract's Accumulated Value in the Variable Account in the event of full surrender or lapse of the Contract, or in part upon a requested decrease in the Face Amount. See "Charges Against Accumulated Value-Decrease Charge" below.



The sales charges in any Contract year are not necessarily related to actual distribution expenses incurred during that Contract Year. Instead, we expect to incur the majority of distribution expenses in the early Contract Years and to recover any deficiency over the life of the Contract. To the extent that sales and distribution expenses exceed sales loads (both front-end and deferred) in any year, we will pay them from our other assets or surplus in our General Account, which includes amounts derived from the Mortality and Expense Risk Charge. (See "Accumulated Value Charges-Mortality and Expense Risk Charge" below).



Premium Processing Charge. We will deduct an amount equal to $1.00 per premium payment ($.50 for automatic payment plans) to compensate us for the cost of collecting and processing premiums. This amount will be deducted from each premium payment prior to its allocation to the Variable Account. We reserve the right to increase this charge to an amount not exceeding $2.00 per premium payment ($1.00 for automatic payment plans).



Accumulated Value Charges

Decrease Charge

The Contract provides for the Decrease Charge, which is a deferred charge that will be imposed if you surrender the Contract or let it lapse, or in part if you request a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions have been made after issuance of a Contract or after a requested increase in Face Amount. The term "Decrease Charge" is used to describe this charge because, during the applicable 15-year period, the charge is imposed in connection with a decrease in the Face Amount, either as a result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero).



The Decrease Charge consists of the Contingent Deferred Sales Charge (described below) and the Deferred Administrative Charge (described below). The Contingent Deferred Sales Charge compensates us for the cost of selling the Contracts, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Deferred Administrative Charge reimburses us for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing the applications and establishing Contract records. (Similar administrative and sales expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve "insurability" decisions, such as applications for increases in Face Amount.)

The following sections describe how the amount of the Contingent Deferred Sales Charge and the Deferred Administrative Charge will be determined and how these charges will be deducted from Accumulated Value.

Amount of Contingent Deferred Sales Charge-Initial Face Amount. At Contract issuance, we will compute a maximum Contingent Deferred Sales Charge equal to 25% of the CDSC Premium. This premium amount is used solely for the purpose of calculating the Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge actually imposed will equal the maximum Contingent Deferred Sales Charge unless a limitation keyed to 25% of actual premiums paid applies to the Contract. The Contingent Deferred Sales Charge for the initial Face Amount, if imposed, will never exceed the lesser of (a) 25% of the CDSC Premium and (b) 25% of actual premiums paid (before deducting Premium Expense Charges) during the first Contract Year.

The maximum Contingent Deferred Sales Charge calculated as described above (subject to the limitation keyed to 25% of actual premiums paid), will remain level until the fifth Contract Anniversary. Commencing on the fifth Contract Anniversary, and then on each subsequent Monthly Anniversary until 120 Monthly Deductions have been made on and after the fifth Contract Anniversary, the maximum Contingent Deferred Sales Charge will be reduced as of each Monthly Anniversary in level amounts equal to approximately .83% (10% on an annual basis) of the maximum Contingent Deferred Sales Charge. This means that the actual Contingent Deferred Sales Charge will be reduced to 80% of the maximum Contingent Deferred Sales Charge after approximately 7 Contract Years, 60% of the maximum after approximately 9 Contract Years, 40% of the maximum after approximately 11 Contract Years, 20% of the maximum after approximately 13 Contract Years, and zero after approximately 15 Contract Years.



The CDSC Premium is an annual premium amount determined by us on the same basis as the Death Benefit Guarantee Premium (see "DEATH BENEFIT GUARANTEE"), except that the CDSC Premium, unlike the Death Benefit Guarantee Premium, will not take into account any additional charge for an Insured in a substandard premium class, any charge for additional insurance benefits added by rider, or the basic monthly administrative charge of $10.00 per month, or any premium processing charge.

The maximum Contingent Deferred Sales Charge based on the applicable CDSC Premium will be shown in the Contract. Even though the Death Benefit Guarantee Premium may change after issuance of the Contract, once the CDSC Premium is determined, it will not change. The CDSC Premium will never exceed the "guideline annual premium", as that term is defined under SEC Rule 6e-3(T), for the Contract.

Amount of Contingent Deferred Sales Charge-Increases in Face Amount. If the Face Amount is increased, we will compute a maximum Contingent Deferred Sales Charge for the increase equal to 25% of the CDSC Premium for the increase. The Contingent Deferred Sales Charge actually imposed will equal this maximum Contingent Deferred Sales Charge unless a limitation keyed to 25% of the amount of premiums attributable to the increase applies. The Contingent Deferred Sales Charge for an increase, if imposed, will never exceed the lesser of (a) 25% of the CDSC Premium for the increase and (b) 25% of the amount of premiums attributable to the increase made during the 12 Contract Months after the effective date of the increase. Like the similar limitation for the initial Face Amount, the CDSC Premium for the increase will never exceed the "guideline annual premium", as that term is defined under SEC Rule 6e-3(T), for the increase.

A special rule applies to determine "the amount of premiums attributable to the increase" because additional premium payments are not required to fund a requested increase in Face Amount. The premiums attributable to the increase will equal the sum of a proportionate share of the Cash Surrender Value on the effective date of the increase plus a proportionate share of premium payments made on the effective date of the increase or during the 12 Contract Months after the effective date of the increase. This means that, in effect, a portion of the existing Cash Surrender Value will be deemed to be a premium payment for the increase, and subsequent premium payments will be prorated. The proportion of existing Cash Surrender Value and subsequent premium payments attributable to the increase will equal the ratio of the increase in Face Amount to the resulting total Face Amount after the increase.

For example, if the Face Amount is increased from $100,000 to $200,000, the ratio of the increase to the resulting total Face Amount is 1/2 ($100,000/$200,000). If the Cash Surrender Value on the effective date of the increase is $5,000 and premium payments totaling $3,000 are made during the 12 Contract Months after the effective date of the increase, the premiums attributable to the increase would be 1/2 ($5,000) + 1/2 ($3,000), or a total of $4,000.

The part of the Contingent Deferred Sales Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Contingent Deferred Sales Charge. It will remain at the maximum level through approximately five years from the effective date of the increase in Face Amount. It will then be reduced in level monthly amounts equal to approximately .83% (10% on an annual basis) of the maximum Contingent Deferred Sales Charge for the increase. Thus, after the 120th Monthly Deduction following the fifth anniversary of the increase, the Contingent Deferred Sales Charge on the increase will be reduced to zero.

Amount of Deferred Administrative Charge. At Contract issuance, we will compute a Deferred Administrative Charge. In general, this charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, the Insured's gender, and whether the Insured is a tobacco user. For Insureds with an Attained Age under 18, the Deferred Administrative Charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount and the Insured's Age at Contract issuance. The maximum Deferred Administrative Charge per $1,000 of Face Amount will be determined from Appendix C. As shown in Appendix C, the Deferred Administrative Charge per $1,000 of Face Amount will be less for Contracts having a Face Amount at issuance that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000.



Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana cannot vary on the basis of the Insured's gender, and so, in Montana, this charge will not be based on the gender of the Insured.

The maximum Deferred Administrative Charge, as determined at Contract issuance, will be reduced as Monthly Deductions are made. Beginning on the Date of Issue, and continuing on each Monthly Anniversary until 180 Monthly Deductions have been made, this Deferred Administrative Charge will be reduced in level amounts equal to approximately .55% of the maximum Deferred Administrative Charge (or a 6 2/3% reduction of the maximum Deferred Administrative Charge on an annual basis). In this way, the Deferred Administrative Charge will be reduced to zero as of the Monthly Anniversary when the 180th Monthly Deduction is made.



If the Face Amount is increased, a separate Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, (except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase). The part of the Deferred Administrative Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Deferred Administrative Charge.



The maximum Deferred Administrative Charge for an increase will be determined on the effective date of the increase and will then be reduced in level amounts equal to .55% of the maximum Deferred Administrative Charge (or a 6 2/3% reduction of the maximum Deferred Administrative Charge on an annual basis) as Monthly Deductions are taken until 180 Monthly Deductions have been made after the effective date of the increase, when the Deferred Administrative Charge on the increase will be reduced to zero.

The administrative expenses covered by the Deferred Administrative Charge are the same expenses covered by the Initial Monthly Charge included in the Monthly Deduction. See "Accumulated Value Charges-Monthly Deduction" below. Even though the same administrative expenses are covered by both charges, we will not be reimbursed twice for these issuance expenses. Except as described below for spouse riders, these two charges have been calculated so that these administrative expenses related to issuance will generally be collected either through the Monthly Deduction (which covers these charges through the Initial Monthly Charge) or through the Decrease Charge (which covers these charges through the Deferred Administrative Charge). Each of these charges applies until 180 Monthly Deductions have been made, and the scheduled reductions in the Deferred Administrative Charge described above over this period have been calculated to take into account the amount of issuance expenses that would have already been collected through the Initial Monthly Charge. In effect, the collection of the Deferred Administrative Charge included in the Decrease Charge, which would be collected only upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount, would be an "acceleration" of the amounts that otherwise would have been paid during this 15-year period through the Initial Monthly Charge included in the Monthly Deduction. If the Deferred Administrative Charge is imposed in part due to a requested decrease in Face Amount, the amount of the Initial Monthly Charge will be reduced accordingly (see "CHARGES AND DEDUCTIONS-Monthly Deduction-Initial Monthly Charge").


The discussion in the immediately preceding paragraph does not apply to spouse riders. The Deferred Administrative Charge is not an "acceleration" of the Initial Monthly Charge applicable to any spouse rider providing insurance benefits on the Insured's spouse. An Initial Monthly Charge will arise upon issuance of a spouse rider, but no Deferred Administrative Charge will be calculated. If the Contract lapses or is surrendered during a period when the Initial Monthly Charge is being applied for spouse rider benefits, this charge will not be collected through the Deferred Administrative Charge or otherwise, unless the Contract is reinstated (see "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement").


Method of Deduction and Effect of Decrease Charge. The Decrease Charge will be treated as a deduction against your Accumulated Value, and will compensate us for sales and issuance expenses described above upon surrender or lapse of the Contract or in part upon your request for a decrease in Face Amount. Otherwise, the Decrease Charge will not be taken out of the Accumulated Value held for investment under the Contract. The Accumulated Value will continue to reflect the investment experience of the selected Subaccount(s), although the Decrease Charge will be treated as a deduction for purposes of determining the Contract's Cash Surrender Value.

This treatment will affect various Contract rights. Deducting the Decrease Charge in determining the Cash Surrender Value will affect

     (a) the amount available for Contract loans (see "CONTRACT RIGHTS-Loan Privileges"),

     (b) the amount available in connection with full or partial surrenders (see "CONTRACT RIGHTS-Surrender Privileges"), and

     (c) the amount available to pay Monthly Deductions, which will, subject to the Death Benefit Guarantee (see "DEATH BENEFIT GUARANTEE"), determine the Contract's duration and possible lapse (see "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement").


If you request a decrease of the Face Amount, that part of any existing Decrease Charge attributable to the decrease will reduce the Accumulated Value attributable to your Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease. The amount by which the Decrease Charge is reduced will be allocated against the Subaccount(s) of the Variable Account in the same manner that Monthly Deductions are allocated against the Subaccount(s). See "Charges Against Accumulated Value-Monthly Deductions" below. If the Cash Surrender Value is not sufficient to cover the Decrease Charge imposed in connection with the requested decrease, the requested decrease will not be made.


The Decrease Charge imposed for a requested decrease in Face Amount will be determined by using the Decrease Charge then applicable to various parts of the current Face Amount in the following order: (a) the Decrease Charge for the most recent increase; (b) the Decrease Charge for the next most recent increases successively; and (c) the Decrease Charge for the initial Face Amount.

The calculation of the Decrease Charge for requested decreases can be illustrated as follows. Assume that a Contract has an initial Face Amount of $100,000, and the Face Amount is first increased by $20,000, and then increased by $30,000, and then the Face Amount is decreased by $40,000. The Decrease Charge imposed for the $40,000 decrease would be determined by using the Decrease Charge for the most recent increase in Face Amount ($30,000) and then adding a proportionate part of the Decrease Charge for the next most recent increase ($10,000/$20,000, or one-half of the Decrease Charge for that increase). If, instead, the requested decrease was $60,000, the Decrease Charge imposed for the $60,000 decrease would be determined by using the Decrease Charge for the two increases (which were $30,000 and $20,000, respectively) and then adding a proportionate part of the Decrease Charge for the initial Face Amount ($10,000/$100,000, or one-tenth of the Decrease Charge for the initial Face Amount).

If, alternatively, it is assumed that a Contract has an initial Face Amount of $100,000, and the Face Amount is first decreased by $20,000, then increased by $50,000, and then decreased by $30,000, the Decrease Charge on the requested decreases would be as follows. The Decrease Charge imposed for the first decrease ($20,000) would be determined by using a proportionate part of the Decrease Charge for the initial Face Amount ($20,000/$100,000, or one-fifth of the Decrease Charge for the initial Face Amount). The Decrease Charge imposed for the second decrease ($30,000), would be determined by using a proportionate part of the Decrease Charge for the most recent increase ($30,000/$50,000, or six-tenths of the Decrease Charge for that increase.

Reinstatement of Decrease Charge. If a Contract lapses and is then reinstated, any Decrease Charge applicable at the time of lapse will also be reinstated. See "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement".

See Appendix E for information about differences in the Decrease Charge and the Deferred Administrative Charge on VUL 1 contracts.

Monthly Deduction

Charges will be deducted on the Contract Date and each Monthly Anniversary from the Accumulated Value of the Contract (the "Monthly Deduction") to compensate us for administrative expenses and the insurance provided by the Contract. The Monthly Deduction consists of three components-



     (a)  the cost of insurance,

     (b) insurance underwriting and expenses in connection with issuing the Contract or any increase in Face Amount, and the costs of ordinary administration of the Contract, and

     (c)  the cost of any additional benefits added by rider.

Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself will vary in amount from month to month.

We will take the Monthly Deduction on the Contract Date and on each subsequent Monthly Anniversary prior to the Insured's Attained Age 100. (On the Contract Date, a Monthly Deduction covering the period of time from the Date of Issue until the first Monthly Anniversary will be deducted and, if any Monthly Anniversary occurs prior to the Contract Date, the Monthly Deduction(s) for such Monthly Anniversaries will also be made on the Contract Date.) The Monthly Deduction will be deducted from the Accumulated Value of the Contract by redeeming units from the Subaccounts of the Variable Account. The Monthly Deduction will be allocated against each Subaccount in the same proportion that the Contract's Accumulated Value in each Subaccount bears to the total Accumulated Value of the Contract, less the Accumulated Value in the Loan Account, at the Monthly Anniversary. Subject to our approval, you may specify a different allocation for the Monthly Deduction.

Cost of Insurance. Because the cost of insurance depends upon several variables, the cost for each Contract Month can vary from month to month. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Contract Month. The net amount at risk on any Monthly Anniversary is the amount by which the Death Benefit which would have been payable on that Monthly Anniversary exceeds the Accumulated Value on that Monthly Anniversary. For the purposes of this calculation, the Death Benefit will be divided by 1.0040741, which reduces the net amount at risk by taking into account assumed monthly earnings at an annual rate of 5%. In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000.

We will determine the monthly cost of insurance separately for each component of the net amount at risk, using the cost of insurance rate applicable to the component, in the following order:

     (1)  the initial Face Amount;

     (2) successively, each increase in Face Amount up to the Face Amount in force, in the order in which the increase took effect; and

     (3) any Death Benefit that would be payable by reason of Accumulated Value calculations (that is, whenever the Death Benefit is based on the applicable percentage of Accumulated Value) over the Face Amount in force.

For example, when a Contract Owner has elected to make an increase in the Face Amount, the monthly cost of insurance would be computed separately on the initial Face Amount using the cost of insurance rate for the premium class determined upon Contract issuance, and to each increase in Face Amount using the cost of insurance rate for the premium class determined for such increase as specified in the supplement to the Contract evidencing that increase.

Because the monthly cost of insurance must be determined separately for each component of the net amount at risk described above, the Accumulated Value must be allocated to each component. For purposes of determining the net amounts at risk for each component if Option B is in effect, the Accumulated Value will first be considered a part of the initial Face Amount, and then each successive increase in the Face Amount. If the Accumulated Value is greater than the initial Face Amount, it will be considered a part of each increase in order, starting with the first increase.

When Option A is in effect, the Accumulated Value is not included within the Face Amount. Accordingly, the cost of insurance rates applicable will be the rate(s) applicable to the Face Amount (and any increases in Face Amount). The cost of insurance rate applicable to the remaining Death Benefit, if any, that would be payable by reason of Accumulated Value calculations (which is the remainder of the net amount at risk) will be that applicable to the initial Face Amount.

Any change in the net amount at risk will affect the total cost of insurance paid by the Contract Owner. For example, because generally the net amount at risk equals the excess of the Death Benefit over the Accumulated Value, the net amount at risk may be affected by changes in the Accumulated Value, in the Face Amount, or in the Death Benefit Option in effect. See "CONTRACT BENEFITS-Death Benefits-Accumulated Value and Cash Surrender Value".

Cost of Insurance Rate. Cost of insurance rates will be based on the Face Amount and the gender, issue age, Attained Age and premium class of the Insured. The actual monthly cost of insurance rates will be based on our expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Contract. These guaranteed rates are based on the Insured's Attained Age and the 1980 Commissioners Standard Ordinary Mortality Table.

Any change in the cost of insurance rates will be based on the Initial Face Amount and any requested increases in Face Amount, and will apply to all Insureds of the same premium class, gender, issue age and Attained Age. In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000.

Montana has enacted legislation that requires that cost of insurance rates applicable to Contracts purchased in Montana cannot vary on the basis of the Insured's gender. Therefore, for Contracts issued in the state of Montana, the cost of insurance rate will not be based on the basis of gender. In connection with certain employment-related plans, cost of insurance rates may in some circumstances not distinguish between men and women. See "EMPLOYMENT-RELATED BENEFIT PLANS".

Premium Class. The premium class of an Insured will affect the cost of insurance rates. We currently places Insureds into standard premium classes and into rated premium classes, which involve a higher mortality risk. In an otherwise identical Contract, an Insured in the standard premium class will have a lower cost of insurance than an Insured in a premium class with higher mortality risks. The premium classes are also divided into two categories: tobacco users and non-tobacco users. Non-tobacco user Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco users. In addition, certain Insureds over Attained Age 18 and less than Attained Age 75 who are non-tobacco users and who meet special underwriting requirements may be classified as preferred. An Insured in a preferred premium class will have a lower cost of insurance than an Insured in a standard or rated premium class.



Any Insured with an Attained Age at issuance under 18 will not be classified initially as a tobacco user or a non-tobacco user. When the Insured reaches Attained Age 18, he or she will then be classified as a tobacco user, unless the Insured provides satisfactory evidence that he or she is a non-tobacco user. (We will provide notice to you of the opportunity for the Insured to be classified as a non-tobacco user when the Insured reaches Attained Age 18.)

Monthly Administration Charge. We have primary responsibility for the administration of the Contract and the Variable Account. As a result, we expect to incur certain ordinary administrative expenses and certain issuance expenses. A monthly administration charge included in the Monthly Deduction will be used to reimburse us for these expenses, except to the extent that these expenses are reimbursed through the collection of the Deferred Administrative Charge included in the Decrease Charge, which is, in effect, an "acceleration" of the initial administrative charge described below.

There are two administrative charges included in the monthly administration charge-a basic monthly administrative charge that is collected every Contract Month and an initial monthly charge that is deducted as part of the first 180 Monthly Deductions (the "Initial Monthly Charge") following Contract issuance and following any requested increase in Face Amount.



Basic Monthly Administrative Charge. We will deduct a basic monthly administrative charge of $10.00 from the Accumulated Value on the Contract Date and each Monthly Anniversary prior to the Insured's Attained Age 100 as part of the Monthly Deduction. This charge is intended to reimburse us for ordinary administrative expenses expected to be incurred, including record keeping, processing Death Benefit claims, certain Contract changes, preparing and mailing reports, and overhead costs.

Initial Monthly Charge. We will deduct the Initial Monthly Charge from the Accumulated Value as part of the first 180 Monthly Deductions following Contract issuance, commencing with the Monthly Deduction(s) collected on the Contract Date. This monthly charge will equal an amount per $1,000 of Face Amount based upon the Insured's Attained Age at Contract issuance and, except for Insureds with an Attained Age at Contract issuance under 18, the Insured's gender and upon whether the Insured is a tobacco user or not. The Initial Monthly Charge per $1,000 of Face Amount will be determined from Appendix D. As shown in Appendix D, the Initial Monthly Charge will be less for Contracts having a Face Amount at issuance that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000.

If the Face Amount is increased, we will deduct a separate Initial Monthly Charge for Increases from the Accumulated Value as part of the first 180 Monthly Deductions after the increase. The deductions will begin with the Monthly Anniversary on which the increase becomes effective. We will determine this separate Initial Monthly Charge for Increases in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase.

If a spouse rider providing additional insurance benefits on the Insured's spouse is added, we will deduct a separate Initial Monthly Charge from the Accumulated Value as part of the first 180 Monthly Deductions after the issuance of the spouse rider. The deductions will begin with the Monthly Anniversary on which the spouse rider becomes effective. This additional Initial Monthly Charge will be determined in the same manner as for the initial Face Amount, except that the spouse's Attained Age and tobacco user status and gender on the effective date of the rider will be used.

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana cannot vary on the basis of the Insured's gender. Therefore, in Montana, this charge will not be based on the gender of the Insured.

The Initial Monthly Charge is intended to reimburse us for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing of the applications and establishing Contract records. Similar expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve "insurability" decisions, such as applications for increases in Face Amount and the issuance of spouse riders.

The issuance expenses covered by the Initial Monthly Charge are the same expenses covered by the Deferred Administrative Charge included in the Decrease Charge. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge" above. We will not, however, be reimbursed twice for these expenses. As described above (see "CHARGES AND DEDUCTIONS-Accumulated Value Charge-Decrease Charge"), and except in the case of charges attributable to spouse riders (see discussion below), if a Contract lapses or is totally surrendered during the 15-year period when the Initial Monthly Charge applies, or if a requested decrease in Face Amount occurs during the 15-year period when the Initial Monthly Charge generally applies, the Initial Monthly Charge will, in effect, generally be "accelerated" and collected in the form of the Deferred Administrative Charge included in the Decrease Charge.

Because the Deferred Administrative Charge included in the Decrease Charge is in effect an "acceleration" of the Initial Monthly Charge, the imposition of the Deferred Administrative Charge will generally eliminate or reduce the Initial Monthly Charge. If the Contract lapses or is totally surrendered during the 15-year period when the Initial Monthly Charge applies so that the Decrease Charge is imposed, the Initial Monthly Charge will not be collected. If the Face Amount is decreased at the Contract Owner's request during this 15-year period so that the Decrease Charge (including the Deferred Administrative Charge) is imposed in part, we will reduce the Initial Monthly Charge because of the Deferred Administrative Charge imposed (being applied to reduce proportionately or eliminate the Initial Monthly Charge attributable to that portion of the Face Amount covered by the Decrease Charge).

If a Contract lapses and is then reinstated, we will reinstate the Initial Monthly Charge until a total of 180 Monthly Deductions have been taken. See "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement".

No Deferred Administrative Charge will be calculated for the issuance of a spouse rider, even though a separate Initial Monthly Charge will be calculated for spouse riders. As a result, the Initial Monthly Administrative Charge attributable to a spouse rider will not be "accelerated" and collected in the form of the Deferred Administrative Charge upon surrender or lapse or upon a requested decrease in Face Amount. If a lapse or total surrender of the Contract or a cancellation of the spouse rider occurs during the 15-year period when an Initial Monthly Charge applies for a spouse rider, the charge will not be collected. If a requested decrease on a spouse rider occurs during this 15-year period, the Initial Monthly Charge attributable to the spouse rider will be reduced proportionately.

Additional Insurance Benefits Charges. The Monthly Deduction will include charges for any additional insurance benefits added to the Contract by rider. These charges are for insurance protection, and the monthly amounts will be specified in the Contract. See "GENERAL PROVISIONS-Additional Insurance Benefits".

See Appendix E for information about differences in the Monthly Deduction, including the cost of insurance rates, basic monthly administrative charge, and the Initial Monthly Charge on VUL 1 contracts.

Partial Surrender Charge

We will deduct a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less, from the amount withdrawn for each partial surrender to compensate us for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Face Amount which may be required by reason of the partial surrender. This charge is guaranteed not to increase.



Charges Against the Variable Account

Mortality and Expense Risk Charge. We will deduct a daily charge (the "Mortality and Expense Risk Charge") from the value of the net assets of the Variable Account to compensate us for mortality and expense risks we assume. We have determined that a Mortality and Expense Risk Charge at an annual rate of .75% of the average daily net assets of each Subaccount would be reasonable in relation to the mortality and expense risks we assume under the Contract. We will, however, initially impose a Mortality and Expense Risk Charge at an annual rate of .60% (or a daily rate of .001644). We guarantee not to increase the Mortality and Expense Risk Charge above an annual rate of .75%. We will deduct the daily charge from the net asset value of the Variable Account, and therefore the Subaccounts, on each Valuation Date. When the previous day or days were not a Valuation Date, the deduction on the Valuation Date will be .001644% multiplied by the number of days since the last Valuation Date.



The mortality risk we assume is that Insureds may live for a shorter time than projected because of inaccuracies in the projections, and that an aggregate amount of Death Benefits greater than that projected accordingly will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

Taxes. Currently, we make no charge against the Variable Account for Federal income taxes. We may, however, make such a charge in the future if income or gains within the Variable Account will incur any Federal income tax liability. Charges for other taxes, if any, attributable to the Variable Account may also be made. See "FEDERAL TAX MATTERS".

Investment Advisory Fee of the Fund. Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fee incurred by the Fund. As investment adviser to the Fund, we charge the Fund a daily investment advisory fee equal to an annual rate of .40% of the aggregate average daily net assets of the Money Market, Income, High Yield, Growth, Mid Cap Growth, and Opportunity Growth Portfolios. We also charge the Fund an annual investment advisory fee equal to .85% of the aggregate average daily net assets of the World Growth Portfolio. See "LUTHERAN BROTHERHOOD AND THE VARIABLE ACCOUNT-LB Series Fund, Inc.", and the accompanying current prospectus for the Fund.


                        DEATH BENEFIT GUARANTEE

General. If you meet the requirement described below for the Death Benefit Guarantee, we guarantee that the Contract will not lapse.

Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, any excess of Accumulated Value over Contract Debt will be used to pay the Monthly Deduction. If available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

If the Death Benefit Guarantee terminates, the Contract will not necessarily lapse. For a discussion of the circumstances under which the Contract may lapse, see "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and
Reinstatement".



The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, to the extent Cash Surrender Value declines due to poor investment performance, the Death Benefit Guarantee may be necessary to avoid lapse of the Contract. Second, during the early Contract Years, the Cash Surrender Value will generally not be sufficient to cover the Monthly Deduction, so that the Death Benefit Guarantee will be necessary to avoid lapse of the Contract. This occurs because the Decrease Charge usually exceeds the Accumulated Value in these years. You should also consider that if an increase in Face Amount is requested, an additional Decrease Charge would apply for the 15 years following the increase, which could create a similar possibility of lapse as exists during the early Contract Years. THUS, EVEN THOUGH THE CONTRACT PERMITS PREMIUM PAYMENTS LESS THAN THE PAYMENTS REQUIRED TO MAINTAIN THE DEATH BENEFIT GUARANTEE, YOU WILL LOSE THE SIGNIFICANT PROTECTION PROVIDED BY THE DEATH BENEFIT GUARANTEE BY PAYING LESS THAN THE PREMIUMS REQUIRED TO MAINTAIN THE GUARANTEE.

WHEN CONSIDERING CONTRACT LOANS (see "CONTRACT RIGHTS-Loan Privileges") OR PARTIAL SURRENDERS (see "CONTRACT RIGHTS-Surrender Privileges"), YOU SHOULD KEEP IN MIND THAT A CONTRACT LOAN OR PARTIAL SURRENDER COULD CAUSE TERMINATION OF THE DEATH BENEFIT GUARANTEE BECAUSE THE AMOUNT OF ANY PARTIAL SURRENDER OR CONTRACT LOAN AMOUNT WILL, SUBJECT TO CERTAIN EXCEPTIONS, BE DEDUCTED FROM CUMULATIVE PREMIUM PAYMENTS IN DETERMINING WHETHER THE REQUIREMENTS FOR THE DEATH BENEFIT GUARANTEE HAVE BEEN MET.

Death Benefit Guarantee Requirement. The Death Benefit Guarantee applies if the total cumulative premiums paid (before deduction of the Premium Expense Charges) under the Contract, less any partial surrenders and the Loan Amount, equals or exceeds the sum of the Death Benefit Guarantee Premiums (described below) on each Monthly Anniversary since the issuance of the Contract. If the Death Benefit Guarantee requirement is not met but the Cash Surrender Value less any unearned interest is greater than or equal to the sum of the Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid as used above will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement.

In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met. The amount excluded is calculated on the date of the partial surrender or Contract loan and is equal to the lesser of:

     1)  The amount of the partial surrender or unpaid Contract loan; and

     2) The excess, if any, of the Cash Surrender Value less unearned prepaid loan interest over the greater of (a) and (b) where:

         a) Is the sum of premiums paid less the amount of any partial surrenders and Contract loans not previously excluded when determining if the Death Benefit Guarantee requirement was met; and

         b) Is the sum of Death Benefit Guarantee Premiums from the Date of Issue through the Monthly Anniversary on or next after the date of the partial surrender or Contract loan.

These calculations for Death Benefit Guarantee compliance are intended to provide you with the flexibility to take advantage of certain increases in Cash Surrender Value without losing the benefit of the Death Benefit Guarantee. First, by "deeming" the sum of premiums paid to be increased under the circumstances described above for purposes of the Death Benefit Guarantee, you can take advantage of increases in Cash Surrender Value by reducing or suspending actual premium payments so long as the Cash Surrender Value, less any unearned prepaid loan interest, remains at a sufficient level to maintain the Death Benefit Guarantee under the formula described above.

Second, by excluding part of a partial surrender or a Contract loan under the circumstances described above for purposes of the Death Benefit Guarantee, you can take advantage of increases in Cash Surrender Value by withdrawing a part of such increases by means of a partial surrender or Contract loan, provided that on the date of such surrender or loan the Cash Surrender Value, less any unearned prepaid loan interest, is at a sufficient level under the formula described above. Of course, any such actions taken by you will have the effect (directly or indirectly) of reducing the Cash Surrender Value, which may mean that less Cash Surrender Value will be available for future Contract charges and for determining future compliance with the requirements for the Death Benefit Guarantee. You should also consider the other effects of varying the amount and frequency of premium payments (see "PAYMENT AND ALLOCATION OF PREMIUMS") and of partial surrenders and Contract loans (see "CONTRACT RIGHTS-Loan Privileges" and "CONTRACT RIGHTS-Surrender Privileges").

If sufficient premium payments have been made, the Death Benefit Guarantee will apply until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of (a) the Insured's Attained Age 71 and (b) the Attained Age of the Insured at the end of a period ranging from 8 to 34 years (varying with the Insured's Attained Age at issue) from the Date of Issue.

We will determine on each Monthly Anniversary whether the requirements for the Death Benefit Guarantee have been satisfied, but premiums need not be paid on a monthly basis. If, as of any Monthly Anniversary, you have not made sufficient premium payments to maintain the Death Benefit Guarantee, the Death Benefit Guarantee will terminate immediately, subject to only a limited right of reinstatement, as described below under "Reinstatement".

See Appendix E for information about differences in the Death Benefit Guarantee on VUL 1 contracts.

Reinstatement. After termination of the Death Benefit Guarantee, we will send written notice to you that the Death Benefit Guarantee has terminated. You will have 31 days from the date such notice is sent to reinstate the Death Benefit Guarantee. The written notice of termination will indicate the premium payment required to reinstate the Death Benefit Guarantee. If we do not receive this required premium payment within 31 days after the written notice is sent, the Death Benefit Guarantee will remain terminated and can never be reinstated. During this 31 day reinstatement period, you will not have the protection of the Death Benefit Guarantee.

WHEN DETERMINING THE AMOUNT AND FREQUENCY OF PREMIUM PAYMENTS, YOU SHOULD CAREFULLY CONSIDER THAT THE DEATH BENEFIT GUARANTEE TERMINATES IMMEDIATELY WHEN THE REQUIREMENTS DESCRIBED ABOVE ARE NOT SATISFIED, AND THE ABILITY TO REINSTATE THE DEATH BENEFIT GUARANTEE PERMANENTLY EXPIRES ON THE FOLLOWING MONTHLY ANNIVERSARY OF THE CONTRACT 31 DAYS AFTER WE SEND WRITTEN NOTICE OF TERMINATION.

Death Benefit Guarantee Premium. The Contract will state the monthly premium amount required to maintain the Death Benefit Guarantee (the "Death Benefit Guarantee Premium"). The Death Benefit Guarantee Premium is determined by us based upon a formula taking into account -

     * the applicable cost of insurance charge for the Insured, using the Insured's actual premium class (see "CHARGES AND DEDUCTIONS-Monthly Deduction-Cost of Insurance");

     * a percentage of assumed monthly Death Benefit Guarantee Premium payment together with an assumed premium processing charge;

     * the applicable Initial Monthly Charge (see "CHARGES AND DEDUCTIONS-Monthly Deduction-Initial Monthly Charge");

     * the charge for any additional insurance benefits added by rider (see "GENERAL PROVISIONS-Additional Insurance Benefits"); and

     * the basic monthly administrative charge of $10.00 per month (see "CHARGES AND DEDUCTIONS-Monthly Deduction-Basic Monthly
        Administrative Charge").

Due to the factors considered in calculating these charges, the Death Benefit Guarantee Premium will vary depending upon, among other things,

     *  the Insured's gender,

     *  the Insured's Attained Age,

     *  the Insured's premium class,

     *  the Face Amount,

     *  the Death Benefit Option, and

     *  which additional insurance benefits, if any, are added by rider.

The Death Benefit Guarantee Premium will change as the result of certain Contract changes, including an increase or decrease in Face Amount; a change in Death Benefit Option; a change in premium class; and an increase, decrease, addition or deletion of additional insurance benefits. Whenever the Death Benefit Guarantee Premium changes, the Contract Owner will be notified promptly of the new Death Benefit Guarantee Premium.


                            CONTRACT RIGHTS

Loan Privileges

General. You may at any time after the Contract Date borrow money from us using the Contract as the only security for the loan. You may at any time after the Contract Date obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. Loans have priority over the claims of any assignee or other person. The loan may be repaid in full or in part at any time while the Insured is living.



See Appendix E for information about differences in Loan Privileges on VUL 1 contracts.

As used in this Prospectus, the term "Loan Amount" means the sum of all unpaid Contract loans (including any prepaid loan interest added to the then outstanding Loan Amount), and the term "Debt" means the sum of all unpaid Contract loans less any unearned prepaid loan interest). The Loan Amount is used in calculating whether the requirement for the Death Benefit Guarantee has been satisfied (see "DEATH BENEFIT GUARANTEE"). Contract Debt is used in calculating the Contract's Cash Surrender Value (see "CONTRACT BENEFITS-Accumulated Value and Cash Surrender Value") the amount of Death Benefit proceeds payable to the beneficiary (see "CONTRACT BENEFITS-Death Benefits"), and (in some cases) in determining whether the Contract will lapse (see "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement).

Allocation of Contract Loan. We will allocate a Contract loan among the Subaccounts of the Variable Account in the same proportion that your Contract's Accumulated Value in each Subaccount bears to the Contract's total Accumulated Value in the Variable Account, as of the day on which the request is received or, if that is not a Valuation Date, on the next following Valuation Date. With our approval, you can select a different allocation.

Loans will normally be paid within seven days after receipt of Written Notice. Postponement of loans may take place under certain circumstances. See "GENERAL PROVISIONS-Postponement of Payments".

Interest. The interest rate we charge on Contract loans accrues daily at an annual rate of 7.4%, payable in advance, which is equivalent to a fixed rate of 8% per year. Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made (for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire Contract Year). If interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate. If death or full surrender occurs before the next Contract Anniversary, unearned interest will be added to the proceeds payable.

Effect of Contract Loans. Accumulated Value equal to the portion of the Contract loan allocated to each Subaccount will be transferred from the Subaccount to the Loan Account, thereby reducing the Contract's Accumulated Value in that Subaccount.

As long as the Contract is in force, Accumulated Value in the Loan Account will be credited with interest at an effective annual rate of 6%. NO ADDITIONAL INTEREST WILL BE CREDITED TO THESE ASSETS. The interest earned during a Contract Month will be credited at the end of the Contract Month. Any interest credited will be allocated to the Subaccount(s) in proportion to the Accumulated Value in the respective Subaccounts. See "PAYMENT AND ALLOCATION OF PREMIUMS-Allocation of Premiums and Accumulated Value".

Although Contract loans may be repaid at any time, Contract loans will permanently affect the Contract's potential Accumulated Value and Cash Surrender Value and may permanently affect the Death Benefit under the Contract. The effect on Accumulated Value and Death Benefit could be favorable or unfavorable depending on whether the investment performance of the Accumulated Value in the Subaccount(s) is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Contract under which no loan is made, values under the Contract will be lower when such interest credited is less than the investment performances of assets held in the Subaccount(s). In addition, the Death Benefit proceeds will be reduced by the amount of any outstanding Contract Debt.

THE AMOUNT OF ANY CONTRACT LOAN WILL, SUBJECT TO CERTAIN EXCEPTIONS, BE DEDUCTED FROM CUMULATIVE PREMIUM PAYMENTS IN DETERMINING WHETHER THE REQUIREMENTS FOR THE DEATH BENEFIT GUARANTEE HAVE BEEN SATISFIED. AS A RESULT, A CONTRACT LOAN COULD RESULT IN TERMINATION OF THE DEATH BENEFIT GUARANTEE. See "DEATH BENEFIT GUARANTEE".

Repayment of Contract Debt. You may repay Debt at any time while the Insured is living. Each repayment must be at least $25. If not repaid, we will deduct Debt from any proceeds payable under the Contract. As Debt is repaid, your Contract's Accumulated Value held in the Subaccount(s) of the Variable Account will be restored and any prepaid interest attributable to the repaid amount will likewise be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the amount of such repayment (as well as any prepaid loan interest that was unearned by us at the time of repayment) to the Subaccount(s) of the Variable Account in the same proportion that the Contract's Accumulated Value in a Subaccount bears to the Contract's total Accumulated Value in the Variable Account (you may select a different allocation basis with our approval). See "PAYMENT AND ALLOCATION OF PREMIUMS-Allocation of Premiums and Accumulated Value".

When the entire Debt is repaid, interest that would be credited upon the assets held in the Loan Account during the period from the last Monthly Anniversary to the date of repayment will also be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the repayment of Debt as of the date on which the repayment is received or, if that is not a Valuation Date, on the next following Valuation Date.

You must notify us if a payment is a premium payment; otherwise, it will be considered a loan repayment.

Tax Considerations. Under the Technical and Miscellaneous Revenue Act of 1988, any loans taken from a "modified endowment contract" will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty would be imposed on the portion of any loan that is included in income. See "FEDERAL TAX MATTERS-Contract Proceeds".

Surrender Privileges

At any time before the death of the Insured, you may partially or totally surrender the Contract by sending Written Notice to us. The Cash Surrender Value will equal the Accumulated Value less any Contract Debt and any Decrease Charge. You may elect to have the amount paid in cash or under a settlement option. See "CONTRACT BENEFITS-Payment of Contract Benefits".



Full Surrender. If you surrender the Contract in full, you will be paid the Cash Surrender Value of the Contract determined as of the date a Written Notice requesting surrender is received by us(or as of such later date as you shall specify in the Written Notice), or, if this date is not a Valuation Date, the next following Valuation Date. To surrender the Contract fully, you must deliver the Contract to us along with the Written Notice requesting surrender.

Partial Surrender. You may surrender the Contract in part for any amount, as long as the amount of the partial surrender is at least $200 and as long as the remaining Cash Surrender Value is not less than $500 (in each case with the Cash Surrender Value being determined on the day Written Notice is received by us, or if this is not a Valuation Date, the next following Valuation Date). The amount surrendered, including any surrender charge, will be deducted from the Subaccount(s) of the Variable Account in the same proportion that your Accumulated Value in the respective Subaccount(s) bears to the Contract's total Accumulated Value in the Subaccount(s) at that time (you may select a different allocation basis with our approval). A surrender charge of $25 or 2% of the surrender amount requested, whichever is less, will be deducted by us from the amount withdrawn. For a discussion of certain limitations and considerations applicable to partial surrenders, see "Partial Surrenders-Certain Other Considerations" below.



Effect of Partial Surrenders on Face Amount and Death Benefit. A partial surrender will always decrease the Death Benefit and may also decrease the Face Amount. As described below, the effect of a partial surrender on the Death Benefit and the Face Amount may vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of Accumulated Value.

Option A-Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option A can be described as follows. The Face Amount will never be decreased by a partial surrender. A partial surrender will, however, always decrease the Death Benefit under Option A by one of the following amounts:

* If the Death Benefit equals the Face Amount plus the Accumulated Value, a partial surrender will reduce the Accumulated Value by the amount of the partial surrender and thus the Death Benefit will also be reduced by the amount of the partial surrender.

Illustration. For the purpose of this illustration (and any following illustrations of partial surrenders), assume that the Attained Age of the Insured is under 40, and there is no Contract Debt. (The applicable percentage is 250% for an Insured with an Attained Age of 40 or below. See "CONTRACT BENEFITS-Death Benefits".)

Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $160,000 ($100,000 + $60,000).
Assume that the Contract Owner wishes to take a partial surrender of $20,000. Because the Death Benefit equals the Face Amount plus the Accumulated Value, the partial surrender will reduce the Accumulated Value to $40,000 ($60,000 - $20,000 = $40,000) and the Death Benefit to $140,000
($100,000 + $40,000). The Face Amount is not changed.

* If the Death Benefit immediately prior to the partial surrender is based on the applicable percentage of Accumulated Value, the Death Benefit will be reduced to equal, the greater of (a) the Face Amount plus Accumulated Value after deducting the partial surrender and (b) the Death Benefit based on the applicable percentage of Accumulated Value after deducting the partial surrender.

Illustration. Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated Value of $80,000 will have a Death Benefit of $200,000 ($80,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $20,000. Because the Death Benefit is based on the applicable percentage of Accumulated Value, the partial surrender will reduce the Accumulated Value to $60,000 ($80,000 - $20,000) and the Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value ($100,000 + $60,000 = $160,000), and (b) the Death Benefit based on the applicable percentage of Accumulated Value ($60,000 X 2.5 = $150,000). Therefore, the Death Benefit will be $160,000. The Face Amount is not changed.

Option B-Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option B can be described as follows:

* If the Death Benefit equals the Face Amount, a partial surrender will reduce the Face Amount and the Death Benefit by the amount of the partial surrender.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $30,000 will have a Death Benefit of $100,000 (that is, the Face Amount). Assume that the Contract Owner wishes to take a partial surrender of $10,000. The partial surrender will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) and the Death Benefit and Face Amount to $90,000 ($100,000 - $10,000).

* If the Death Benefit is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage is less than the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable percentage.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $150,000 ($60,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $10,000. The amount of the partial surrender multiplied by the applicable percentage ($10,000 X 2.5 = $25,000) is less than the Death Benefit minus the Face Amount prior to the partial surrender ($150,000 - $100,000 = $50,000). Because the Death Benefit is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage is less than the Death Benefit minus the Face Amount, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable percentage ($150,000 - ($10,000 X 2.5) = $125,000). This is also the Death Benefit based on the applicable percentage of Accumulated Value after the partial surrender (($60,000 - $10,000) X 2.5 = $125,000).

* If the Death Benefit immediately prior to the partial surrender is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage exceeds the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will be reduced by an amount equal to

     (a)  the amount of the partial surrender, less

     (b)  the result obtained by dividing

          (i) the difference between the Death Benefit and the Face Amount immediately prior to the partial surrender by

          (ii) the applicable percentage.

The Death Benefit will be reduced to equal the Face Amount after the partial surrender.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $150,000 ($60,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $30,000. The amount of the partial surrender multiplied by the applicable percentage ($30,000 X 2.5 = $75,000) exceeds the Death Benefit minus the Face Amount prior to the partial surrender ($150,000 - $100,000 = $50,000). Because the Death Benefit is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage exceeds the Death Benefit minus the Face Amount, the Face Amount will be reduced by an amount equal to

     (1)  the amount of the partial surrender, less

     (2)  the result obtained by dividing

          (A) the difference between the Death Benefit and the Face Amount prior to the partial surrender by

          (B)  the specified percentage ($30,000 - (($150,000 - $100,000)
               (divided by) 2.5)) = $10,000).

The Face Amount after the partial surrender will be $90,000 ($100,000 - $10,000) and the Death Benefit will be $90,000.

Partial Surrenders-Certain Other Considerations. THE AMOUNT OF ANY PARTIAL SURRENDER WILL, SUBJECT TO CERTAIN EXCEPTIONS, BE DEDUCTED FROM CUMULATIVE PREMIUM PAYMENTS IN DETERMINING WHETHER THE REQUIREMENTS FOR THE DEATH BENEFIT GUARANTEE HAVE BEEN SATISFIED. AS A RESULT, A PARTIAL SURRENDER COULD RESULT IN TERMINATION OF THE DEATH BENEFIT GUARANTEE. See "DEATH BENEFIT GUARANTEE".

Because a partial surrender can affect the Face Amount and the Death Benefit (as described above), a partial surrender may also affect the net amount at risk under a Contract. The net amount at risk is, in general, the difference between the Death Benefit and the Accumulated Value and will be used in calculating the cost of insurance protection provided under the Contract. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly Deduction-Cost of Insurance".

A request for partial surrender will not be implemented if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. Also, if a partial surrender would decrease the Face Amount, to the extent that the partial surrender would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not effect such partial withdrawal. See "PAYMENT AND ALLOCATION OF PREMIUMS-Amount and Timing of Premiums-Premium Limitations".

Tax Considerations. Under the Technical and Miscellaneous Revenue Act of 1988, any surrender of a "modified endowment contract" will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty would be imposed on the portion of any loan that is included in income. See "FEDERAL TAX MATTERS-Contract Proceeds".

Free Look Privileges

The Contract provides for two types of "free look" privileges, one after the application and issuance of the Contract and the other after any increase in Face Amount.

Free Look for Contract. The Contract provides for an initial Free Look Period. You may cancel the Contract until the latest of (a) 45 days after
Part I of the application for the Contract is signed, (b) 10 days after you receive the Contract, and (c) 10 days after we mail or personally deliver a notice of withdrawal right to you. Upon giving notice of cancellation and returning the Contract (if it has been delivered), you will receive a refund equal to the sum of



     (i) the Accumulated Value (as of the date the returned Contract is received by us at our Home Office or by our representative from whom the Contract was purchased), without any deduction of the Decrease Charge, plus

     (ii)  the amount of any Premium Expense Charges, plus

     (iii) any Monthly Deductions charged against the Contract's Accumulated Value, plus

     (iv) any Mortality and Expense Risk Charges deducted from the value of the net assets of the Variable Account attributable to the Contract, plus

     (v) the advisory fees charged by the Fund against net asset value in the Fund Portfolios attributable to the Contract's value in the corresponding Subaccount(s) of the Variable Account.

When state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the Contract and will not reflect the investment experience of the Variable Account. The notice of withdrawal right for the Contract will include a statement of the Decrease Charge and of the Initial Monthly Charge (included in the Monthly Deduction-see "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly Deduction") attributable to the Contract, as well as a form for requesting cancellation of the Contract during the Free Look Period.

Free Look for Increase in Face Amount. Any requested increase in Face Amount is also subject to a "free look" privilege. You may cancel a requested increase in Face Amount until the latest of (a) 45 days after Part I of the application for increase is signed, (b) 10 days after you receive a Contract supplement for the increase in Face Amount, and (c) 10 days after we mail or personally deliver a notice of withdrawal right to you. Upon requesting cancellation of the increase, you will receive a refund, if you so request, or otherwise a restoration of the Contract's Accumulated Value allocated among the Subaccount(s) of the Variable Account as if it were a Net Premium, equal to all Monthly Deductions attributable to the increase in Face Amount (including rider costs arising from the increase).

This refund or credit will be made within seven days after we receive the request for cancellation on the appropriate form. In addition, the Decrease Charge will be adjusted, if necessary, so that it will be as though no increase in Face Amount had occurred. The notice of withdrawal right upon an increase in Face Amount will include a statement of the increase in the Decrease Charge and of the Initial Monthly Charge for Increases (included in the Monthly Deduction-see "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly Deduction") attributable to the increase in Face Amount, as well as a form for requesting cancellation of the increase during the Free Look Period.

Net Premiums paid after an increase in Face Amount will be allocated to the Subaccount(s) of the Variable Account and will not be refunded following cancellation of the increase. Contract Owners who request an increase in Face Amount should consider this in deciding whether to make any premium payments during the Free Look Period for the increase.

Exchange Privileges

Exchange of the Contract. During the first 24 months following the Date of Issue, you may on one occasion, without evidence of insurability, exchange any Contract still in force for a fixed benefit permanent life insurance contract issued by us. This new contract will not be dependent upon future investment results of the Variable Account or any or our other separate accounts. In order to make this exchange for such a contract, you must surrender your Contract to us at our Home Office, the Insured must be living on the exchange date, and any assignee must agree in writing to the exchange. In addition, any Debt under the Contract must be repaid and any amount required to pay the first premium on the new contract must be paid.



The new contract will have the same issue age, and premium class as the Contract. The exchange will become effective on the date (the "exchange date") that we receive the exchange request and the Contract at its Home Office. The Contract will end at the end of the day before the exchange date, and the new contract will become effective on the exchange date. On the exchange date, the new contract will have, at your option, either a death benefit equaling the Death Benefit under the Contract on the effective date of the exchange or a net amount at risk equaling the net amount at risk under the Contract on the effective date of the exchange. (An additional premium payment may be required.) The Accumulated Value of the new contract on the exchange date will vary depending upon the type of contract for which the Contract is being exchanged. The conversion will be subject to an equitable adjustment in payments and Contract values to reflect variances, if any, in the payments and Contract values under the existing Contract and the new contract. The new contract's provisions and charges will be those that would have been applicable under our standard practices if the fixed benefit permanent life insurance contract had been issued on the Date of Issue. See "FEDERAL TAX MATTERS" for a discussion of the Federal income tax consequences of an exchange.

Exchange of Increase in Face Amount. During the first 24 months following an increase in Face Amount, you may on one occasion, without evidence of insurability, exchange the amount of the increase in Face Amount for a fixed benefit permanent life insurance contract. Premiums under this new contract will be based on the same issue age and premium class of the Insured as were applied on the effective date of the increase in the Face Amount of the Contract. The conditions and principles applicable to an exchange of the entire Contract for such a contract which are described immediately above will be equally applicable to this exchange of an increase in Face Amount for such a new contract. See "FEDERAL TAX MATTERS" for a discussion of the Federal income tax consequences of an exchange.




                            GENERAL PROVISIONS

Postponement of Payments


General. We may defer payment of any loan or surrender and any portion of the death proceeds in excess of the Face Amount if (a) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (b) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets. Transfers and allocations of Accumulated Value to and against the Subaccounts of the Variable Account may also be postponed under these circumstances.


Payment by Check. Payments under the Contract of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Contract Owner's bank.

Date of Receipt

Except as otherwise stated herein, the date of our receipt of any Written Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Home Office in proper form unless received (1) after the close of the New York Stock Exchange, or (2) on a date which is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

The Contract

The entire Contract consists of the Contract including any attached riders or amendments, an attached copy of the Application and any supplemental Applications, and our Articles of Incorporation and Bylaws which are in force on the Date of Issue. Only statements in the Application and any supplemental Applications can be used to void the Contract or defend a claim. The statements are considered representations and not warranties. Any change to the Contract must be in writing and signed by our President and Secretary. Pursuant to various applicable state laws, certain of the provisions of the Contract may vary from state to state.

The benefits provided pursuant to the Contract through our General Account will not change. If our solvency becomes impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment. It will be based on each of our member's fair share of the deficiency. The amount will be charged as a loan against the Contract with interest compounded at the rate of 5% per year.

Suicide

If the Insured dies by suicide within two years (or such shorter period provided by applicable state law) from the Date of Issue, we will pay an amount equal to premiums paid, less any partial surrenders (and partial surrender charges) and Contract Debt. If the Insured commits suicide within two years after the effective date of any increase in Face Amount requiring evidence of insurability (or such shorter period required by applicable state law), the amount we will pay with respect to the increase will be only an amount equal to the Monthly Deductions previously made for the increase.

Incontestability

We cannot contest the validity of a Contract after it has been in force during the Insured's lifetime for two years from its Date of Issue, except for any provisions granting benefits in the event of total disability. Similar incontestability will apply to an increase in Face Amount or any reinstatement after it has been in force during the Insured's lifetime for two years from its effective date.

Change of Owner or Beneficiary

As long as the Contract is in force, the Contract Owner or Beneficiary may be changed by Written Notice to us. The Contract need not be returned unless we request. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not, however, be liable for any payment made or action taken before receipt of the Written Notice.

Assignment as Collateral

The Contract may be assigned as collateral. We will not be bound by the assignment until a copy has been received at our Home Office, and we assume no responsibility for determining whether an assignment is valid or the extent of the assignees interest. All assignments will be subject to any Contract Debt. The interest of any Beneficiary or other person will be subordinate to any assignment.

Misstatement of Age or Gender

If the age or gender of the Insured has been misstated, the Accumulated Value and/or Death Benefit will be adjusted, using the most recent cost of insurance rates, to the amounts that would have been provided based on the correct age and gender.

Due Proof of Death

We will accept as due proof of death of the Insured a completed claimant's statement, which will be furnished by us, together with either a certified death certificate or an attending physician's statement. In some circumstances, we may require an attending physician's statement even though a death certificate is furnished.

Reports to Contract Owners

* We will mail to Contract Owners, at their last known address of record, within 30 days after each Contract Anniversary, annual reports confirming the status of each Contract's values and benefits. These reports will show the following as of the beginning and end of the Contract Year: the Face Amount; the Death Benefit; the Accumulated Value; any outstanding Decrease Charge; any Contract Debt; and Cash Surrender Value. The annual reports will show how future Net Premiums will be allocated among the Subaccount(s) pursuant to the Contract Owner's current allocation instructions. In addition, we will mail to Contract Owners quarterly reports that will show all Contract transactions since the last Contract Anniversary, including, but not limited to,

     * the amount and dates of premium payments (including those paid under an automatic payment plan offered by us or those paid prior to the initial transfer to the Subaccount(s) on the Contract Date),

     *  monthly charges deducted,

     * loans (as well as the loan interest that became due, interest credited from the General Account and loan repayments),

     *  partial surrenders,

     *  transfers,

     *  exchanges or

     *  an exercise of a free look privilege.

Within seven days of the following transactions, we will mail a confirmation statement or letter to you confirming such transactions, in addition to showing them in the quarterly and annual reports:

     * any premium payment (other than those paid under an automatic payment plan offered by us or those paid prior to the initial transfer to the Subaccount(s) on the Contract Date, which will be confirmed by us in the annual report),

     *  any Contract loan, interest payment or loan repayment,

     * any change in instructions for allocation of Net Premiums or other Contract transactions,

     * any transfer of amounts among Subaccount(s) (including the initial transfer on the Contract Date),

     *  any partial surrender,

     * any decrease in Face Amount that results in a reduction of the Decrease Charge and thus the assets attributable to the Contract in the Subaccount(s),

     * any restoration to Accumulated Value following an exercise of a free-look privilege for an increase in the Face Amount and the manner in which such amount is allocated among the Subaccount(s),

     * any exercise of the free-look privilege for an increase in the Face Amount when a refund is made,

     *  any exercise of the free look privilege for the Contract,

     *  any exchange of the Contract,


     *  any full surrender of the Contract and payment of a Death Benefit.


Upon request, any Contract Owner will be sent a receipt for any premium payment.

We will maintain all records relating to the Variable Account. We will mail to Contract Owners, at their last known address of record, any reports required by any applicable law or regulation. Each Contract Owner will also be sent an annual and a semi-annual report for the Fund as required by the Investment Company Act of 1940.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to the Contract at the option of the Contract Owner by rider at the time the Contract is applied for or at a later date. At present, these options include: additional insurance coverage for accidental death, waiver of selected amount in the event of total disability, term insurance on the Insured's spouse, term insurance on the Insured's children, a right to increase the Face Amount of the Contract on certain specified dates or life events without proof of insurability, and a cost of living insurance adjustment without proof of insurability. We may offer additional optional benefits in the future. The cost of any additional insurance benefits will be deducted as part of the Monthly Deduction. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly Deduction".



The amounts of these benefits do not vary with the investment experience of the Variable Account. Certain restrictions apply and are clearly described in the applicable rider. Any Representative of ours authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from us upon written request. Any additional insurance benefits purchased will be described in a rider attached to the Contract. The charge for additional insurance benefits added by rider will be specified in the Contract or in a supplement to the Contract. An additional charge will apply for any insurance benefits added by rider at any time after issuance of the Contract. Cost of insurance rates for additional term insurance benefits added by spouse rider for Contracts issued in the state of Montana will be based on unisex rates.

The issuance of a rider providing insurance coverage on the Insured's spouse will result in an additional Initial Monthly Charge. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly Deduction-Initial Monthly Charge".

Adding insurance benefits may have Federal income tax consequences. See "FEDERAL TAX MATTERS-Contract Proceeds."


CharitAbility for Life

CharitAbility for Life (SM) is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations. CharitAbility for Life is available for no additional premium whenever a Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract.

Upon the death of the Insured, the Lutheran charitable organization or congregation will receive the Death Benefit proceeds as designated, and we will contribute an additional 10% of that amount to the charitable organization or congregation, up to $25,000 per insured. Any legally incorporated nonprofit Lutheran organization that qualifies under Internal Revenue Code Section 170(c) is eligible to receive CharitAbility for Life benefits. The benefit may vary state-by-state and a representative of ours should be consulted as to whether and to what extent the benefit is available in a particular state and on any particular Contract.


Accelerated Benefits Rider

Under certain circumstances, the Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. The benefit may vary state-by-state.

The Accelerated Benefits Rider allows you to elect an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The benefits paid under the Accelerated Benefits Rider are available when we have received Written Notice request and proof satisfactory (a certification by a doctor) that the Insured has a life expectancy of 12 months or less (or such shorter period provided by applicable state law), or has been confined in a nursing home due to a condition which usually requires continuous confinement, for at least 6 consecutive months and confinement is expected to continue for the lifetime of the Insured. The amount of the benefit will always be less than the Death Benefit, but will generally be greater than the Contracts' Accumulated Value.



We will determine the amount available as an accelerated benefit. All or part of the eligible amount may be accelerated under the Accelerated Benefits Rider. The benefit payable for any person must be at least $10,000, or if smaller, that person's entire eligible amount. If the entire amount is paid, the Contract will terminate. If only a portion of the eligible amount is paid, the Contract will remain in force. The amount of insurance, the Loan Amount and Accumulated Value of the Contract will be reduced by the same percentage as the percentage of the eligible amount received under the Accelerated Benefits Rider. The benefit will be paid in a lump sum, unless otherwise agreed to by us. With our approval, you may instead elect to have the benefit paid in equal periodic payments over a fixed period, and the minimum periodic payment must be at least $500. If the Insured dies before all periodic payments have been made, we will pay the beneficiary the present value of the remaining payments, based on the same interest rate as that used to determine the periodic payments.

There is no charge for adding the benefit to the Contract. However, an administrative fee (not to exceed $150) will be charged at the time the benefit is paid. We agree that unless otherwise required by law, no benefit will be paid if the Contract Owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. In addition, receipt of payment of the Accelerated Benefits rider may affect eligibility for government sponsored benefits programs, including Medicaid. We can furnish details about the amount of the Accelerated Benefits Rider available to an eligible Contract Owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire amount eligible for payment is paid. See "GENERAL PROVISIONS-Accelerated Benefits Rider". The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX MATTERS-Contract Proceeds-Benefits Paid under the Accelerated Benefits Rider".

Reservation of Certain Rights

We reserve the right, to the extent permitted or required by law (including SEC rules under the 1940 Act), to eliminate or modify certain rights provided under the Contract:

     (1) the withdrawal rights during the initial Free Look Period (see "CONTRACT RIGHTS-Free Look Privileges-Free Look for Contract");

     (2) the withdrawal rights during any Free Look Period after an increase in Face Amount (see "CONTRACT RIGHTS-Free Look
          Privileges-Free Look for Increase in Face Amount");

     (3) the exchange rights during the first 24 months following the Date of Issue (see "CONTRACT RIGHTS-Exchange Privileges-Exchange of the Contract"); and

     (4) the exchange rights during the first 24 months following an increase in Face Amount (see "CONTRACT RIGHTS-Exchange
          Privileges-Exchange of Increase in Face Amount").

We will provide Contract Owners with written notice if we exercise its right to eliminate or modify any of these rights.


                        FEDERAL TAX MATTERS

The following discussion is general and is not intended as tax advice. Any person concerned about these tax implications should consult a competent tax adviser. This discussion is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations. It should be further understood that the following discussion is not exhaustive and that special rules not described in this Prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws. We do not make any guarantee regarding the tax status of any Contract.

Contract Proceeds

General. The Contract will qualify as a life insurance contract under
Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code").
Section 7702 of the Code provides that the Contract will so qualify if it satisfies a cash value accumulation test or a guideline premium requirement and falls within a cash value corridor. The qualification of the Contract under Section 7702 depends in part upon the Death Benefit payable under the Contract at any time. To the extent a change in the Contract, such as a decrease in Face Amount or a change in Death Benefit Option, would cause the Contract not to qualify, we will not make the change. See "PAYMENT AND ALLOCATION OF PREMIUMS-Amount and Timing of Premiums-Premium Limitations".



Death Benefits. The Death Benefit proceeds payable under either Option A or Option B will be excludable from the gross income of the Beneficiary under
Section 101(a) of the Code.



Distributions. The Contract Owner will not be taxed upon the increase in Accumulated Value of the Contract unless and until there is a taxable distribution from the Contract.


Tax Treatment of Modified Endowment Contracts. A modified endowment contract is any Contract that fails a special premium limitation test set forth in the Code. This test requires that the cumulative amount paid during the first seven years since the Date of Issue (or date of certain increases in coverage) not exceed the cumulative amount of the level annual premium which, in theory, would provide a paid-up Contract after seven years. If this test is ever violated, we will notify the Contract Owner, who may then take certain timely steps to return the Contract to non-modified endowment contract status. This premium limitation test does not supercede the premium limitations previously established by the Code as discussed under "Premium Limitations" at page 27 of the Prospectus.




If there is material change in the Contract, the Contract is treated as a new Contract as of the date of the material change for purposes of determining whether it will be treated as a modified endowment contract. Such a change will create a modified endowment contract only if cumulative amounts paid in the seven years following the change violate the new cumulative premium limitation test. Certain increases in Contract benefits (including increases in Face Amount and in additional insured benefits) will trigger the start of a new seven year period from the date of this change, along with a new level annual premium to be used in the test. In addition, a reduction in Contract benefits at any time while the test is applicable could in itself create a modified endowment contract, depending on certain factors. In this case, the premium limitation test will be applied as though the Contract were originally issued at the lower benefit unless the benefits are reinstated in a timely manner.

Distributions from a Contract treated as a modified endowment contract are taxable up to the amount equal to the excess (if any) of the Accumulated Value immediately before the distribution over the investment in the Contract at such time. Investment in the Contract is generally defined as the premiums paid for the Contract (plus or minus any loss or gain, respectively, transferred into the Contract as a result of a tax-free exchange), minus any non-taxable distributions (where taxable gain calculations are based on surrender values net of loans). Loans taken from such a Contract, as well as surrenders and benefits paid at maturity (other than the Death Benefit), will be treated as taxable distributions. (The assignment or pledge of a Contract with a maximum death benefit of $25,000 or less made to secure only burial or prearranged funeral expenses is not treated as a distribution). A ten percent (10%) additional income tax will be imposed on the portion of any distribution from such a Contract that is included in income except where the distribution is made on or after the date on which the Contract Owner attains age 59 1/2, or is attributable to the Contract Owner becoming disabled, or is a part of a series of substantially equal periodic payments for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and Beneficiary.



Any withdrawal or loan proceeds that were paid 24 months prior to such a Contract becoming a modified endowment contract will also potentially be a taxable distribution.

Generally, interest on such Contract loans, even if paid, will not be tax deductible.

All modified endowment contracts issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the gross income under Section 72(e) of the Code.

Tax Treatment of Contracts that are NOT Modified Endowment Contracts. A full surrender distribution of the Contract will, under Section 72(e)(5) of the Code, be included in the Contract Owner's gross income to the extent it exceeds the Contract Owner's investment in the Contract.

A partial surrender distribution from the Contract will be taxed under the "cost recovery rule" in that the distribution will be included in the Contract Owner's gross income to the extent it exceeds the investment in the Contract. However, certain cash distributions received as a result of certain Contract benefit changes will be taxed under the "interest-first" rule if the distribution occurs during the first fifteen years after the Contract is issued. The amount of the cash distribution to be included in gross income will be limited to the minimum of the taxable gain and the applicable recapture ceiling as defined in Section 7702. No ten percent (10%) additional penalty will apply.

In addition, under Section 72(e)(5) of the Code, loans received under the Contract will not be included in gross income. (However, loans may or may not be taxable at the time of a full or partial surrender.) Interest paid to us with respect to the loan is generally not deductible. Due to the complexity of these factors, a Contract Owner should consult a competent tax adviser as to the deductibility of interest paid on any Contract loans.

Benefits Paid under the Accelerated Benefits Rider. Adding the Accelerated Benefits Rider to a newly issued Contract has no adverse consequences; however, electing to use it could. If certain requirements are satisfied, however, accelerated death benefits paid under the Accelerated Benefits Rider to a terminally or chronically ill insured individual, as defined in the Code, may not be subject to tax. A competent tax adviser should be consulted for further information.

Withholding. The taxable portion of a distribution to an individual is subject to Federal income tax withholding unless the taxpayer elects not to have withholding. We will provide the Contract Owner with the election form and further information as to withholding prior to the first distribution.

Changes in Contract Owners. The right to change Contract Owners may have tax consequences, depending on a number of factors. Due to the complexity of these factors, a Contract Owner should consult a competent tax adviser as to the tax consequences of such a change.

Exchanges. The right to exchange the Contract for a fixed benefit permanent life insurance contract (see "CONTRACT RIGHTS-Exchange Privileges") will be treated as a tax-free exchange under Section 1035. A life insurance contract received in exchange for a modified endowment contract will also be treated as a modified endowment contract. Also, if a Contract Owner exchanges any life insurance contract entered into before June 21, 1988, for a Contract described in this prospectus, then the new provisions regarding modified endowment contracts described above may apply. Accordingly, a Contract Owner should consult a tax adviser before effecting an exchange of any life insurance contract, including the Contract.

Other Taxes. Federal estate taxes and the state and local estate, inheritance and other taxes may become due depending on applicable law and the circumstances of each Contract Owner or Beneficiary, if the Contract Owner or Insured dies. Any person concerned about the estate implications of the Contract should consult a competent tax adviser.

Diversification Requirements. Flexible premium variable life insurance policies such as the Contracts will be treated as life insurance contracts under the Code, among other things, so long as the separate accounts funding them are "adequately diversified".

The assets of the Fund are expected to meet the diversification requirements. We will monitor the Contracts and the regulations of the Treasury Department to insure that the Contract will continue to qualify as a life insurance contract under Sections 7702 and 817.

Pension and Profit-Sharing Plans. If a Contract is purchased by a trust which forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the Federal income tax treatment of such Contracts will be somewhat different from that described above. A competent tax adviser should be consulted on these matters.

Our Tax Status

We do not initially expect to incur any income tax burden upon the earnings or the realized capital gains attributable to the Variable Account. Based on this expectation, no charge is being made currently to the Variable Account for Federal income taxes which may be attributable to the Account. If, however, we determine that we may incur such tax burden, we may assess a charge for such burden from the Variable Account. In addition, if there is a material change in state or local tax laws, charges for such taxes, if any, attributable to the Variable Account, may be made.


                EMPLOYMENT-RELATED BENEFIT PLANS

The Contracts described in this Prospectus (except for Contracts issued in the state of Montana) contain guaranteed and current cost of insurance rates that distinguish between men and women. On July 6, 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. Because of this decision, the cost of insurance rates applicable to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of the Insured's gender. Any unisex rates to be provided by us will apply for tax-qualified plans and those plans where an employer believes that the NORRIS decision applies. Contracts issued in connection with employment-related insurance benefit plans may also be subject to different limitations with respect to the Minimum Face Amount, increases in Face Amount, additional insurance benefits, and issues ages.

Employers and employee organizations should consider, in consultation with legal counsel, the impact of NORRIS, and Title VII generally, and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Contract may be purchased.


                          VOTING RIGHTS

General. As stated above, all of the assets held in the Subaccounts of the Variable Account will be invested in shares of the corresponding Portfolios of the Fund. We are the legal owner of those shares and as such have the right to vote to elect the Board of Directors of the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and at a shareholders' meeting. However, we will, as required by law, vote the shares of the Fund at regular and special meetings of the shareholders of the Fund in accordance with instructions received from Contract Owners. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund shares in our own right, we may elect to do so. The Fund's Bylaws provide that regular meetings of the shareholders of the Fund may be held on an annual or less frequent basis as determined by the Board of Directors of the Fund. For a more complete discussion, see the accompanying prospectus for the Fund.



The number of votes which a Contract Owner has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has right to instruct will be determined by dividing a Contract's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner has right to instruct will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in general accounts will, for voting purposes, be allocated to all of our separate accounts and our affiliates having a voting interest in that Portfolio in proportion to each such separate account's voting interest in that Portfolio, and will be voted in the same manner as are such separate account's votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

Disregard of Voting Instructions. We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or one or more of its Portfolios or to approve or disapprove an investment advisory contract for a Portfolio of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Contract Owner in the investment policy or the investment adviser of a Portfolio of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change were contrary to state law or prohibited by state regulatory authorities or we determined that the change would have an adverse effect on our General Account in that the proposed investment policy for a Portfolio may result in overly speculative or unsound investments. In the event we disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report of the Fund to Contract Owners.


                   OUR DIRECTORS AND OFFICERS

Directors

The Directors of Lutheran Brotherhood, their principal occupations and their addresses are:

Robert O. Blomquist, Chairman of the Board of Directors
Lutheran Brotherhood
625 Fourth Avenue South
Minneapolis, Minnesota

Richard W. Duesenberg, Director
Retired, formerly Senior Vice President, General Counsel and Secretary Monsanto Company
One Indian Creek Lane
St. Louis, Missouri

Robert P. Gandrud, President, Chief Executive Officer and Director Lutheran Brotherhood
625 Fourth Avenue South
Minneapolis, Minnesota

Bobby I Griffin, Director, Executive Vice President
Medtronic, Inc.
7000 Central Avenue NE
Minneapolis, Minnesota

William R. Halling, Director, President
The Economic Club of Detroit
333 W Fort Street, Suite 100
Detroit, Michigan

James M. Hushagen, Director, Partner
Eisenhower & Carlson
1200 First Interstate Plaza
Tacoma, Washington

Herbert D. Ihle, Director, President
Diversified Financial Services
10453 Shelter Grove
Eden Prairie, Minnesota

Richard C. Kessler, Director, President
The Kessler Enterprise, Inc.
6649 Westwood Boulevard, Suite 130
Orlando, Florida

Judith K. Larsen, Director, Vice President
Dataquest
3790 LaSelva
Palo Alto, California

Luther S. Luedtke, Director, Professor
California Lutheran University
60 West Olsen Road
Thousand Oaks, California

John P. McDaniel, Director, President
Medlantic Health Group, Inc.
100 Irving Street, N.W.
Washington, D.C.

Mary Ellen H. Schmider, Director, Retired, formerly Dean of Graduate
  Studies - Coordinator of Grants
Moorhead State University
7701 Island Lane
180th Street
Chippewa Falls, Wisconsin

Albert K. Siu, Director, Vice President
AT&T
19 School House Road, Room A107
Somerset, New Jersey



Executive Officers

   Name                       Principal Occupation
   Robert P. Gandrud          President and Chief Executive Officer
   Rolf F. Bjelland           Executive Vice President - Investments
   David W. Angstadt          Executive Vice President and Chief Marketing Officer
   David J. Larson            Senior Vice President, Secretary and General Counsel
   Dr. Edward A. Lindell      Senior Vice President - External Affairs
   Michael E. Loken           Senior Vice President - Management Information Services

   Bruce J. Nicholson         President-Elect and Chief Operating Officer

   William H. Reichwald       Executive Vice President - Steward Project
   Jennifer H. Martin         Senior Vice President - Human Resources
   Jerald E. Sourdiff         Senior Vice President and Chief Financial Officer
   Daniel G. Walseth          Senior Vice President - Law
   Mary M. Abbey              Vice President - Client Systems
   Galen R. Becklin           Vice President - Management Information Services
   Larry A. Borlaug           Vice President - Prototype Development
   Colleen Both               Vice President - Chief Compliance Officer
   J. Keith Both              Senior Vice President - Marketing
   Randall L. Boushek         Vice President - Portfolio Manager
   Michael R. Braun           Vice President - Management Information Services
   David J. Christianson      Vice President - Insurance Services
   Pamela H. Desnick          Vice President - Communications
   Nathan A. Dungan           Vice President - Marketing
   Mitchell F. Felchle        Vice President - Institutional Relations Group
   Charles E. Heeren          Vice President - Bond Investments
   Wayne A. Hellbusch         Regional Vice President
   Otis F. Hilbert            Vice President - Law
   Roger W. Howe              Vice President - Tech Competencies
   Gary J. Kallsen            Vice President - Mortgages and Real Estate
   Fred O. Konrath            Vice President - Marketing
   Douglas B. Miller          Regional Vice President - Marketing
   C. Theodore Molen          Regional Vice President - Marketing
   Susan Oberman Smith        Vice President - Product Management
   James R. Olson             Senior Vice President - Member Services
   Kay J. Owen                Vice President - Corporate Administration
   Dennis K. Peterson         Vice President - Corporate Scorecard
   Bruce M. Piltingsrud       Vice President - Member Strategies
   Richard B. Ruckdashel      Vice President - Product Marketing
   Rolf H. Running            Vice President - New Ventures Group
   Lynette J.C. Stertz        Vice President - Controller's
   David K. Stewart           Vice President and Treasurer
   John O. Swanson, M.D.      Vice President and Medical Director
   Louise K. Thoreson         Vice President - Fraternal
   James M. Walline           Vice President - Equities/Mutual Funds Investment
   Anita J.T. Young           Vice President - Systems Support



The principal business address of each of the foregoing officers is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.


                     SALES AND OTHER AGREEMENTS

Lutheran Brotherhood Securities Corp., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of ours, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement to which we and the Variable Account are also parties.

Lutheran Brotherhood Securities Corp. is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Lutheran Brotherhood Securities Corp. is also named as distributor of the stock of Lutheran Brotherhood Money Market Fund, Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Mid Cap Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood High Yield Fund, and Lutheran Brotherhood Municipal Bond Fund. Each fund is a diversified series of The Lutheran Brotherhood Family of Funds, an open-end investment company.



The Contracts are sold through our Representatives who are licensed by state insurance officials to sell the Contracts. These Representatives are also registered representatives of Lutheran Brotherhood Securities Corp. The Contracts are offered in all states where we are authorized to sell variable life insurance. Under the Distribution Agreement, Lutheran Brotherhood Securities Corp. will perform suitability review.

Under the Distribution Agreement, our Representatives receive commissions and service fees from Lutheran Brotherhood Securities Corp. for selling and servicing the Contracts. We reimburse Lutheran Brotherhood Securities Corp. for such compensation. We also reimburses Lutheran Brotherhood Securities Corp. for other expenses incurred in marketing and selling the Contracts. These include general agent compensation, our Representatives' training allowances and agency expense allowances.

Compensation of Our Representatives. Our Representatives selling the Contracts will receive a 3% service fee of all premiums paid on the Contract. In addition to the service fee, commissions will be paid to our Representatives based on a commission schedule summarized below. Further, our Representatives may be eligible to receive certain benefits based on the account of earned commissions.

During the first Contract Year, commissions will be not more than 52% of the Death Benefit Guarantee Premium for the Contract. In the second and third Contract Years, commissions will equal, in general, 7% of the Death Benefit Guarantee Premium for the Contract. The Death Benefit Guarantee Premium at issue will include premiums attributable to riders and supplemental benefits included in the Contract.

For the first year following an increase in Face Amount, commissions will be not more than 52% of the Death Benefit Guarantee Premium for the increase. In the second and third year following an increase, commissions will equal, in general, 7% of the Death Benefit Guarantee Premium for the increase.

For Contracts with an initial Face Amount greater than or equal to $500,000 but less than $1,000,000, during the first Contract Year after issue or following an increase in Face Amount, the commissions will be not more than 42% of the applicable Death Benefit Guarantee Premium. For Contracts with an initial Face Amount greater than or equal to $1,000,000, during the first Contract Year after issue or following an increase in Face Amount, the commissions will be not more than 32% of the applicable Death Benefit Guarantee Premium. In the second and third year after issue or following an increase, the commissions will equal, in general, 6% of the applicable Death Benefit Guarantee Premium.

For the first year following the addition of a spouse rider or an increase in the Face Amount of a spouse rider, the commission will be not more than 52% of the Death Benefit Guarantee Premium for the rider or the increase. In the second and third year following the addition of a spouse rider or an increase, commissions will equal, in general, 7% of the Death Benefit Guarantee Premium for the rider or the increase.

For a spouse rider with an initial Face Amount greater than or equal to $500,000 but less than $1,000,000, during the first Contract Year after issue or following an increase in Face Amount, the commissions will be not more than 42% of the applicable Death Benefit Guarantee Premium. For spouse rider with an initial Face Amount greater than or equal to $1,000,000, during the first Contract Year after issue or following an increase in Face Amount, the commissions will be not more than 32% of the applicable Death Benefit Guarantee Premium. In the second and third year after issue or following an increase, the commissions will equal, in general, 6% of the applicable Death Benefit Guarantee Premium.

For the first year following the addition of a child rider, the commission will be not more than 52% of the Death Benefit Guarantee Premium for the increase in Face Amount of the rider. In the second and third year following the increase, commissions will equal, in general, 7% of the Death Benefit Guarantee Premium for the rider.


                          YEAR 2000

Our business units utilize data processing systems in the administration of the insurance and financial services products which they market. Most of our data processing systems have required modifications to enable them to process dates including the year 2000 and beyond.

Since early 1996, we have been preparing for the computer requirements associated with the approaching turn of the century. We completed assessment of its internal systems in 1996. As of the date of this prospectus, the necessary system changes are substantially complete. System testing is in process and we expect testing of all critical systems to be completed during the first six months of 1999.

The work on these computer systems extends to the software that we purchase from vendors. In addition, we have been communicating formally with its business partners to identify and assess potential exposure that could result from their failure to address these computer issues on a timely basis. Each of our departments is involved in the process of preparing a contingency plan.

We and our business partners bear all the costs of identifying and resolving the computer systems issues associated with the year 2000. These costs will have no effect on the performance of the Variable Account. The Contract permits us to increase the charges for our expense risks up to the guaranteed maximum rates. We, however, do not expect the costs for the year 2000 compliance to have any significant effect on the benefits or values provided by the Contracts.

We believe that its computer systems will be ready for the year 2000 well in advance of the deadline. By their nature, however, the issues in this area carry the risk of unforeseen problems, both at LB and at all the other sites where supporting functions and interaction take place. There can be no assurance that these problems will not have a material adverse impact on the operations of LB and the Variable Account.

A description of the Fund's preparations for the "Year 2000" is contained in the accompanying prospectus for the Fund.


                       LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. LB recently has been named in a civil litigation proceeding relating to life insurance pricing and sales practices, which appears to be substantially similar to claims asserted in class actions brought against many other life insurers. LB believes it has substantial defenses to this action. In the opinion of its management, the outcome of this proceeding is not likely to have a material adverse effect upon the Variable Account or upon the ability of LB to meet its obligations under the Contract.


                          LEGAL MATTERS


All matters of applicable state law pertaining to the Contracts, including our right to issue the Contracts thereunder, have been passed upon by James
M. Odland, Counsel. Certain legal matters relating to the federal securities laws have been passed upon by the law firm of Jones & Blouch LLP.


                              EXPERTS

Our financial statements and those of the Variable Account included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


Actuarial matters included in this Prospectus have been examined by Kenneth
A. Dahlberg, FSA, MAAA, our Actuary, whose opinion is filed as an exhibit to the Registration Statement.


                           FURTHER INFORMATION

A Registration Statement under the Securities Act of 1933 has been filed with the SEC, with respect to the Contracts described herein. This Prospectus does not contain all of the information set forth in the Registration Statement and exhibits thereto, to which reference is hereby made for further information concerning the Account, Lutheran Brotherhood and the Contracts. The information so omitted may be obtained from the SEC's principal office in Washington, D.C., upon payment of the fee prescribed by the SEC, or examined there without charge. The SEC also maintains a web site (http://www.-sec.gov) that contains all of the material incorporated by reference herein, and other information regarding the Contract. Statements contained in this Prospectus as to the provisions of the Contracts and other legal documents are summaries, and reference is made to the documents as filed with the SEC for a complete statement of the provisions thereof.


                         FINANCIAL STATEMENTS

Our financial statements which are included in this Prospectus should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.


[GRAPHIC OMITTED: PRICEWATERHOUSECOOPERS LOGO]

PricewaterhouseCoopers LLP
650 Third Avenue South
Park Building
Suite 1300
Minneapolis MN 55402-4333
Telephone (612) 370 9300
Facsimile (612) 373 7178



                    Report of Independent Accountants

To Lutheran Brotherhood and
Contract Owners of
LB Variable Insurance Account I

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Opportunity Growth, Mid Cap Growth, World Growth, Growth, High Yield, Income, and Money Market subaccounts of LB Variable Insurance Account I at December 31, 1998 the results of each of their operations for the year or period then ended and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Lutheran Brotherhood's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

[GRAPHIC OMITTED: PRICEWATERHOUSECOOPERS SIGNATURE]

March 24, 1999






LB Variable Insurance Account I
Opportunity Growth Subaccount
Financial Statements

Statement of Assets and Liabilities
December 31, 1998

ASSETS:
Investment in LB Series Fund, Inc. -
Opportunity Growth Portfolio 1,333,658
shares at net asset value of $11.06 per share
(cost $15,171,437)                                                   $14,747,238
Receivable from LB for units issued                                        3,025
                                                                     -----------
Total assets                                                          14,750,263
                                                                     -----------
LIABILITIES:
Payable to LB for mortality and expense
risk charge                                                                6,913
                                                                     -----------
NET ASSETS                                                           $14,743,350
                                                                     ===========

Number of units outstanding                                            1,286,265
                                                                     ===========

Unit Value (net assets divided by units outstanding)                      $11.46
                                                                          ======





Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Dividend Income                                                        $  40,446
Mortality and expense risk charge                                        (78,937)
                                                                     -----------
Net investment loss                                                      (38,491)
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                                         105,244
Net change in unrealized depreciation
of investments                                                          (444,055)
                                                                     -----------
Net loss on investments                                                 (338,811)
                                                                     -----------
Net change in net assets resulting
from operations                                                        $(377,302)
                                                                     ===========





Statement of Changes in Net Assets
Years Ended December 31, 1998 and 1997
                                                                        1998           1997
                                                                       ------         ------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)                                         $   (38,491)    $    11,586
Net realized gain on investments                                         105,244           2,747
Net change in unrealized appreciation or depreciation
of investments                                                          (444,055)        231,093
                                                                    ------    ------
Net change in net assets resulting from operations                      (377,302)        245,426
                                                                    ------    ------
UNIT TRANSACTIONS:
Proceeds from units issued                                             4,556,024       7,036,303
Net asset value of units redeemed                                     (1,737,574)     (1,267,888)
Transfers from other subaccounts                                         599,555       1,104,165
Transfers to other subaccounts                                        (1,354,472)       (546,909)
                                                                    ------    ------
Net increase in net assets from unit transactions                      2,063,533       6,325,671
                                                                    ------    ------
Net increase in net assets                                             1,686,231       6,571,097

NET ASSETS:
Beginning of period                                                   13,057,119       6,486,022
                                                                    ------    ------
End of period                                                        $14,743,350     $13,057,119
                                                                    ============    ============

The accompanying notes are an integral part of the financial statements.





LB Variable Insurance Account I
Mid Cap Growth Subaccount
Financial Statements

Statement of Assets and Liabilities
December 31, 1998

ASSETS:
Investment in LB Series Fund, Inc. -
Mid Cap Growth Portfolio 190,827 shares
at net asset value of $11.13 per share
(cost $1,974,276)                                                     $2,123,585
                                                                     ------
Receivable from LB for units issued                                        7,434
                                                                     ------
Total assets                                                           2,131,019
                                                                     ------
LIABILITIES:
Payable to LB for mortality and expense
risk charge                                                                  979
                                                                     ------
NET ASSETS                                                            $2,130,040
                                                                     ===========

Number of units outstanding                                              191,826
                                                                     ===========

Unit Value (net assets divided by units outstanding)                      $11.10
                                                                          ======





Statement of Operations
For the Period from January 30, 1998
(effective date) to December 31, 1998

INVESTMENT INCOME:
Dividend Income                                                          $ 7,028
Mortality and expense risk charge                                         (8,063)
                                                                     ------
Net investment loss                                                       (1,035)
                                                                     ------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investments                                        (114,207)
Net change in unrealized appreciation
of investments                                                           149,309
                                                                     ------
Net gain on investments                                                   35,102
                                                                     ------
Net increase in net assets resulting
from operations                                                          $34,067
                                                                     ===========





Statement of Changes in Net Assets
                                                                 For the Period from
                                                                   January 30, 1998
                                                                 (effective date) to
                                                                  December 31, 1998
                                                                     ------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss                                                   $   (1,035)
Net realized loss on investments                                        (114,207)
Net change in unrealized appreciation of investments                     149,309
                                                                     ------
Net increase in net assets resulting from operations                      34,067
                                                                     ------
UNIT TRANSACTIONS:
Proceeds from units issued                                             1,458,906
Net asset value of units redeemed                                        (21,407)
Transfers from other subaccounts                                         731,115
Transfers to other subaccounts                                           (72,641)
                                                                     ------
Net increase in net assets from unit transactions                      2,095,973
                                                                     ------
Net increase in net assets                                             2,130,040

NET ASSETS:
Beginning of period                                                           -
                                                                     ------
End of period                                                         $2,130,040
                                                                     ===========

The accompanying notes are an integral part of the financial statements.





LB Variable Insurance Account I
World Growth Subaccount
Financial Statements

Statement of Assets and Liabilities
December 31, 1998

ASSETS:
Investment in LB Series Fund, Inc. -
World Growth Portfolio 868,693 shares
at net asset value of $12.67 per share
(cost $9,710,370)                                                    $11,004,704
Receivable from LB for units issued                                        8,883
                                                                     ------
Total assets                                                          11,013,587
                                                                     ------
LIABILITIES:
Payable to LB for mortality and expense
risk charge                                                                5,399
                                                                     ------
NET ASSETS                                                           $11,008,188
                                                                     ===========

Number of units outstanding                                              845,510
                                                                     ===========

Unit Value (net assets divided by units outstanding)                      $13.02
                                                                          ======





Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Dividend Income                                                       $  181,584
Mortality and expense risk charge                                        (56,906)
                                                                     ------
Net investment income                                                    124,678
                                                                     ------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                                         103,254
Net change in unrealized appreciation
of investments                                                         1,118,615
                                                                     ------
Net gain on investments                                                1,221,869
                                                                     ------
Net increase in net assets resulting
from operations                                                       $1,346,547
                                                                      ==========





Statement of Changes in Net Assets
Years Ended December 31, 1998 and 1997
                                                                        1998           1997
                                                                    ------    ------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income                                                $   124,678      $   52,693
Net realized gain on investments                                         103,254          12,125
Net change in unrealized appreciation or depreciation
of investments                                                         1,118,615         (38,743)
                                                                    ------    ------
Net increase in net assets resulting from operations                   1,346,547          26,075
                                                                    ------    ------
UNIT TRANSACTIONS:
Proceeds from units issued                                             3,367,865       4,438,408
Net asset value of units redeemed                                     (1,202,996)       (737,765)
Transfers from other subaccounts                                         557,827         530,199
Transfers to other subaccounts                                          (754,855)       (525,824)
                                                                    ------    ------
Net increase in net assets from unit transactions                      1,967,841       3,705,018
                                                                    ------    ------
Net increase in net assets                                             3,314,388       3,731,093

NET ASSETS:
Beginning of period                                                    7,693,800       3,962,707
                                                                    ------    ------
End of period                                                        $11,008,188      $7,693,800
                                                                    ============    ============

The accompanying notes are an integral part of the financial statements.





LB Variable Insurance Account I
Growth Subaccount
Financial Statements

Statement of Assets and Liabilities
December 31, 1998

ASSETS:
Investment in LB Series Fund, Inc. -
Growth Portfolio 2,504,295 shares
at net asset value of $23.51 per share
(cost $47,084,457)                                                   $58,867,281
                                                                     ------
Receivable from LB for units issued                                       27,942
                                                                     ------
Total assets                                                          58,895,223
                                                                     ------
LIABILITIES:
Payable to LB for mortality and expense
risk charge                                                               28,436
                                                                     ------
NET ASSETS                                                           $58,866,787
                                                                     ===========

Number of units outstanding                                            1,133,612
                                                                     ===========

Unit Value (net assets divided by units outstanding)                      $51.93
                                                                          ======





Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Dividend Income                                                      $   440,914
Mortality and expense risk charge                                       (279,099)
                                                                     ------
Net investment income                                                    161,815
                                                                     ------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                                       5,988,455
Net change in unrealized appreciation
of investments                                                         5,593,376
                                                                     ------
Net gain on investments                                               11,581,831
                                                                     ------
Net increase in net assets resulting
from operations                                                      $11,743,646
                                                                     ===========





Statement of Changes in Net Assets
Years Ended December 31, 1998 and 1997
                                                                        1998           1997
                                                                    ------    ------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income                                                $   161,815     $   150,118
Net realized gain on investments                                       5,988,455       2,962,492
Net change in unrealized appreciation or depreciation
of investments                                                         5,593,376       3,695,763
                                                                    ------    ------
Net increase in net assets resulting from operations                  11,743,646       6,808,373
                                                                    ------    ------
UNIT TRANSACTIONS:
Proceeds from units issued                                            15,493,810      13,763,423
Net asset value of units redeemed                                     (5,345,801)     (3,469,292)
Transfers from other subaccounts                                       2,597,596       1,480,476
Transfers to other subaccounts                                        (2,198,758)     (1,023,510)
                                                                    ------    ------
Net increase in net assets from unit transactions                     10,546,847      10,751,097
                                                                    ------    ------
Net increase in net assets                                            22,290,493      17,559,470

NET ASSETS:
Beginning of period                                                   36,576,294      19,016,824
                                                                    ------    ------
End of period                                                        $58,866,787     $36,576,294
                                                                    ============    ============

The accompanying notes are an integral part of the financial statements.





LB Variable Insurance Account I
High Yield Subaccount
Financial Statements

Statement of Assets and Liabilities
December 31, 1998

ASSETS:
Investment in LB Series Fund, Inc. -
High Yield Portfolio 2,361,772 shares
at net asset value of $9.16 per share
(cost $23,650,865)                                                   $21,626,624
Receivable from LB for units issued                                       28,011
                                                                     ------
Total assets                                                          21,654,635
                                                                     ------
LIABILITIES:
Payable to LB for mortality and expense
risk charge                                                               10,883
                                                                     ------
NET ASSETS                                                           $21,643,752
                                                                     ===========

Number of units outstanding                                              701,657
                                                                     ===========

Unit Value (net assets divided by units outstanding)                      $30.85
                                                                          ======





Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Dividend Income                                                       $2,024,776
Mortality and expense risk charge                                       (120,010)
Net investment income                                                  1,904,766
                                                                     ------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                                         242,414
Net change in unrealized depreciation
of investments                                                        (2,704,268)
                                                                     ------
Net loss on investments                                               (2,461,854)
                                                                     ------
Net change in net assets resulting
from operations                                                       $ (557,088)
                                                                     ===========





Statement of Changes in Net Assets
Years Ended December 31, 1998 and 1997
                                                                        1998           1997
                                                                    ------    ------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income                                                $ 1,904,766     $ 1,178,442
Net realized gain on investments                                         242,414           2,633
Net change in unrealized appreciation or depreciation
of investments                                                        (2,704,268)        508,761
                                                                    ------    ------
Net change in net assets resulting from operations                      (557,088)      1,689,836
                                                                    ------    ------
UNIT TRANSACTIONS:
Proceeds from units issued                                             7,140,676       7,196,585
Net asset value of units redeemed                                     (2,116,568)     (1,543,682)
Transfers from other subaccounts                                       1,098,485         585,503
Transfers to other subaccounts                                          (998,091)       (472,347)
                                                                    ------    ------
Net increase in net assets from unit transactions                      5,124,502       5,766,059
                                                                    ------    ------
Net increase in net assets                                             4,567,414       7,455,895

NET ASSETS:
Beginning of period                                                   17,076,338       9,620,443
                                                                    ------    ------
End of period                                                        $21,643,752     $17,076,338
                                                                    ============    ============

The accompanying notes are an integral part of the financial statements.





LB Variable Insurance Account I
Income Subaccount
Financial Statements

Statement of Assets and Liabilities
December 31, 1998

ASSETS:
Investment in LB Series Fund, Inc. -
Income Portfolio 789,732 shares
at net asset value of $10.21 per share
(cost $7,725,814)                                                     $8,063,494
Receivable from LB for units issued                                       17,069
                                                                     ------
Total assets                                                           8,080,563
                                                                     ------
LIABILITIES:
Payable to LB for mortality and expense
risk charge                                                                4,039
                                                                     ------
NET ASSETS                                                            $8,076,524
                                                                     ===========

Number of units outstanding                                              323,972
                                                                     ===========

Unit Value (net assets divided by units outstanding)                      $24.93
                                                                          ======





Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Dividend Income                                                         $413,728
Mortality and expense risk charge                                        (41,053)
                                                                     ------
Net investment income                                                    372,675
                                                                     ------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                                          10,206
Net change in unrealized appreciation
of investments                                                           189,312
                                                                     ------
Net gain on investments                                                  199,518
                                                                     ------
Net increase in net assets resulting
from operations                                                         $572,193
                                                                     ===========





Statement of Changes in Net Assets
Years Ended December 31, 1998 and 1997
                                                                        1998           1997
                                                                    ------    ------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income                                                 $  372,675      $  281,953
Net realized gain on investments                                          10,206           2,406
Net change in unrealized appreciation or depreciation
of investments                                                           189,312          89,688
                                                                    ------    ------
Net increase in net assets resulting from operations                     572,193         374,047
                                                                    ------    ------
UNIT TRANSACTIONS:
Proceeds from units issued                                             2,261,044       2,068,339
Net asset value of units redeemed                                       (733,018)       (492,446)
Transfers from other subaccounts                                         590,432         221,606
Transfers to other subaccounts                                          (295,732)       (309,439)
                                                                    ------    ------
Net increase in net assets from unit transactions                      1,822,726       1,488,060
                                                                    ------    ------
Net increase in net assets                                             2,394,919       1,862,107

NET ASSETS:
Beginning of period                                                    5,681,605       3,819,498
                                                                    ------    ------
End of period                                                         $8,076,524      $5,681,605
                                                                    ============    ============

The accompanying notes are an integral part of the financial statements.





LB Variable Insurance Account I
Money Market Subaccount
Financial Statements

Statement of Assets and Liabilities
December 31, 1998

ASSETS:
Investment in LB Series Fund, Inc. -
Money Market Portfolio 1,776,247 shares
at net asset value of $1.00 per share
(cost $1,776,247)                                                     $1,776,247
                                                                     ------
LIABILITIES:
Payable to LB for units redeemed                                          44,694
Payable to LB for mortality and expense
risk charge                                                                  849
                                                                     ------
Total liabilities                                                         45,543
                                                                     ------
NET ASSETS                                                            $1,730,704
                                                                     ===========

Number of units outstanding                                              950,537
                                                                     ===========

Unit Value (net assets divided by units outstanding)                       $1.82
                                                                           =====





Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Dividend Income                                                          $79,793
Mortality and expense risk charge                                         (9,264)
                                                                     ------
Net investment income                                                    $70,529
                                                                     ===========





Statement of Changes in Net Assets
Years Ended December 31, 1998 and 1997
                                                                        1998           1997
                                                                    ------    ------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income                                                 $   70,529      $   52,968
                                                                    ------    ------
UNIT TRANSACTIONS:
Proceeds from units issued                                             1,415,855       1,548,437
Net asset value of units redeemed                                       (517,181)       (344,437)
Transfers from other subaccounts                                         783,265         235,290
Transfers to other subaccounts                                        (1,283,364)     (1,279,210)
                                                                    ------    ------
Net increase in net assets from unit transactions                        398,575         160,080
                                                                    ------    ------
Net increase in net assets                                               469,104         213,048

NET ASSETS:
Beginning of period                                                    1,261,600       1,048,552
                                                                    ------    ------
End of period                                                         $1,730,704      $1,261,600
                                                                    ============    ============

The accompanying notes are an integral part of the financial statements.






LB Variable Insurance Account I
Notes to Financial Statements
December 31, 1998

(1) ORGANIZATION

The LB Variable Insurance Account I (the Variable Account), a unit investment trust registered under the Investment Company Act of 1940, was established as a separate account of Lutheran Brotherhood (LB) in 1993, pursuant to the laws of the State of Minnesota. LB offers financial services to Lutherans and is a fraternal benefit society owned by and operated for its members. The Variable Account contains seven subaccounts-Opportunity Growth, Mid Cap Growth, World Growth, Growth, High Yield, Income and Money Market-each of which invests only in a corresponding portfolio of the LB Series Fund, Inc. (the Fund). The Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

The Variable Account is used to support only flexible premium variable life ("Variable Universal Life") insurance contracts issued by LB. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of LB. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by LB.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investments

The investments in shares of the Fund are stated at the net asset value of the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

LB qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account.

Other

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) RELATED PARTY TRANSACTIONS

Proceeds received by the Variable Account from units issued represent gross contract premiums received by LB less deductions for sales distribution expenses of 5% of the gross contract premium. Total deductions from gross contract premiums received were $1,947,457 and $1,951,347 in 1998 and 1997, respectively.

A monthly charge is deducted from the cash value of the contract by LB for the cost of insurance, insurance administration of the contract and the cost of any optional benefits added by riders. This charge is deducted by redeeming units of the subaccounts of the Variable Account. Total monthly charges were $8,024,581 and $5,705,294 in 1998 and 1997, respectively.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate LB for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 0.6% of the average daily net assets of the Variable Account. Mortality and expense risk charges of $593,332 and $376,629 were deducted in 1998 and 1997, respectively.

A deferred charge is deducted from the cash value of the contract to compensate LB for certain selling and administrative expenses if: (1) within the first fifteen years a contract is in force, it is surrendered or lapses, or (2) a contract owner requests a decrease in the face amount either within the first fifteen years a contract is in force, or within fifteen years after a requested increase in face amount. The deferred charge remains at a level amount during the first five years of the applicable fifteen year period, and then is reduced on a monthly basis by equal amounts until the deferred charge is zero after fifteen years. This charge is deducted by redeeming units of the subaccounts of the Variable Account. Deferred charges of $430,206 and $225,038 were deducted in 1998 and 1997, respectively.






(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

                                                                 Subaccounts
-----------------------------------------------------------
                      Opportunity     Mid Cap        World                        High                       Money
                        Growth         Growth        Growth        Growth        Yield         Income        Market
                      ------   ------   ------   ------   ------   ------   ------
Units outstanding at
December 31, 1996         547,361            -       360,970       604,733       346,422       180,120       631,613
Units issued              760,539            -       466,958       446,991       280,960       111,607     1,092,048
Units redeemed           (209,532)           -      (142,123)     (152,962)      (85,612)      (43,876)     (998,321)
                      ------   ------   ------   ------   ------   ------   ------
Units outstanding at
December 31, 1997       1,098,368            -       685,805       898,762       541,770       247,851       725,340
Units issued              518,740       222,467       351,115       440,826       284,448       131,567     1,319,875
Units redeemed           (330,843)      (30,641)     (191,410)     (205,976)     (124,561)      (55,446)   (1,094,678)
                      ------   ------   ------   ------   ------   ------   ------
Units outstanding at
December 31, 1998       1,286,265       191,826       845,510     1,133,612       701,657       323,972       950,537
                      ===========   ===========   ===========   ===========   ===========   ===========   ===========





(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the LB Series Fund, Inc. were as follows:

                                                                 Subaccounts
-----------------------------------------------------------
                      Opportunity     Mid Cap        World                        High                       Money
                        Growth         Growth        Growth        Growth        Yield         Income        Market
                      ------   ------   ------   ------   ------   ------   ------
For the year ended
December 31, 1997
Purchases              $6,420,288            -    $4,078,838   $13,884,925    $7,099,708    $1,996,048    $1,301,015
Sales                      54,001            -       151,078       180,360       143,267       219,731     1,047,418
For the year ended
December 31, 1998
Purchases               2,784,816     2,523,141     2,541,248    17,452,308     7,586,706     2,483,336     1,732,141
Sales                     606,517       434,658       525,141       617,814       301,398       303,148     1,161,564




                    COMMENT ON FINANCIAL STATEMENTS OF LB

The financial statements of LB included in this Prospectus should be considered as bearing only upon the ability of LB to meet its obligations under the Contracts. The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.


[GRAPHIC OMITTED: PRICEWATERHOUSECOOPERS LOGO]

PricewaterhouseCoopers LLP
650 Third Avenue South
Park Building
Suite 1300
Minneapolis MN 55402-4333
Telephone (612) 370 9300
Facsimile (612) 373 7178



                 REPORT OF INDEPENDENT ACCOUNTANTS

March 15, 1999

To the Board of Directors and Stockholder of Lutheran Brotherhood Variable
Insurance Products Company

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Lutheran Brotherhood Variable Insurance Products Company (the Company) at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

[GRAPHIC OMITTED: PRICEWATERHOUSECOOPERS SIGNATURE]






                             LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                                                 BALANCE SHEET
                                          DECEMBER 31, 1998 AND 1997
                                             (Dollars in thousands)

ASSETS                                                                           1998              1997
                                                                             ------      ------
Investments:
Fixed income securities available for sale, at fair value                    $    274,022      $    230,063
Loans to contractholders                                                            8,305             5,617
                                                                             ------      ------
Total investments                                                                 282,327           235,680
Cash and cash equivalents                                                          10,480             6,747
Deferred policy acquisition costs                                                 163,273           160,697
Investment income due and accrued                                                   3,197             2,733
Other assets                                                                        7,224             5,244
Separate account assets                                                         4,129,161         3,580,001
                                                                             ------      ------
Total assets                                                                 $  4,595,662      $  3,991,102
                                                                             ============      ============

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Contract reserves                                                            $    250,350      $    222,243
Benefits in the process of payment                                                 10,823             7,516
Other liabilities                                                                  26,428            19,398
Separate account liabilities                                                    4,129,161         3,580,001
                                                                             ------      ------
Total liabilities                                                               4,416,762         3,829,158

Stockholder's equity:
Common stock (2,000,000 shares authorized, issued
and outstanding)                                                                    2,000             2,000
Additional paid-in capital                                                        113,800           113,800
Accumulated other comprehensive income                                              5,392             2,501
Retained earnings                                                                  57,708            43,643
                                                                             ------      ------
Total stockholder's equity                                                        178,900           161,944
                                                                             ------      ------
Total liabilities and stockholder's equity                                   $  4,595,662      $  3,991,102
                                                                             ============      ============

The accompanying notes are an integral part of these financial statements.





                             LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                                                STATEMENT OF INCOME
                              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                               (Dollars in thousands)

                                                               1998              1997              1996
                                                           ------      ------      ------
Revenues:
Net investment income                                     $      17,285      $     14,771      $     11,402
Net realized investment gains                                       104               374             2,751
Contract charges                                                 54,031            46,523            38,983
Annuity considerations and other income                          22,365            22,054            20,784
                                                           ------      ------      ------
Total revenues                                                   93,785            83,722            73,920

Benefits and other deductions:
Net additions to contract reserves                               20,503            20,843            20,634
Contractholder benefits                                          17,284            13,718            11,763
Commissions and operating expenses                               16,327            15,005            11,710
Amortization of deferred policy acquisition costs                20,424             6,833             8,006
                                                           ------      ------      ------
Total benefits and other deductions                              74,538            56,399            52,113
                                                           ------      ------      ------

Income from operations before income taxes                       19,247            27,323            21,807
Provision for income taxes                                        5,182             7,090             7,479
                                                           ------      ------      ------
Net income                                                 $     14,065      $     20,233      $     14,328
                                                           ============      ============      ============

The accompanying notes are an integral part of these financial statements.





                             LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                                           STATEMENT OF STOCKHOLDER'S EQUITY
                              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                               (Dollars in thousands)

                                                                                Accumulated
                                                              Additional          Other                               Total
                        Comprehensive        Common            Paid-in         Comprehensive       Retained       Stockholder's
                             Income           Stock            Capital            Income           Earnings           Equity
                        -------      ------      ------      -------     ------     -------
Balance at
December 31, 1995                          $      2,000      $    118,800      $       1,955     $      9,082     $     131,837
Comprehensive income:
Net income              $      14,328                                                                  14,328            14,328
Other comprehensive
income (loss):
Unrealized losses              (1,663)                                                (1,663)                            (1,663)
                        -------      ------      ------      -------     ------     -------
Total comprehensive
income                  $      12,665
                        =============

Balance at
December 31, 1996                                 2,000           118,800                292           23,410           144,502
Comprehensive income:
Net income              $      20,233                                                                  20,233            20,233
Other comprehensive
income (loss):
Unrealized gains                2,209                                                  2,209                              2,209
                        -------      ------      ------      -------     ------     -------
Total comprehensive
income                  $      22,442
                        =============

Return of capital                                                  (5,000)                                               (5,000)
                        -------      ------      ------      -------     ------     -------
Balance at
December 31, 1997                                 2,000           113,800              2,501           43,643           161,944
Comprehensive income:
Net income              $      14,065                                                                  14,065            14,065
Other comprehensive
income (loss):
Unrealized gains                2,891                                                  2,891                              2,891
                        -------      ------      ------      -------     ------     -------
Total comprehensive
income                  $      16,956
                        =============

Balance at
December 31, 1998                          $      2,000      $    113,800      $       5,392     $     57,708     $     178,900
                                           ============      ============      =============     ============     =============

The accompanying notes are an integral part of these financial statements.





                             LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                                              STATEMENT OF CASH FLOWS
                               FOR THE YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                               (Dollars in thousands)

                                                               1998              1997              1996
                                                           ------      ------      ------
Cash flows from operating activities:
Net income                                                 $     14,065      $     20,233      $     14,328
Adjustments to reconcile net income to net cash
provided by operating activities:
Deferred policy acquisition costs                                (3,816)          (17,799)          (15,757)
Realized net investment gains                                      (104)             (374)           (2,751)
Bond amortization                                                   334                99                59
Change in operating assets and liabilities:
Loans to contractholders                                         (2,688)           (1,294)           (1,633)
Investment income due and accrued
and other assets                                                 (2,444)           (1,095)            1,705
Contract reserves                                                28,107            42,151            16,307
Other liabilities                                                 5,410             3,288             9,572
Benefits in process of payment                                    3,307             2,350             1,545
                                                           ------      ------      ------
Net cash provided by operating activities                        42,171            47,559            23,375
                                                           ------      ------      ------
Cash flows from investing activities:
Proceeds from sale of fixed income securities
available for sale                                               45,603            27,888            63,535
Purchase of fixed income securities available
for sale                                                        (84,041)          (82,235)          (93,737)
                                                           ------      ------      ------
Net cash used in investing activities                           (38,438)          (54,347)          (30,202)
                                                           ------      ------      ------
Cash flows from financing activities:
Return of capital                                                                  (5,000)
                                                           ------      ------      ------
Net cash used in financing activities                                              (5,000)
                                                           ------      ------      ------
Net increase (decrease) in cash and cash equivalents              3,733           (11,788)           (6,827)
Cash and cash equivalents, beginning of year                      6,747            18,535            25,362
                                                           ------      ------      ------
Cash and cash equivalents, end of year                     $     10,480      $      6,747      $     18,535
                                                           ============      ============      ============

The accompanying notes are an integral part of these financial statements.





      LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                    NOTES TO FINANCIAL STATEMENTS
           (Dollars in thousands unless otherwise stated)

NOTE 1 - ORGANIZATION

Lutheran Brotherhood Variable Insurance Products Company (the Company) offers financial services to Lutherans. The Company, through its parent, Lutheran Brotherhood Financial Corporation (LBFC or Parent), is a wholly owned subsidiary of Lutheran Brotherhood, a fraternal benefit organization.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Financial Statement Presentation

Certain prior year amounts, in the financial statements and notes to the financial statements, have been reclassified to conform to the 1998 financial statement presentation.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with an original maturity of 90 days or less.

Investments

See disclosures regarding the determination of fair value of financial instruments at Note 9.

Carrying value of investments is determined as follows:

       Fixed income securities       Fair value

       Loans to contractholders      Unpaid principal balance

Fixed income securities which may be sold prior to maturity are classified as available for sale.

Realized investment gains and losses on sales of securities are determined on a first in, first out method for fixed income securities and are reported in the Statement of Income. Unrealized investment gains and losses on fixed income securities classified as available for sale, net of the impact of unrealized investment gains and losses on deferred policy acquisitions costs, are reported as other comprehensive income.

Deferred Policy Acquisition Costs

Those costs of acquiring new business, which vary with and are primarily related to the production of new business, are deferred. Such costs include commissions, certain costs of contract issuance and underwriting, and certain variable agency expenses. Deferred contract acquisition costs are subject to recoverability testing at the time of contract issue and loss recognition testing at the end of each accounting period.

For universal life-type and investment-type contracts, deferred acquisition costs are amortized over the average expected life of the contracts in proportion to estimated gross profits from mortality, investment, and expense margins. The effects of revisions to experience on previous amortization of deferred acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross profits are revised.

Separate Accounts

Separate account assets include segregated funds invested by the Company for the benefit of variable life insurance and variable annuity contract owners. The assets (principally investments) and liabilities (principally to contractholders) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are valued at fair value. The investment income, gains and losses of these accounts generally accrue to the contractholders, and, therefore, are not included in the Company's net income.

Future Contract Benefits

Liabilities for future contract and contract benefits on universal life-type and investment-type contracts are based on the contract account balance.

Premium Revenue and Benefits to Contractholders

Recognition of Universal Life-Type Contracts Revenue and Benefits to Contractholders

Universal life-type contracts are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the contractholder, premiums paid by the contractholder or interest accrued to contractholder balances. Amounts received as payments for such contracts are not reported as premium revenues.

Revenues for universal life-type contracts consist of investment income, charges assessed against contract account values for deferred contract loading, the cost of insurance and contract administration. Contract benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related contract account balances.

Recognition of Investment Contract Revenue and Benefits to
Contractholders

Contracts that do not subject the Company to risks arising from contractholder mortality or morbidity are referred to as investment contracts. Certain deferred annuities are considered investment contracts. Amounts received as payments for such contracts are not reported as premium revenues.

Revenues for investment products consist of investment income and contract administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

Recognition of Limited-Payment Contract Revenue and Benefits to
Contractholders

Limited-payment contracts subject the Society to contractholder mortality and morbidity risks over a period that extends beyond the premium paying period. Annuities with life contingencies are considered limited-payment contracts. Considerations are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future contract benefits and the amortization of deferred contract acquisition costs.

NOTE 3 - INCOME TAXES

The Company's tax provision and related balance sheet accounts are determined in accordance with a tax sharing agreement with its Parent, which allocates federal income taxes to the Company as if it filed a separate tax return. Federal income taxes are charged or credited to operations based on amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

The 1998 and 1997 provisions for income taxes reflected on the Statement of Income consisted entirely of deferred federal and state income tax expense. Net deferred income tax liabilities are included on the balance sheet in "Other Liabilities" and consist of the following:

                                         1998           1997
                                        -----          -----
Deferred policy acquisition costs     $    (52)     $     (49)
Reserves for future benefit                 19             25
Net operating loss carryforwards             8              9
Other                                       (1)            (5)
                                        ------       --------
Net deferred income tax liability     $    (26)     $     (20)
                                      ========      =========

During 1998, the Company utilized $5 million of its net operating loss carryforward and $4 million of its alternative minimum tax net operating loss carryforward. The Company has net operating loss carryforwards for tax purposes of approximately $23 million at December 31, 1998, which expire between 2005 and 2009. For alternative minimum tax calculation purposes, the Company has net operating loss carryforwards of $22 million at December 31, 1998, which expire between 2005 and 2009.

The Company's effective tax rate differs from the statutory rate primarily due to dividends received deductions.

NOTE 4 - INVESTMENTS

Fixed Income Securities

Investments in fixed income securities are primarily intended to back long-term liabilities; therefore, care should be exercised in drawing any conclusions from market value information.

Investments in fixed income securities at December 31, 1998 and 1997 follow:




                                                       Available for Sale (Carried at Fair Value)
                                                                    December 31, 1998
                                                       ---------------------
                                             Amortized         Unrealized        Unrealized          Fair
                                               Cost              Gains             Losses            Value
                                           -------     -------     -------     -------

Fixed income securities:
U.S. government                            $     119,915     $       6,989      $        130     $     126,774
Mortgage-backed securities                        41,986             1,015                              43,001
All other corporate bonds                        100,641             3,722               116           104,247
                                           -------     -------     -------     -------
Total available for sale                   $     262,542     $      11,726      $        246     $     274,022
                                           =============     =============     =============     =============



                                                       Available for Sale (Carried at Fair Value)
                                                                    December 31, 1998
                                                       ---------------------
                                             Amortized         Unrealized        Unrealized          Fair
                                               Cost              Gains             Losses            Value
                                           -------     -------     -------     -------
Fixed income securities:
U.S. government                            $     113,407     $       3,990      $         70     $     117,327
Mortgage-backed securities                        32,398               487                              32,885
All other corporate bonds                         78,523             1,412                84            79,851
                                           -------     -------     -------     -------
Total available for sale                   $     224,328     $       5,889      $        154     $     230,063
                                           =============     =============     =============     =============


Contractual Maturity of Fixed Income Securities

The amortized cost and fair value of fixed income securities available for sale as of December 31, 1998 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called or prepaid.

                                        Amortized           Fair
Years to Maturity                         Cost              Value
                                      -------     -------
One year or less                      $                 $
After one year through five years            69,967            72,673
After five years through ten years          105,993           112,115
After ten years                              44,596            46,233
Mortgage-backed securities                   41,986            43,001
                                      -------     -------
Total available for sale              $     262,542     $     274,022
                                      =============     =============

NOTE 5 - INVESTMENT INCOME AND REALIZED GAINS AND LOSSES

Investment income summarized by type of investment was as follows:


                                                        Year Ended December 31,
                                           -------------------------
                                               1998               1997               1996
                                           -------     -------     -------
Fixed income securities                    $      16,513     $      13,472     $       9,061
Contract loans                                       549               367               267
Cash, cash equivalents and other                     242               952             2,093
                                           -------     -------     -------
Gross investment income                           17,304            14,791            11,421
Investment expenses                                   19                20                19
                                           -------     -------     -------
Net investment income                      $      17,285     $      14,771     $      11,402
                                           =============     =============     =============


Gross realized investment gains and losses on sales of all types of investments are as follows:


                                                        Year Ended December 31,
                                           -------------------------
                                               1998               1997               1996
                                           -------     -------     -------
Fixed income securities:
Realized gains                             $         238     $         426     $       2,913
Realized losses                                      129                53               160
Other investments:
Realized gains                                                           1                 1
Realized losses                                        5                                   3
                                           -------     -------     -------
Total net realized investment gains        $         104     $         374     $       2,751
                                           =============     =============     =============




NOTE 6 - STATUTORY DEPOSIT

Bonds with a carrying value of $2.7 million and $2.5 million and a market value of $2.9 million and $2.7 million at December 31, 1998 and 1997, respectively, are on deposit with various state insurance departments as required by law.

NOTE 7 - SEPARATE ACCOUNT BUSINESS

Separate account assets include segregated funds invested by the Company for the benefit of variable life insurance and variable annuity contract owners. A portion of the contract owner's premium payments are invested by the Company into the LBVIP Variable Insurance Account, the LBVIP Variable Insurance Account II, or the LBVIP Variable Annuity Account I (the Variable Accounts). The Company records these payments as assets in the separate accounts. Separate account liabilities represent reserves held related to the separate account business.

The Variable Accounts are unit investment trusts registered under the Investment Company Act of 1940. Each Variable Account has six subaccounts, each of which invests only in a corresponding portfolio of the LB Series Fund, Inc. (the Fund). The Fund is a diversified, open-end management investment company. The shares of the Fund are carried in the Variable Accounts' financial statements at the net asset value of the Fund.

A fixed account is also included as an investment option for variable annuity contract owners. Net premiums allocated to the fixed account are invested in the assets of the Company.

The assets and liabilities of the Variable Accounts are clearly identified and distinguished from the other assets and liabilities of the Company. The assets of the Variable Accounts will not be applied to the liabilities arising out of any other business conducted by the Company.

The Company assumes the mortality and expense risk associated with these contracts for which it is compensated by the separate accounts. The daily charges to the separate accounts are based on the average daily net assets at the following annual rates:




                                                                  1998             1997              1996
                                               Rate             Charges           Charges           Charges
                                           -------     -------     -------     -------
Variable Insurance Account                     0.6%          $       1,118     $         911     $         696
Variable Insurance Account II                  2.3%                     60                55                52
Variable Annuity Account I                     1.1%                 40,092            34,251            27,568
                                                             -------     -------     -------
                                                             $      41,270     $      35,217     $      28,316
                                                             =============     =============     =============


Income from these charges is included in the Statement of Income.

In addition, the Company deducts certain amounts from the cash value of the accounts invested in the separate accounts for surrender charges, annual administrative charges and cost of insurance charges as follows:


                                                                  1998             1997              1996
                                                             -------     -------     -------
Variable Insurance Account                                   $      10,145     $       9,030     $       8,206
Variable Insurance Account II
Variable Annuity Account I                                           1,591             1,807             1,569
                                                             -------     -------     -------
                                                             $      11,736     $      10,837     $       9,775
                                                             =============     =============     =============




NOTE 8 - RELATED PARTY TRANSACTIONS

Lutheran Brotherhood provides administrative services to and collects premiums for the Company. The net payable at December 31, 1998 represents the unpaid balance of these administrative services net of the premiums collected but not transferred to the Company.

Lutheran Brotherhood allocated approximately $20.5 million, $18.2 million and $12.8 million of operating expenses to the Company in 1998, 1997 and 1996, respectively, which includes the costs for corporate officers, human resources, and other administrative and operating functions. Lutheran Brotherhood has agreed to provide the Company with capital requirements, if necessary.

Payables to (receivables from) affiliates includes the following:

                                      1998                 1997
                                       ------     ------
Lutheran Brotherhood:
Operating expenses payable             $     1,546     $     1,620
Premium income payable (receivable)          1,299          (1,159)
Lutheran Brotherhood Securities Corp.:
Operating expenses payable                      15              10
                                       ------     ------
                                       $     2,860     $       471
                                       ===========     ===========

Lutheran Brotherhood Securities Corp. (LBSC) is an affiliate of the Company. The payable represents operating expenses of the Company paid by LBSC that have not been reimbursed as of December 31, 1998 and 1997.

LBSC allocated $0.5 million, $0.4 million and $0.3 million of operating expenses to the Company in 1998, 1997 and 1996, respectively, which includes the costs for various administrative and operating functions. In addition, LBSC, as principal underwriter of the Company's variable products, received commission income from the Company of approximately $16.7 million, $17.2 million and $16.9 million in 1998, 1997 and 1996, respectively.

NOTE 9 - DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used in estimating fair value disclosures for financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument.

Fixed Income Securities: Fair values for fixed income securities are based on quoted market prices, where available. For fixed maturities not actively traded in the market, fair values are estimated using market quotes from brokers or internally developed pricing methods.

Loans on Insurance Contracts: The carrying amount reported in the balance sheet approximates fair value since loans on insurance contracts reduce the amount payable at death or at surrender of the contract.

Cash and Cash Equivalents: The carrying amounts for these assets approximate the assets' fair values.

Other Financial Instruments Reported as Assets: The carrying amounts for these financial instruments (primarily premiums and other accounts receivable and accrued investment income), approximate those assets' fair values.

Investment Contract Liabilities: The fair value for deferred annuities was estimated to be the amount payable on demand at the reporting date as those investment contracts have no defined maturity and are similar to a deposit liability. The amount payable at the reporting date was calculated as the account balance less applicable surrender charges.

The fair values for supplementary contracts without life contingencies and immediate annuities were estimated using discounted cash flow analyses using similar maturities or by using cash surrender value.

The carrying amounts and estimated fair values of the Company's financial instruments are as follows:




                                                          1998                                1997
                                             ----------------     ----------------
                                               Carrying            Fair            Carrying             Fair
                                                Amount             Value            Amount              Value
                                             -------     -------     -------     -------
Financial instruments recorded as assets:
Fixed income securities                      $     274,022     $     274,022     $     230,063     $     230,063
Contract loans                                       8,305             8,305             5,617             5,617
Cash and cash equivalents                           10,480            10,480             6,747             6,747
Other financial instruments
recorded as assets                                  10,421            10,421             7,977             7,977
Financial instruments recorded as liabilities:
Investment contracts:
Deferred annuities                               4,007,399         3,951,871         3,510,194         3,442,622
Supplementary contracts
and immediate annuities                             54,616            54,616            41,068            41,068


NOTE 10 - STATUTORY FINANCIAL INFORMATION

Accounting practices used to prepare statutory financial statements for regulatory filing of life insurance companies differ from generally accepted accounting principles. The following reconciles the Company's statutory net change in surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by the Department of Commerce of the State of Minnesota with net income and stockholder's equity on a generally accepted accounting principles basis.



                                                                       Year Ended
                                                                       December 31,
                                                             ----------------
                                                                 1998               1997
                                                             -------     -------
Net change in statutory accumulated deficit                  $          49     $       8,642
Change in asset valuation reserves                                      80               118
                                                             -------     -------
Net change in statutory accumulated deficit
and asset valuation reserves                                           129             8,760

Adjustments:
Future contract benefits and
contractholders' account balances                                   16,271             1,739
Deferred policy acquisition costs                                    3,816            17,799
Investment losses                                                     (424)             (132)
Other, net                                                          (5,727)           (7,933)
                                                             -------     -------

Net income                                                   $      14,065     $      20,233
                                                             =============     =============



                                                                       Year Ended
                                                                       December 31,
                                                             ----------------
                                                                 1998               1997
                                                             -------     -------
Statutory stockholder's equity                               $      80,632     $      80,583
Asset valuation reserves                                               497               417
                                                             -------     -------
Statutory stockholder's equity and
asset valuation reserves                                            81,129            81,000
Adjustments:
Future contract benefits and
contractholders' account balances                                  (47,789)          (64,060)
Deferred policy acquisition costs                                  163,273           160,696
Interest maintenance reserves                                        2,158             2,583
Valuation of investments                                            11,480             5,735
Unearned revenue liability                                          (5,383)           (4,825)
Tax adjustment                                                     (26,377)          (19,580)
Other, net                                                             409               395
                                                             -------     -------
Stockholder's equity                                         $     178,900     $     161,944
                                                             =============     =============




NOTE 11 - LEGAL MATTERS

The Company and Lutheran Brotherhood (the Society) are involved in various pending or threatened legal proceedings arising out of the normal course of business. Also, each has recently been named in civil litigation proceedings alleging inappropriate life insurance sales practices, which appear to be substantially similar to claims asserted in class actions brought against many other life insurers. These matters are sometimes referred to as market conduct lawsuits. The Company and the Society believe they have substantial defenses to these actions and intend to assert them in the courts where the actions were filed. While the ultimate resolution of such litigation cannot be predicted with certainty at this time, in the opinion of management such matters will not have a material adverse effect on the financial position or results of operations of the Company.

                            APPENDIX A
                           DEFINITIONS

Accumulated Value. The total amount of value held under a Contract at any time (which equals the sum of the amounts held in the Loan Account and Variable Account). The Accumulated Value should be distinguished from the Cash Surrender Value. The Accumulated Value, unlike the Cash Surrender Value, is not reduced by any Decrease Charge or Contract Debt.

Attained Age. On any day during the first Contract Year, the age of the Insured on the Date of Issue, and then, on any day during each succeeding Contract Year, the age of the Insured on the Contract Anniversary on or immediately prior to that day.

Beneficiary. The Beneficiary designated by the applicant in the application. If changed, the Beneficiary is as shown in the latest change filed with LB. If no Beneficiary survives and unless otherwise provided, the Insured's estate will be the Beneficiary.

Cash Surrender Value. The Accumulated Value less any Contract Debt and any Decrease Charge.

CDSC Premium. An annual premium amount determined by LB and used solely for the purpose of calculating the maximum Contingent Deferred Sales Charge.

Contingent Deferred Sales Charge. A contingent deferred sales charge to compensate LB for the cost of selling the Contract, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Contingent Deferred Sales Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in Face Amount, in each case at any time before 180 Monthly Deductions have been made. A separate Contingent Deferred Sales Charge will also be calculated, and then reduced over a 15-year period, in a similar manner upon a requested increase in Face Amount.

Contract. The flexible premium variable life insurance contract offered by LB and described in this Prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of Issue.

Contract Date. The latest of (i) the Date of Issue; (ii) the date LB receives the first premium payment on the Contract at its Home Office; and
(iii) any other date mutually agreed upon by LB and the Contract Owner. The Contract Date is the date on which the initial Net Premium payment(s) will be allocated to the Variable Account.

Contract Month. The period from one Monthly Anniversary to the next. The first Contract Month will be the period beginning on the Date of Issue and ending on the first Monthly Anniversary.

Contract Owner. The Insured, unless otherwise designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Contract Owner. A collateral assignee is not the Contract Owner.

Contract Year. The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue and ending on the first Contract Anniversary.

Date of Issue. The date shown on page 3 of the Contract that is used to determine Contract Anniversaries, Monthly Anniversaries, Contract Years and Contract Months, each of which is measured from the Date of Issue.

Death Benefit. The amount calculated under the applicable Death Benefit Option (Option A or Option B). The Death Benefit should be distinguished from the cash proceeds payable on the Insured's death, which will be the Death Benefit less Contract Debt and any unpaid Monthly Deductions.

Death Benefit Guarantee. A feature of the Contract guaranteeing that the Contract will not lapse if on each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount, equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.

Death Benefit Guarantee Premium. A monthly premium amount specified in the Contract. The Death Benefit Guarantee Premium determines the payments required to maintain the Death Benefit Guarantee.

Death Benefit Option. Either of two death benefit options available under the Contract (Option A and Option B).

Death Benefit Option A, or Option A. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated Value (with the Accumulated Value in each case being determined on the Valuation Date on or next following the date of the Insured's death).

Death Benefit Option B, or Option B. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount and (b) the applicable percentage of Accumulated Value on the Valuation Date on or next following the date of the Insured's death.

Debt. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date, less any unearned prepaid loan interest. Contract Debt should be distinguished from the Loan Amount (see definition of "Loan Amount" below), in that the Loan Amount includes any unearned prepaid loan interest.

Decrease Charge. A deferred Contract charge consisting of the Contingent Deferred Sales Charge and the Deferred Administrative Charge. The Decrease Charge is deducted from the Subaccounts of the Variable Account and paid to LB upon full lapse or surrender of the Contract, or in part upon a requested decrease in Face Amount. A separate amount of Decrease Charge is determined for the initial Face Amount and for each requested increase in Face Amount.

Deferred Administrative Charge. A deferred administrative charge to reimburse LB for administrative expenses incurred in issuing the Contract. The Deferred Administrative Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions have been made. A separate Deferred Administrative Charge will also be calculated, and then reduced over a 15-year period, in a similar manner upon a requested increase in Face Amount.

Face Amount. The minimum Death Benefit under the Contract as long as the Contract remains in force. The Face Amount will be specified in the Contract.

Free Look Period. A period which follows the application for the Contract and its issuance to the Contract Owner (the "initial Free Look Period") and which also follows any application for and approval of an increase in Face Amount. During the initial Free Look Period, the Contract Owner may cancel the Contract and receive a refund. During a Free Look Period that applies following a requested increase in Face Amount, the Contract Owner has a right to cancel the increase in Face Amount and, in effect, receive a credit or refund of charges and deductions attributable to such increase.

Fund. LB Series Fund, Inc., which is described in the accompanying
Prospectus.

General Account. The assets of LB other than those allocated to the Variable Account or any other separate account.

Home Office. LB's office at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or such other office as LB shall specify in a notice to the Contract Owner.

Initial Monthly Charge. An initial monthly charge to reimburse LB for administrative expenses incurred in issuing the Contract. The Initial Monthly Charge will be deducted as part of the first 180 Monthly Deductions. A separate Initial Monthly Charge for Increases will also be calculated in a similar manner upon a requested increase in Face Amount or the issuance of a rider providing additional insurance benefits on the Insured's spouse.

Insured. The person upon whose life the Contract is issued.

LB Representative. A person who is licensed by state insurance officials to sell the Contracts and who is also a registered representative of Lutheran Brotherhood Securities Corp.

LBVIP. Lutheran Brotherhood Variable Insurance Products Company, which is an indirect subsidiary of Lutheran Brotherhood.

Loan Account. The funds transferred from the Subaccount(s) of the Variable Account to LB's General Account as security for Contract loans.

Loan Amount. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date. The Loan Amount should be distinguished from Contract Debt (see definition of "Debt" above), in that Contract Debt excludes any unearned prepaid loan interest.

Lutheran Brotherhood ("LB"). Lutheran Brotherhood, a fraternal benefit society organized under the laws of the State of Minnesota and owned by and operated for its members.


Minimum Conditional Insurance Premium. The premium required to put temporary conditional insurance coverage into effect.


Minimum Contract Issuance Premium. The minimum premium required for issuance of the Contract.

Minimum Face Amount. The minimum Face Amount for a Contract at issuance and after any requested decrease in Face Amount.

Monthly Anniversary. The same date in each succeeding month as the Date of Issue.

Monthly Deduction. Monthly charges deducted from the Accumulated Value of the Contract. These charges include the cost of insurance charge; a basic monthly administrative charge ($10.00 per month); the Initial Monthly Charge; and charges for additional insurance benefits. "Monthly Deduction" also includes any Decrease Charge being deducted for a requested decrease in Face Amount during the preceding Contract Month.

Net Premium. The premium paid less the Premium Expense Charges.

Planned Annual Premium. The initial Scheduled Premium under the Contract on an annualized basis as selected by the Contract Owner at the time of issue. The Planned Annual Premium will be shown in the Contract.

Portfolio. A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Premium Expense Charges. An amount deducted from each premium payment, which consists of a percent-of-premium charge of 5% of each premium payment (a 5% sales charge ) and a premium processing charge of $1.00 per premium payment ($.50 for automatic payment plans). LB reserves the right to increase the premium processing charge in the future to an amount not exceeding $2.00 per premium payment ($1.00 for automatic payment plans).

Scheduled Premium(s). The scheduled periodic premium payments selected by the Contract Owner. This premium payment can be changed by the Contract Owner at any time. Scheduled Premiums are relevant only in determining how much a Contract Owner will be billed periodically and determining the Minimum Contract Issuance Premium.

Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Unit. The measure by which the value of the Contract's interest in each Subaccount is determined.

Unit Value. The value of each Unit representing the Contract's interest in each Subaccount.

Valuation Date. Each day the New York Stock Exchange is open for trading and any other day on which there is sufficient trading in the securities of a Portfolio of the Fund to affect materially the Unit Value in the corresponding Subaccount of the Variable Account.

Valuation Period. The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.

Variable Account. LB Variable Insurance Account I, which is a separate account of LB. The Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request signed by the Contract Owner and received by LB at its Home Office.

                                  APPENDIX B

                        Illustration of Death Benefits,
                  Accumulated Values and Cash Surrender Values

The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Contract may change with the investment experience of the Variable Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Contract issued to an Insured of a given age would vary over time if the investment return on the assets held in each Portfolio of the Fund were a uniform, gross, after-tax annual rate of 0 percent, 6 percent and 12 percent. The tables on pages B-3 through B-8 illustrate a Contract issued to a male age 35 or, in the non-tobacco preferred premium class. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if the Insured were in a special premium class or if the Insured were a tobacco user because the cost of insurance would be increased. Also, the Death Benefits, Accumulated Values and Cash Surrender Values would be different from those shown if the gross annual investment returns averaged 0 percent, 6 percent and 12 percent over a period of years, but fluctuated above and below those averages for individual Contract Years.

The second column of the tables shows the Accumulated Value of the premiums paid at a 5% interest rate. The third and sixth columns illustrate the Death Benefit of a Contract over the designated period. The fourth and seventh columns illustrate the Accumulated Value of the Contract over the designated period. (The Accumulated Value is the total amount held under a Contract at any time.) The fifth and eighth columns illustrate the Cash Surrender Value of a Contract over the designated period. (The Cash Surrender Value is equal to the Accumulated Value less any Decrease Charge, Contract Debt (assumed to be 0 in these illustrations) and unpaid Monthly Deductions (also assumed to be 0 in these illustrations).) The sixth through the eighth columns assume that throughout the life of the Contract, the monthly charge for the cost of insurance is based on the current cost of insurance rates and the current Mortality and Expense Risk Charge. The third through the fifth columns assume that the Mortality and Expense Risk Charge and also that the monthly charge for the cost of insurance are based on the maximum level permitted under the Contract. These maximum allowable cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Table.

Because the Death Benefit values vary depending on the Death Benefit Option in effect, Option A and Option B are illustrated separately. (Option A provides for a Death Benefit equal to the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated Value and Option B provides for a Death Benefit equal to the greater of (a) the Face Amount and (b) the applicable percentage of Accumulated Value.)

Any amounts held in the Loan Account would not participate in the investment experience illustrated in these tables. Instead, such amounts will be credited with interest as described in the Prospectus in the section entitled, "CONTRACT RIGHTS-Loan Privileges".

The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect the fact that the net investment return of the Subaccounts of the Variable Account is lower than the gross, after-tax return on the assets held in the Fund as a result of the advisory fee paid by the Fund and charges made against the Subaccounts. The values shown take into account the following fees and charges: the daily investment advisory fee paid by the Fund, which is assumed to be equivalent to an annual rate of .46% of the aggregate average daily net assets of the Fund, based on the following fees:
Growth (0.40%); High Yield (0.40%); Income (0.40%); Money Market (0.40%); Opportunity Growth (0.40%); Mid Cap Growth (0.40%); and World Growth (0.85%); and the daily charge to each Subaccount for assuming mortality and expense risks, which is equivalent to a charge at an annual current rate of
 .60% of the average assets of the Subaccounts and which is guaranteed never to exceed an annual rate of .75%. After deduction of these amounts, the illustrated gross annual investment rates of return 0%, 6% and 12% correspond to (a) net annual rates of -1.23%, 4.77% and 10.77%, respectively, assuming an advisory fee of .46% and a Mortality and Expense Risk Charge of .75% and (b) net annual rates of -1.08%, 4.92% and 10.92%, respectively, assuming an advisory fee of .46% and a Mortality and Expense Risk Charge of .60%.


The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values do not reflect a deduction for operating expenses of the Fund, other than the investment advisory fee, because LB and LBVIP have agreed to reimburse the Fund for these operating expenses pursuant to a separate written agreement (the "Expense Reimbursement Agreement"). For the fiscal year of the Fund ended December 31, 1998, the Fund was reimbursed approximately $3,975,850 for such operating expenses. The Expense Reimbursement Agreement could be terminated at any time by the mutual agreement of the Fund, LB and LBVIP, but the Fund, LB and LBVIP currently contemplate that the Expense Reimbursement Agreement will continue so long as the Fund remains in existence. If the Expense Reimbursement Agreement were terminated, the Fund would be required to pay these operating expenses, which would reduce the net investment return on the shares of the Fund held by the Subaccounts of the Variable Account.


The hypothetical values shown in the tables do not reflect any charges for Federal income taxes attributable to the Variable Account because LB does not currently make any such charges. However, such charges may be made in the future and, in that event, the gross annual investment return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits and values illustrated. (See section entitled "FEDERAL TAX MATTERS" in the Prospectus.)

The tables illustrate the Contract values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Contract loans have been made. The tables are also based on the assumptions that the Contract Owner has not requested an increase or decrease in the Face Amount, that no partial surrenders have been made.

Upon request, LB will provide a comparable illustration based upon the proposed Insured's age, gender (except for Contracts issued in the state of Montana) and premium class, the Death Benefit Option, Face Amount, Scheduled Premium and any available riders requested. Montana has enacted legislation that requires that cost of insurance rates applicable to Contracts purchased in Montana cannot vary on the basis of the insured's gender.


See Appendix E for Illustrations of Death Benefits, Accumulated Values and Cash Surrender Values on VUL 1 contracts.


                                   LUTHERAN BROTHERHOOD
                          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
         Male Issue Age: 35; Preferred, $1,000.00 Annual Premium, $100,000 Face Amount
                           Option A-Varying Death Benefit Option
                Assumed Hypothetical Gross Annual Investment Rate of Return:  0%

     [1]        [2]         [3]        [4]          [5]           [6]        [7]          [8]
              Premiums     Assuming Guaranteed Costs (1)(2)      Assuming Current Costs (1)(2)
              Accumul.     ----------------      ----------------
     End of   at 5%                               Cash                                  Cash
     Cont.    Interest    Death     Accumulated   Surrender     Death     Accumulated   Surrender
     Year     Per Year    Benefit   Value         Value         Benefit   Value         Value
     ---   ----    ----   ------   -----     ----   ------   -----
       1      1,050       100,605       605           0 *       100,629       629           0 *
       2      2,152       101,192     1,192         244         101,251     1,251         303
       3      3,310       101,761     1,761         873         101,856     1,856         968
       4      4,525       102,313     2,313       1,485         102,453     2,453       1,625
       5      5,801       102,846     2,846       2,078         103,033     3,033       2,265
       6      7,142       103,362     3,362       2,671         103,606     3,606       2,915
       7      8,549       103,849     3,849       3,235         104,173     4,173       3,559
       8     10,026       104,318     4,318       3,780         104,723     4,723       4,185
       9     11,577       104,759     4,759       4,298         105,266     5,266       4,805
      10     13,206       105,172     5,172       4,788         105,792     5,792       5,408
      11     14,917       105,544     5,544       5,237         106,301     6,301       5,994
      12     16,712       105,877     5,877       5,647         106,780     6,780       6,550
      13     18,598       106,183     6,183       6,029         107,231     7,231       7,077
      14     20,578       106,450     6,450       6,373         107,653     7,653       7,576
      15     22,657       106,678     6,678       6,678         108,047     8,047       8,047
      16     24,840       106,928     6,928       6,928         108,472     8,472       8,472
      17     27,132       107,128     7,128       7,128         108,846     8,846       8,846
      18     29,539       107,266     7,266       7,266         109,168     9,168       9,168
      19     32,065       107,343     7,343       7,343         109,439     9,439       9,439
      20     34,719       107,349     7,349       7,349         109,671     9,671       9,671
      Age
      60     50,113       106,132     6,132       6,132         110,118    10,118      10,118
      65     69,760       101,852     1,852       1,852         108,933     8,933       8,933
      70     94,836       100,000         0           0 *       105,105     5,105       5,105
      75    126,839       100,000         0           0 *       100,000         0           0 *

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                                   LUTHERAN BROTHERHOOD
                         FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
         Male Issue Age: 35; Preferred, $1,000.00 Annual Premium, $100,000 Face Amount
                           Option B-Level Death Benefit Option
                Assumed Hypothetical Gross Annual Investment Rate of Return:  0%

     [1]        [2]         [3]        [4]          [5]           [6]        [7]          [8]
              Premiums    Assuming  Guaranteed Costs (1)(2)     Assuming Current Costs (1)(2)
              Accumul.    ----------------      -----------------
     End of   at 5%                               Cash                                  Cash
     Cont.    Interest    Death     Accumulated   Surrender     Death     Accumulated   Surrender
     Year     Per Year    Benefit   Value         Value         Benefit   Value         Value
     ---   ----    ----   ------   -----     ----   ------   -----
       1       1,050       100,000       606           0 *       100,000        630           0 *
       2       2,152       100,000     1,196         248         100,000      1,254         306
       3       3,310       100,000     1,768         880         100,000      1,861         973
       4       4,525       100,000     2,324       1,496         100,000      2,463       1,635
       5       5,801       100,000     2,864       2,096         100,000      3,047       2,279
       6       7,142       100,000     3,387       2,696         100,000      3,626       2,935
       7       8,549       100,000     3,883       3,269         100,000      4,200       3,586
       8      10,026       100,000     4,364       3,826         100,000      4,757       4,219
       9      11,577       100,000     4,819       4,358         100,000      5,310       4,849
      10      13,206       100,000     5,247       4,863         100,000      5,846       5,462
      11      14,917       100,000     5,638       5,331         100,000      6,367       6,060
      12      16,712       100,000     5,993       5,763         100,000      6,860       6,630
      13      18,598       100,000     6,324       6,170         100,000      7,328       7,174
      14      20,578       100,000     6,619       6,542         100,000      7,770       7,693
      15      22,657       100,000     6,879       6,879         100,000      8,187       8,187
      16      24,840       100,000     7,164       7,164         100,000      8,638       8,638
      17      27,132       100,000     7,404       7,404         100,000      9,043       9,043
      18      29,539       100,000     7,588       7,588         100,000      9,402       9,402
      19      32,065       100,000     7,716       7,716         100,000      9,716       9,716
      20      34,719       100,000     7,778       7,778         100,000      9,996       9,996
      Age
      60      50,113       100,000     6,927       6,927         100,000     10,763      10,763
      65      69,760       100,000     3,060       3,060         100,000     10,062      10,062
      70      94,836       100,000         0           0 *       100,000      6,848       6,848
      75     126,839       100,000         0           0 *       100,000         0           0 *

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                                   LUTHERAN BROTHERHOOD
                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
         Male Issue Age: 35; Preferred, $1,000.00 Annual Premium, $100,000 Face Amount
                           Option A-Varying Death Benefit Option
                Assumed Hypothetical Gross Annual Investment Rate of Return:  6%

     [1]       [2]          [3]        [4]          [5]           [6]        [7]          [8]
              Premiums    Assuming Guaranteed Costs (1)(2)      Assuming Current Costs (1)(2)
              Accumul.    ----------------      -----------------
     End of   at 5%                               Cash                                  Cash
     Cont.    Interest    Death     Accumulated   Surrender     Death     Accumulated   Surrender
     Year     Per Year    Benefit   Value         Value         Benefit   Value         Value
     ---   ----    ----   ------   -----     ----   ------   -----
       1       1,050     100,651        651           0 *       100,676        676           0 *
       2       2,152     101,323      1,323         375         101,385      1,385         437
       3       3,310     102,015      2,015       1,127         102,118      2,118       1,230
       4       4,525     102,730      2,730       1,902         102,886      2,886       2,058
       5       5,801     103,467      3,467       2,699         103,680      3,680       2,912
       6       7,142     104,229      4,229       3,538         104,514      4,514       3,823
       7       8,549     105,003      5,003       4,389         105,388      5,388       4,774
       8      10,026     105,804      5,804       5,266         106,294      6,294       5,756
       9      11,577     106,620      6,620       6,159         107,244      7,244       6,783
      10      13,206     107,451      7,451       7,067         108,229      8,229       7,845
      11      14,917     108,287      8,287       7,980         109,251      9,251       8,944
      12      16,712     109,127      9,127       8,897         110,298     10,298      10,068
      13      18,598     109,985      9,985       9,831         111,373     11,373      11,219
      14      20,578     110,848     10,848      10,771         112,476     12,476      12,399
      15      22,657     111,716     11,716      11,716         113,609     13,609      13,609
      16      24,840     112,653     12,653      12,653         114,835     14,835      14,835
      17      27,132     113,586     13,586      13,586         116,073     16,073      16,073
      18      29,539     114,505     14,505      14,505         117,323     17,323      17,323
      19      32,065     115,408     15,408      15,408         118,585     18,585      18,585
      20      34,719     116,281     16,281      16,281         119,874     19,874      19,874
      Age
      60      50,113     119,960     19,960      19,960         126,576     26,576      26,576
      65      69,760     121,055     21,055      21,055         133,263     33,263      33,263
      70      94,836     116,345     16,345      16,345         138,667     38,667      38,667
      75     126,839     100,241        241         241         140,135     40,135      40,135

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average 6% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                                   LUTHERAN BROTHERHOOD
                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
         Male Issue Age: 35; Preferred, $1,000.00 Annual Premium, $100,000 Face Amount
                           Option B-Level Death Benefit Option
               Assumed Hypothetical Gross Annual Investment Rate of Return:   6%

     [1]        [2]         [3]        [4]          [5]           [6]        [7]          [8]
              Premiums     Assuming Guaranteed Costs (1)(2)     Assuming Current Costs (1)(2)
              Accumul.     ----------------     -----------------
     End of   at 5%                               Cash                                  Cash
     Cont.    Interest    Death     Accumulated   Surrender     Death     Accumulated   Surrender
     Year     Per Year    Benefit   Value         Value         Benefit   Value         Value
     ---   ----    ----   ------   -----     ----   ------   -----
       1      1,050       100,000       652           0 *       100,000       677           0 *
       2      2,152       100,000     1,327         379         100,000     1,388         440
       3      3,310       100,000     2,023       1,135         100,000     2,124       1,236
       4      4,525       100,000     2,744       1,916         100,000     2,897       2,069
       5      5,801       100,000     3,489       2,721         100,000     3,698       2,930
       6      7,142       100,000     4,261       3,570         100,000     4,540       3,849
       7      8,549       100,000     5,050       4,436         100,000     5,424       4,810
       8     10,026       100,000     5,869       5,331         100,000     6,343       5,805
       9     11,577       100,000     6,707       6,246         100,000     7,308       6,847
      10     13,206       100,000     7,566       7,182         100,000     8,311       7,927
      11     14,917       100,000     8,436       8,129         100,000     9,355       9,048
      12     16,712       100,000     9,319       9,089         100,000    10,430      10,200
      13     18,598       100,000    10,228      10,074         100,000    11,540      11,386
      14     20,578       100,000    11,152      11,075         100,000    12,685      12,608
      15     22,657       100,000    12,093      12,093         100,000    13,869      13,869
      16     24,840       100,000    13,116      13,116         100,000    15,156      15,156
      17     27,132       100,000    14,152      14,152         100,000    16,469      16,469
      18     29,539       100,000    15,193      15,193         100,000    17,812      17,812
      19     32,065       100,000    16,241      16,241         100,000    19,187      19,187
      20     34,719       100,000    17,287      17,287         100,000    20,607      20,607
      Age
      60     50,113       100,000    22,380      22,380         100,000    28,390      28,390
      65     69,760       100,000    26,440      26,440         100,000    37,369      37,369
      70     94,836       100,000    27,454      27,454         100,000    47,544      47,544
      75    126,839       100,000    20,884      20,884         100,000    58,916      58,916

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average 6% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                                   LUTHERAN BROTHERHOOD
                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
         Male Issue Age: 35; Preferred, $1,000.00 Annual Premium, $100,000 Face Amount
                           Option A-Varying Death Benefit Option

               Assumed Hypothetical Gross Annual Investment Rate of Return:  12%
     [1]        [2]         [3]        [4]          [5]           [6]        [7]          [8]
              Premiums     Assuming Guaranteed Costs (1)(2)     Assuming Current Costs (1)(2)
              Accumul.     ----------------     -----------------
     End of   at 5%                               Cash                                  Cash
     Cont.    Interest    Death     Accumulated   Surrender     Death     Accumulated   Surrender
     Year     Per Year    Benefit   Value         Value         Benefit   Value         Value
     ---   ----    ----   ------   -----     ----   ------   -----
       1      1,050       100,697       697           0 *       100,723       723           0 *
       2      2,152       101,459     1,459         511         101,525     1,525         577
       3      3,310       102,291     2,291       1,403         102,403     2,403       1,515
       4      4,525       103,202     3,202       2,374         103,376     3,376       2,548
       5      5,801       104,200     4,200       3,432         104,443     4,443       3,675
       6      7,142       105,294     5,294       4,603         105,627     5,627       4,936
       7      8,549       106,483     6,483       5,869         106,941     6,941       6,327
       8     10,026       107,789     7,789       7,251         108,386     8,386       7,848
       9     11,577       109,212     9,212       8,751         109,989     9,989       9,528
      10     13,206       110,766    10,766      10,382         111,754    11,754      11,370
      11     14,917       112,453    12,453      12,146         113,700    13,700      13,393
      12     16,712       114,285    14,285      14,055         115,834    15,834      15,604
      13     18,598       116,293    16,293      16,139         118,176    18,176      18,022
      14     20,578       118,483    18,483      18,406         120,748    20,748      20,671
      15     22,657       120,875    20,875      20,875         123,577    23,577      23,577
      16     24,840       123,554    23,554      23,554         126,754    26,754      26,754
      17     27,132       126,475    26,475      26,475         130,228    30,228      30,228
      18     29,539       129,653    29,653      29,653         134,031    34,031      34,031
      19     32,065       133,115    33,115      33,115         138,200    38,200      38,200
      20     34,719       136,881    36,881      36,881         142,787    42,787      42,787
      Age
      60     50,113       161,334    61,334      61,334         173,597    73,597      73,597
      65     69,760       198,333    98,333      98,333         223,276   123,276     123,276
      70     94,836       253,534   153,534     153,534         303,223   203,223     203,223
      75    126,839       334,850   234,850     234,850         431,452   331,452     331,452

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average 12% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                                   LUTHERAN BROTHERHOOD
                         FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
         Male Issue Age: 35; Preferred, $1,000.00 Annual Premium, $100,000 Face Amount
                           Option B-Level Death Benefit Option
               Assumed Hypothetical Gross Annual Investment Rate of Return:  12%

     [1]        [2]         [3]        [4]          [5]           [6]        [7]          [8]
              Premiums     Assuming Guaranteed Costs (1)(2)     Assuming Current Costs (1)(2)
              Accumul.     ----------------     -----------------
     End of   at 5%                               Cash                                  Cash
     Cont.    Interest    Death     Accumulated   Surrender     Death     Accumulated   Surrender
     Year     Per Year    Benefit   Value         Value         Benefit   Value         Value
     ---   ----    ----   ------   -----     ----   ------   -----
       1      1,050       100,000       699           0 *       100,000       724          0 *
       2      2,152       100,000     1,463         515         100,000     1,528        580
       3      3,310       100,000     2,300       1,412         100,000     2,410      1,522
       4      4,525       100,000     3,219       2,391         100,000     3,389      2,561
       5      5,801       100,000     4,227       3,459         100,000     4,465      3,697
       6      7,142       100,000     5,336       4,645         100,000     5,661      4,970
       7      8,549       100,000     6,546       5,932         100,000     6,989      6,375
       8     10,026       100,000     7,879       7,341         100,000     8,454      7,916
       9     11,577       100,000     9,339       8,878         100,000    10,081      9,620
      10     13,206       100,000    10,940      10,556         100,000    11,878     11,494
      11     14,917       100,000    12,689      12,382         100,000    13,865     13,558
      12     16,712       100,000    14,602      14,372         100,000    16,051     15,821
      13     18,598       100,000    16,712      16,558         100,000    18,461     18,307
      14     20,578       100,000    19,031      18,954         100,000    21,122     21,045
      15     22,657       100,000    21,584      21,584         100,000    24,061     24,061
      16     24,840       100,000    24,465      24,465         100,000    27,376     27,376
      17     27,132       100,000    27,639      27,639         100,000    31,030     31,030
      18     29,539       100,000    31,136      31,136         100,000    35,064     35,064
      19     32,065       100,000    34,997      34,997         100,000    39,527     39,527
      20     34,719       100,000    39,262      39,262         100,000    44,478     44,478
      Age
      60     50,113       100,000    68,727      68,727         105,688    78,871     78,871
      65     69,760       144,835   118,717     118,717         166,738   136,670    136,670
      70     94,836       232,601   200,518     200,518         269,569   232,387    232,387
      75    126,839       358,453   335,003     335,003         418,739   391,345    391,345

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average 12% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.





                                  APPENDIX C
                        DEFERRED ADMINISTRATIVE CHARGES
                          PER $1,000 OF FACE AMOUNT


The following tables include the maximum Deferred Administrative Charge Per $1,000 of Face Amount that will apply under a Contract. The specific maximum charge applicable to a Contract at issuance can be determined from the attached tables based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, and, except for Insured's with an Attained Age under 18, the Insured's gender and whether the Insured is a tobacco user or not. For an Insured with an Attained Age under 18, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Tobacco User" or "Non-Tobacco User".

In general, the maximum Deferred Administrative Charge applicable to a Contract will be determined from Table 1. The lower maximum charges shown in Table 2 apply to a Contract with a Face Amount of $500,000 or more, but less than a 1,000,000. The lower maximum charges shown in Table 3 apply to a Contract with a Face Amount of $1,000,000 ore more. Subsequent requested increases in Face Amount result in a total Face Amount that equals or exceeds the next range of Face Amount will qualify for the lower maximum charges shown in Tables 2 or 3.

If the Face Amount is increased, an additional Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

The Deferred Administrative Charge does not apply to spouse riders.

As described in the Prospectus in the section entitled "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge", the sum of the Deferred Administrative Charge and the Contingent Deferred Sales Charge will equal the Decrease Charge.

                                                        TABLE 1
                                           FACE AMOUNTS LESS THAN $500,000

                                                  Maximum Deferred
                                    Administrative Charges Per $1,000 of Face Amount

                                          Standard
                                       (Attained Age
             Attained Age                 under 18)         Tobacco User          Non Tobacco User
             ------              -------        ------          --------

                                        Male    Female     Male    Female         Male     Female
                                        --    ---     --    ---         --     ---

                   0-4                  $7.20   $7.20
                   5-9                  $7.20   $7.20
                 10-14                  $7.20   $7.20
                 15-17                  $7.20   $7.20
                 18-24                                    $ 9.00    $ 5.40        $ 9.00   $ 5.40
                 25-29                                    $ 9.00    $ 5.40        $ 9.00   $ 5.40
                 30-34                                    $10.80    $ 7.20        $10.80   $ 5.40
                 35-39                                    $12.60    $ 9.00        $10.80   $ 5.40
                 40-44                                    $14.40    $10.80        $12.60   $ 7.20
                 45-49                                    $16.20    $12.60        $12.60   $ 7.20
                 50-54                                    $18.00    $14.40        $14.40   $ 9.00
                 55-59                                    $18.00    $14.40        $14.40   $10.80
                 60-64                                    $18.00    $14.40        $14.40   $10.80
                 65-69                                    $18.00    $14.40        $14.40   $10.80
                 70-74                                    $18.00    $14.40        $14.40   $10.80
                 75-79                                    $18.00    $14.40        $14.40   $10.80
                 80-85                                    $18.00    $14.40        $14.40   $10.80

                                                        TABLE 2
                           FACE AMOUNTS OF $500,000 OR MORE, BUT LESS THAN $1,000,000

                                                    Maximum Deferred
                                  Administrative Charges Per $1,000 of Face Amount


                                          Standard
                                       (Attained Age
             Attained Age                 under 18)         Tobacco User          Non Tobacco User
             ------              -------        ------          --------

                                        Male    Female     Male    Female         Male     Female
                                        --    ---     --    ---         --     ---

                   0-4                  $1.80   $1.80
                   5-9                  $1.80   $1.80
                 10-14                  $1.80   $1.80
                 15-17                  $1.80   $1.80
                 18-24                                    $ 3.60   $3.60          $ $1.80   $1.80
                 25-29                                    $ 3.60   $3.60          $ $1.80   $1.80
                 30-34                                    $ 5.40   $5.40          $ $3.60   $1.80
                 35-39                                    $ 7.20   $5.40          $ $3.60   $1.80
                 40-44                                    $ 9.00   $7.20          $ $5.40   $3.60
                 45-49                                    $10.80   $7.20          $ $7.20   $3.60
                 50-54                                    $12.60   $9.00          $10.80    $5.40
                 55-59                                    $14.40   $9.00          $12.60    $5.40
                 60-64                                    $16.20   $9.00          $14.40    $5.40
                 65-69                                    $16.20   $9.00          $14.40    $5.40
                 70-74                                    $16.20   $9.00          $14.40    $5.40
                 75-79                                    $16.20   $9.00          $14.40    $5.40
                 80-85                                    $16.20   $9.00          $14.40    $5.40

                                              TABLE 3
                                FACE AMOUNTS OF $1,000,000 OR MORE

                                         Maximum Deferred
                         Administrative Charges Per $1,000 of Face Amount

                       Standard
                    (Attained Age
                      under 18)              Tobacco User          Non Tobacco User
   Attained Age    Male     Female         Male     Female         Male       Female
   ------     --     ---         --     ---         --       ---

        0-4         $1.80     $1.80
        5-9         $1.80     $1.80
       10-14        $1.80     $1.80
       15-17        $1.80     $1.80
       18-24                              $1.80     $1.80          $1.80       $1.80
       25-29                              $1.80     $1.80          $1.80       $1.80
       30-34                              $3.60     $3.60          $1.80       $1.80
       35-39                              $3.60     $3.60          $1.80       $1.80
       40-44                              $5.40     $3.60          $3.60       $1.80
       45-49                              $7.20     $3.60          $3.60       $1.80
       50-54                              $9.00     $5.40          $5.40       $1.80
       55-59                              $9.00     $5.40          $5.40       $1.80
       60-64                              $9.00     $5.40          $5.40       $1.80
       65-69                              $9.00     $5.40          $5.40       $1.80
       70-74                              $9.00     $5.40          $5.40       $1.80
       75-79                              $9.00     $5.40          $5.40       $1.80
       80-85                              $9.00     $5.40          $5.40       $1.80


                                 APPENDIX D

                   Initial Monthly Administrative Charges
                         Per $1,000 of Face Amount

The following tables include the Initial Monthly Administrative Charge for $1,000 of Face Amount that will apply under a Contract. The specific charge applicable to a Contract at issuance can be determined from the attached tables based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, and, except for Insureds with an Attained Age under 18, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Smoker" or "Nonsmoker".

In general, the Initial Monthly Administrative Charge applicable to a Contract will be determined from Table 1. The lower maximum charges shown in Table 2 apply to a Contract with a Face Amount of $500,000 or more, but less than a 1,000,000. The lower maximum charges shown in Table 3 apply to a Contract with a Face Amount of $1,000,000 ore more.

If the Face Amount is increased, an additional Initial Monthly Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

If a spouse rider providing life insurance benefits on the Insured's spouse is included in the original Contract or added subsequently, an additional Initial Monthly Charge will be calculated for the spouse rider in an amount determined in the same manner as for the initial Face Amount, except that the spouse's Attained Age and tobacco user or non-tobacco user status on the effective date of the rider will be used.


                                                          TABLE 1
                                               FACE AMOUNTS LESS THAN $500,000

                                           Initial Monthly Administrative Charges
                                                   Per $1,000 of Face Amount


                                          Standard
                                       (Attained Age
             Attained Age                 under 18)         Tobacco User          Non Tobacco User
             ------              -------        ------          --------

                                        Male    Female     Male    Female         Male     Female
                                        --    ---     --    ---         --     ---


                   0-4                  $0.04   $0.04
                   5-9                  $0.04   $0.04
                 10-14                  $0.04   $0.04
                 15-17                  $0.04   $0.04
                 18-24                                    $0.05     $0.05         $0.03    $0.03
                 25-29                                    $0.05     $0.05         $0.03    $0.03
                 30-34                                    $0.06     $0.06         $0.04    $0.03
                 35-39                                    $0.07     $0.06         $0.05    $0.03
                 40-44                                    $0.08     $0.07         $0.06    $0.04
                 45-49                                    $0.09     $0.07         $0.07    $0.04
                 50-54                                    $0.10     $0.08         $0.08    $0.05
                 55-59                                    $0.10     $0.08         $0.08    $0.06
                 60-64                                    $0.10     $0.08         $0.08    $0.06
                 65-69                                    $0.10     $0.08         $0.08    $0.06
                 70-74                                    $0.10     $0.08         $0.08    $0.06
                 75-79                                    $0.10     $0.08         $0.08    $0.06
                 80-86                                    $0.10     $0.08         $0.08    $0.06

                                                 TABLE 2
                         FACE AMOUNTS $500,000 OR MORE, BUT LESS THAN $1,000,000

                               Initial Monthly Administrative Charges
                                       Per $1,000 of Face Amount

                                          Standard
                                       (Attained Age
             Attained Age                 under 18)         Tobacco User          Non Tobacco User
             ------              -------        ------          --------

                                        Male    Female     Male    Female         Male     Female
                                        --    ---     --    ---         --     ---


                   0-4                  $0.01   $0.01
                   5-9                  $0.01   $0.01
                 10-14                  $0.01   $0.01
                 15-17                  $0.01   $0.01
                 18-24                                    $0.02    $0.02         $0.01    $0.01
                 25-29                                    $0.02    $0.02         $0.01    $0.01
                 30-34                                    $0.03    $0.03         $0.02    $0.01
                 35-39                                    $0.04    $0.03         $0.02    $0.01
                 40-44                                    $0.05    $0.04         $0.03    $0.02
                 45-49                                    $0.06    $0.04         $0.04    $0.02
                 50-54                                    $0.07    $0.05         $0.06    $0.03
                 55-59                                    $0.08    $0.05         $0.07    $0.03
                 60-64                                    $0.09    $0.05         $0.08    $0.03
                 65-69                                    $0.09    $0.05         $0.08    $0.03
                 70-74                                    $0.09    $0.05         $0.08    $0.03
                 75-79                                    $0.09    $0.05         $0.08    $0.03
                 80-85                                    $0.09    $0.05         $0.08    $0.03

                                               TABLE 3

                                  FACE AMOUNTS OF $1,000,000 OR MORE

                                         Initial Monthly Charges
                                     Per $1,000 of Face Amount

                       Standard
                    (Attained Age
                      under 18)              Tobacco User          Non Tobacco User
   Attained Age    Male     Female         Male     Female         Male       Female
   ------     --     ---         --     ---         --       ---
        0-4        $0.01     $0.01
        5-9        $0.01     $0.01
       10-14       $0.01     $0.01
       15-17       $0.01     $0.01
       18-24                              $0.01     $0.01          $0.01       $0.01
       25-29                              $0.01     $0.01          $0.01       $0.01
       30-34                              $0.02     $0.02          $0.01       $0.01
       35-39                              $0.02     $0.02          $0.01       $0.01
       40-44                              $0.03     $0.02          $0.02       $0.01
       45-49                              $0.04     $0.02          $0.02       $0.01
       50-54                              $0.05     $0.03          $0.03       $0.01
       55-59                              $0.05     $0.03          $0.03       $0.01
       60-64                              $0.05     $0.03          $0.03       $0.01
       65-69                              $0.05     $0.03          $0.03       $0.01
       70-74                              $0.05     $0.03          $0.03       $0.01
       75-79                              $0.05     $0.03          $0.03       $0.01
       80-85                              $0.05     $0.03          $0.03       $0.01

                                  APPENDIX E

PRIOR CONTRACTS

Prior to May 1, 1997, LB issued another class of flexible premium variable life insurance contract ("prior contract" or "VUL 1" contracts), which will no longer be issued as various states approve the Contract. However, premium payments may still be made under the VUL 1 contracts.

The principal differences between the Contracts and the VUL 1 contracts relate to the charges made by LB, issue ages and maturity date, different ranges of Face Amounts, and the length of the Death Benefit Guarantee period.

Charges and Deductions

Generally speaking, the Decrease Charge under VUL 1 contracts is assessed for 10 years (120 months) as opposed to the Decrease Charge under the Contract, which is generally assessed for 15 years (180 months). In addition, the basic monthly administration charge for VUL 1 contracts is $4.00, as opposed to $10.00 for the Contract. The VUL 1 contracts also use different premium classes and may have different cost of insurance charges. The prospectus descriptions of the Decrease Charge, Monthly Administration Charges, Cost of Insurance Rate and Premium Class are modified by the following discussion applicable to the VUL 1 contracts.

Decrease Charge

Decrease Charge. A deferred charge (the "Decrease Charge") will be deducted upon VUL 1 contract lapse or surrender, or in part upon a requested decrease in Face Amount, if these events occur before 120 Monthly Deductions have been made (that is, approximately ten years) following Contract issuance or a requested increase in Face Amount. The Decrease Charge consists of a contingent deferred sales charge (the "Contingent Deferred Sales Charge") and a deferred administrative charge (the "Deferred Administrative Charge"). The term "Decrease Charge" is used to describe this charge because, during the applicable 10-year period, the charge is imposed in connection with a decrease in the Face Amount, either as the result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero).

For information concerning the Contingent Deferred Sales Charge, except for the figures based on a 15, as opposed to 10, year assessment period, see the discussion under the caption "Decrease Charge", commencing on page 32 of the Prospectus.

Deferred Administrative Charge. At the time of contract issuance for a VUL 1 contract, LB will compute a Deferred Administrative Charge. In general, this charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, and whether the Insured is a smoker or nonsmoker. For Insureds with an Attained Age under 20, the Deferred Administrative Charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount and the Insured's Age at the time of VUL 1 contract issuance. The maximum Deferred Administrative Charge per $1,000 of Face Amount will be determined from Appendix E-2. As shown in Appendix E-2, the Deferred Administrative Charge per $1,000 of Face Amount will be less for VUL 1 contracts having a Face Amount at issuance that equals or exceeds $250,000.

The maximum Deferred Administrative Charge, as determined at the time of the VUL 1 contract issuance, will be reduced as Monthly Deductions are made. Beginning on the Date of Issue, and continuing on each Monthly Anniversary until 120 Monthly Deductions have been made, this Deferred Administrative Charge will be reduced in level amounts equal to approximately .83% of the maximum Deferred Administrative Charge (or a 10% reduction of the maximum Deferred Administrative Charge on an annual basis). In this way, the Deferred Administrative Charge will be reduced to zero as of the Monthly Anniversary when the 120th Monthly Deduction is made.

If the Face Amount is increased, a separate Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, (except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase). The part of the Deferred Administrative Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Deferred Administrative Charge. The maximum Deferred Administrative Charge for an increase will be determined on the effective date of the increase and will then be reduced in level amounts equal to .83% of the maximum Deferred Administrative Charge (or a 10% reduction of the maximum Deferred Administrative Charge on an annual basis) as Monthly Deductions are taken on the effective date of the increase and as of each succeeding Monthly Anniversary until 120 Monthly Deductions have been made after the effective date of the increase, when the Deferred Administrative Charge on the increase will be reduced to zero.

For information concerning the method of deducting the Decrease Charge, see the discussion under the caption "Method of Deduction and Effect of Decrease Charge", commencing on page 35 of the Prospectus.

Monthly Deduction

Basic Monthly Administrative Charge. A basic monthly administrative charge of $4.00 will be deducted from Accumulated Value on the Contract Date and each Monthly Anniversary as part of the Monthly Deduction.

Initial Monthly Administrative Charge. The Initial Monthly Administrative Charge will be deducted from Accumulated Value as part of the first 120 Monthly Deductions following Contract issuance, commencing with the Monthly Deduction(s) collected on the Contract Date. This monthly charge will equal an amount per $1,000 of Face Amount based upon the Insured's Attained Age at Contract issuance and, except for Insureds with an Attained Age at Contract issuance under 20, upon whether the Insured is a smoker or a nonsmoker. The Initial Monthly Administrative Charge per $1,000 of Face Amount will be determined from Appendix E-3. As shown in Appendix E-3, the Initial Monthly Administrative Charge will be less for Contracts having a Face Amount at issuance that equals or exceeds $250,000.

If the Face Amount is increased, a separate Initial Monthly Administrative Charge will be deducted from Accumulated Value as part of the first 120 Monthly Deductions after the increase beginning with the Monthly Anniversary on which the increase becomes effective. This separate Initial Monthly Administrative Charge will be determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase.

See the discussion under "Accumulated Value Charges - Decrease Charge - Amount of Deferred Administrative Charge" in the Prospectus for application of the Deferred Administrative Charge to spouse riders.

The issuance expenses covered by the Initial Monthly Administrative Charge are the same expenses covered by the Deferred Administrative Charge included in the Decrease Charge. LB will not, however, be reimbursed twice for these expenses. If a Contract lapses or is totally surrendered during the 10-year period when the Initial Monthly Administrative Charge applies, or if a requested decrease in Face Amount occurs during the 10-year period when the Initial Monthly Administrative Charge generally applies, the Initial Monthly Administrative Charge will, in effect, generally be "accelerated" and collected in the form of the Deferred Administrative Charge included in the Decrease Charge.

Because the Deferred Administrative Charge included in the Decrease Charge is in effect an "acceleration" of the Initial Monthly Administrative Charge, the imposition of the Deferred Administrative Charge will generally eliminate or reduce the Initial Monthly Administrative Charge. If the Contract lapses or is totally surrendered during the 10-year period when the Initial Monthly Administrative Charge applies so that the Decrease Charge is imposed, the Initial Monthly Administrative Charge will not be collected. If the Face Amount is decreased at the Contract Owner's request during this 10-year period so that the Decrease Charge (including the Deferred Administrative Charge) is imposed in part, the Initial Monthly Administrative Charge will be reduced because of the Deferred Administrative Charge imposed (being applied to reduce proportionately or eliminate the Initial Monthly Administrative Charge attributable to that portion of the Face Amount covered by the Decrease Charge).

If a Contract lapses and is then reinstated, the Initial Monthly
Administrative Charge will be reinstated until a total of 120 Monthly Deductions have been taken. See "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement".

Cost of Insurance Rate

Under VUL 1 contracts, cost of insurance rates are be based on the initial Face Amount and the gender, Attained Age and premium class of the Insured. The actual monthly cost of insurance rates will be based on LB's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the VUL 1 contract. These guaranteed rates are based on the Insured's Attained Age and the 1980 Commissioners Standard Ordinary Mortality Table. Any change in the cost of insurance rates will generally apply to all persons of the same Attained Age, gender and premium class. In general, the actual cost of insurance rate will be lower for VUL 1 contracts having a Face Amount at issuance or after a requested increase that equals or exceeds $250,000.

Premium Class

Under VUL 1 contracts, LB places Insureds into standard premium classes and into substandard premium classes, which involve a higher mortality risk. In an otherwise identical VUL 1 contract, an Insured in the standard premium class will have a lower cost of insurance than an Insured in a premium class with higher mortality risks. The premium classes are also divided into two categories: smokers and nonsmokers. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers. Any Insured with an Attained Age at issuance under 20 will not be classified initially as a smoker or nonsmoker and then will be classified as a smoker at Attained Age 20 unless the Insured provides satisfactory evidence that the Insured is a nonsmoker. (LB will provide notice to the Contract Owner of the opportunity for the Insured to be classified as a nonsmoker when the Insured reaches Attained Age 20.)

Maturity Date

As long as VUL 1 contracts remain in force, VUL 1 contracts provide life insurance coverage on the named Insured up to the Insured's Attained Age 96. The Maturity Date under VUL 1 contracts is the Contract Anniversary on or next following the Insured's 96th birthday. If the Insured is living on the Maturity Date of the VUL 1 contract, LB will pay the Accumulated Value for the VUL 1 contract on the Maturity Date, reduced by any Contract Debt and any unpaid Monthly Deductions and the VUL 1 contract will be terminated.
The Maturity Date is shown in the VUL 1 contract.

Issue Age and Minimum Face Amounts

VUL 1 contracts will be issued only on Insureds who have an Attained Age of 80 or less and who provide satisfactory evidence of insurability. The Minimum Face Amount of a VUL 1 contract is $50,000 for Insureds with an Attained Age of 20 through 50, and $25,000 for all other Insureds. The Minimum Face Amount for a requested increase is $10,000 and a VUL 1 contract owner may not increase the Face Amount after the Insured's Attained Age 80.

Ranges of Face Amounts

VUL 1 contracts have two ranges of Face Amounts: Face Amounts of less that $250,000; and Face Amounts of $250,000 or more.

Death Benefit Guarantee Duration

For VUL 1 contracts, if sufficient premium payments have been made, the Death Benefit Guarantee will apply until the latter of the Insured's Attained Age 71 and the Attained Age of the Insured at the end of a period ranging from 6 to 31 years after the Date of Issue.

Other Provisions

Under VUL 1 contracts, a loan request must be made in a minimum amount of $100.

Sales and Other Agreements

For VUL 1 contracts with an initial Face Amount greater than or equal to $1,000,000, during the first Contract Year after issue or following an increase in Face Amount, the commissions will be not more than 40% of the applicable Death Benefit Guarantee Premium.

                                 APPENDIX E-1

                        Illustration of Death Benefits,
                  Accumulated Values and Cash Surrender Values
                             For VUL 1 Contracts

The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a VUL 1 contract may change with the investment experience of the Variable Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a VUL 1 contract issued to an Insured of a given age (who pays a Scheduled Premium of $1,000 ) would vary over time if the investment return on the assets held in each Portfolio of the Fund were a uniform, gross, after-tax annual rate of 0 percent, 6 percent and 12 percent. The tables on pages E-1(a) through E-1(h) illustrate a VUL 1 contract issued to a male age 35 in the nonsmoker premium class. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if the Insured were in a special premium class or if the Insured were a smoker because the cost of insurance would be increased. Also, the Death Benefits, Accumulated Values and Cash Surrender Values would be different from those shown if the gross annual investment returns averaged 0 percent, 6 percent and 12 percent over a period of years, but fluctuated above and below those averages for individual Contract Years.

The second column of the tables shows the Accumulated Value of the premiums paid at a 5% interest rate. The third and sixth columns illustrate the Death Benefit of a VUL 1 contract over the designated period. The fourth and seventh columns illustrate the Accumulated Value of the VUL 1 contract over the designated period. (The Accumulated Value is the total amount held under a VUL 1 contract at any time.) The fifth and eighth columns illustrate the Cash Surrender Value of a VUL 1 contract over the designated period. (The Cash Surrender Value is equal to the Accumulated Value less any Decrease Charge, Contract Debt (assumed to be 0 in these illustrations) and unpaid Monthly Deductions (also assumed to be 0 in these illustrations).) The sixth through the eighth columns assume that throughout the life of the VUL 1 contract, the monthly charge for the cost of insurance is based on the current cost of insurance rates and the current Mortality and Expense Risk Charge. The third through the fifth columns assume that the Mortality and Expense Risk Charge and also that the monthly charge for the cost of insurance are based on the maximum level permitted under the VUL 1 contract. These maximum allowable cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Table.

Because the Death Benefit values vary depending on the Death Benefit Option in effect, Option A and Option B are illustrated separately. (Option A provides for a Death Benefit equal to the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated Value and Option B provides for a Death Benefit equal to the greater of (a) the Face Amount and (b) the applicable percentage of Accumulated Value.)

Any amounts held in the Loan Account would not participate in the investment experience illustrated in these tables. Instead, such amounts will be credited with interest as described in the Prospectus in the section entitled, "CONTRACT RIGHTS-Loan Privileges".

The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values for the VUL 1 contract reflect the fact that the net investment return of the Subaccounts of the Variable Account is lower than the gross, after-tax return on the assets held in the Fund as a result of the advisory fee paid by the Fund and charges made against the Subaccounts. The values shown take into account the following fees and charges: the daily investment advisory fee paid by the Fund, which is assumed to be equivalent to an annual rate of .48% of the aggregate average daily net assets of the Fund, based on the following fees: Growth (0.40%); High Yield (0.40%); Income (0.40%); Money Market (0.40%); Opportunity Growth (0.40%); Mid Cap Growth (0.40%); and World Growth (0.85%); and the daily charge to each Subaccount for assuming mortality and expense risks, which is equivalent to a charge at an annual current rate of .60% of the average assets of the Subaccounts and which is guaranteed never to exceed an annual rate of .75%. After deduction of these amounts, the illustrated gross annual investment rates of return 0%, 6% and 12% correspond to (a) net annual rates of -1.23%, 4.77% and 10.77%, respectively, assuming an advisory fee of .46% and a Mortality and Expense Risk Charge of .75% and (b) net annual rates of -1.08%, 4.92% and 10.92%, respectively, assuming an advisory fee of .46% and a Mortality and Expense Risk Charge of .60%.


The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values do not reflect a deduction for operating expenses of the Fund, other than the investment advisory fee, because LB and LBVIP have agreed to reimburse the Fund for these operating expenses pursuant to a separate written agreement (the "Expense Reimbursement Agreement"). For the fiscal year of the Fund ended December 31, 1998, the Fund was reimbursed approximately $3,975,850 for such operating expenses. The Expense Reimbursement Agreement could be terminated at any time by the mutual agreement of the Fund, LB and LBVIP, but the Fund, LB and LBVIP currently contemplate that the Expense Reimbursement Agreement will continue so long as the Fund remains in existence. If the Expense Reimbursement Agreement were terminated, the Fund would be required to pay these operating expenses, which would reduce the net investment return on the shares of the Fund held by the Subaccounts of the Variable Account.


The hypothetical values shown in the tables do not reflect any charges for Federal income taxes attributable to the Variable Account because LB does not currently make any such charges. However, such charges may be made in the future and, in that event, the gross annual investment return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits and values illustrated. (See section entitled "FEDERAL TAX MATTERS" in the Prospectus.)

The tables illustrate the VUL 1 contract values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Contract loans have been made. The tables are also based on the assumptions that the Contract Owner has not requested an increase or decrease in the Face Amount, that no partial surrenders have been made and that no transfers above two have been made in any Contract Year.

Upon request, LB will provide a comparable illustration based upon the proposed Insured's age, gender (except for Contracts issued in the state of Montana) and premium class, the Death Benefit Option, Face Amount, Scheduled Premium and any available riders requested. Montana has enacted legislation that requires that cost of insurance rates applicable to Contracts purchased in Montana cannot vary on the basis of the insured's gender.

                                    LUTHERAN BROTHERHOOD
                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO AGE 96
         Male Issue Age: 35; Nonsmoker, $1,000.00 Annual Premium, $100,000 Face Amount
                           Option A-Varying Death Benefit Option
                Assumed Hypothetical Gross Annual Investment Rate of Return:  0%

     [1]        [2]         [3]        [4]          [5]           [6]        [7]          [8]
              Premiums     Assuming Guaranteed Costs (1)(2)      Assuming Current Costs (1)(2)
              Accumul.     ----------------      ----------------
     End of   at 5%                               Cash                                  Cash
     Cont.    Interest    Death     Accumulated   Surrender     Death     Accumulated   Surrender
     Year     Per Year    Benefit   Value         Value         Benefit   Value         Value
     ---   ----    ----   ------   -----     ----   ------   -----
       1      1,050       100,675       675          63         100,712       712         100
       2      2,152       101,331     1,331         767         101,406     1,406         842
       3      3.310       101,967     1,967       1,451         102,080     2,080       1,564
       4      4,525       102,584     2,584       2,116         102,735     2,735       2,267
       5      5,801       103,181     3,181       2,761         103,371     3,371       2,951
       6      7,142       103,759     3,759       3,423         103,989     3,989       3,653
       7      8,549       104,307     4,307       4,055         104,588     4,588       4,336
       8     10,026       104,835     4,835       4,667         105,169     5,169       5,001
       9     11,577       105,334     5,334       5,250         105,732     5,732       5,648
      10     13,206       105,803     5,803       5,803         106,277     6,277       6,277
      11     14,917       106,290     6,290       6,290         106,841     6,841       6,841
      12     16,712       106,736     6,736       6,736         107,374     7,374       7,374
      13     18,598       107,153     7,153       7,153         107,878     7,878       7,878
      14     20,578       107,529     7,529       7,529         108,353     8,353       8,353
      15     22,657       107,864     7,864       7,864         108,788     8,788       8,788
      16     24,840       108,161     8,161       8,161         109,182     9,182       9,182
      17     27,132       108,406     8,406       8,406         109,537     9,537       9,537
      18     29,539       108,589     8,589       8,589         109,852     9,852       9,852
      19     32,065       108,710     8,710       8,710         110,104    10,104      10,104
      20     34,719       108,759     8,759       8,759         110,294    10,294      10,294
      Age
      60     50,113       107,753     7,753       7,753         110,126    10,126      10,126
      65     69,760       103,693     3,693       3,693         107,766     7,766       7,766
      70     94,836       100,000         0           0 *       102,146     2,146       2,146
      75    126,839       100,000         0           0 *       100,000         0           0

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the VUL 1 contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the VUL 1 contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this VUL 1 contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit Accumulated Value and Cash Surrender Value for a VUL 1 contract would be different from those shown above if the actual investment results applicable to the VUL 1 contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                                   LUTHERAN BROTHERHOOD
                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO AGE 96
         Male Issue Age: 35; Nonsmoker, $1,000.00 Annual Premium, $100,000 Face Amount
                           Option B-Level Death Benefit Option
                Assumed Hypothetical Gross Annual Investment Rate of Return:  0%

     [1]        [2]         [3]        [4]          [5]           [6]        [7]          [8]
              Premiums    Assuming  Guaranteed Costs (1)(2)     Assuming Current Costs (1)(2)
              Accumul.    ----------------      -----------------
     End of   at 5%                               Cash                                  Cash
     Cont.    Interest    Death     Accumulated   Surrender     Death     Accumulated   Surrender
     Year     Per Year    Benefit   Value         Value         Benefit   Value         Value
     ---   ----    ----   ------   -----     ----   ------   -----
       1       1,050       100,000       677          65         100,000        713         101
       2       2,152       100,000     1,335         771         100,000      1,409         845
       3       3,310       100,000     1,975       1,459         100,000      2,086       1,570
       4       4,525       100,000     2,597       2,129         100,000      2,746       2,278
       5       5,801       100,000     3,202       2,782         100,000      3,389       2,969
       6       7,142       100,000     3,788       3,452         100,000      4,014       3,678
       7       8,549       100,000     4,347       4,095         100,000      4,623       4,371
       8      10,026       100,000     4,889       4,721         100,000      5,215       5,047
       9      11,577       100,000     5,403       5,319         100,000      5,791       5,707
      10      13,206       100,000     5,890       5,890         100,000      6,351       6,351
      11      14,917       100,000     6,398       6,398         100,000      6,932       6,932
      12      16,712       100,000     6,869       6,869         100,000      7,487       7,487
      13      18,598       100,000     7,314       7,314         100,000      8,015       8,015
      14      20,578       100,000     7,722       7,722         100,000      8,518       8,518
      15      22,657       100,000     8,094       8,094         100,000      8,985       8,985
      16      24,840       100,000     8,431       8,431         100,000      9,416       9,416
      17      27,132       100,000     8,723       8,723         100,000      9,813       9,813
      18      29,539       100,000     8,958       8,958         100,000     10,174      10,174
      19      32,065       100,000     9,139       9,139         100,000     10,481      10,481
      20      34,719       100,000     9,253       9,253         100,000     10,733      10,733
      Age
      60      50,113       100,000     8,685       8,685         100,000     11,003      11,003
      65      69,760       100,000     5,176       5,176         100,000      9,266       9,266
      70      94,836       100,000         0           0 *       100,000      4,286       4,286
      75     126,839       100,000         0           0 *       100,000          0           0 *

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the VUL 1 contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the VUL 1 contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this VUL 1 contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a VUL 1 contract would be different from those shown above if the actual investment results applicable to the VUL 1 contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                                   LUTHERAN BROTHERHOOD
                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO AGE 96
         Male Issue Age: 35; Nonsmoker, $1,000.00 Annual Premium, $100,000 Face Amount
                           Option A-Varying Death Benefit Option
                Assumed Hypothetical Gross Annual Investment Rate of Return:  6%

     [1]       [2]          [3]        [4]          [5]           [6]        [7]          [8]
              Premiums    Assuming Guaranteed Costs (1)(2)      Assuming Current Costs (1)(2)
              Accumul.    ----------------      -----------------
     End of   at 5%                               Cash                                  Cash
     Cont.    Interest    Death     Accumulated   Surrender     Death     Accumulated   Surrender
     Year     Per Year    Benefit   Value         Value         Benefit   Value         Value
     ---   ----    ----   ------   -----     ----   ------   -----

       1       1,050     100,724        724         112         100,762        762         150
       2       2,152     101,471      1,471         907         101,550      1,550         986
       3       3,310     102,241      2,241       1,725         102,364      2,364       1,848
       4       4,525     103,036      3,036       2,568         103,206      3,206       2,738
       5       5,801     103,857      3,857       3,437         104,078      4,078       3,658
       6       7,142     104,705      4,705       4,369         104,981      4,981       4,645
       7       8,549     105,569      5,569       5,317         105,916      5,916       5,664
       8      10,026     106,462      6,462       6,294         106,884      6,884       6,716
       9      11,577     107,373      7,373       7,289         107,889      7,889       7,805
      10      13,206     108,304      8,304       8,304         108,931      8,931       8,931
      11      14,917     109,303      9,303       9,303         110,049     10,049      10,049
      12      16,712     110,314     10,314      10,314         111,197     11,197      11,197
      13      18,598     111,349     11,349      11,349         112,378     12,378      12,378
      14      20,578     112,397     12,397      12,397         113,593     13,593      13,593
      15      22,657     113,458     13,458      13,458         114,831     14,831      14,831
      16      24,840     114,534     14,534      14,534         116,094     16,094      16,094
      17      27,132     115,612     15,612      15,612         117,382     17,382      17,382
      18      29,539     116,680     16,680      16,680         118,697     18,697      18,697
      19      32,065     117,738     17,738      17,738         120,015     20,015      20,015
      20      34,719     118,773     18,773      18,773         121,338     21,338      21,338
      Age
      60      50,113     123,366     23,366      23,366         127,782     27,782      27,782
      65      69,760     125,596     25,596      25,596         133,444     33,444      33,444
      70      94,836     122,333     22,333      22,333         136,767     36,767      36,767
      75     126,839     108,139      8,139       8,139         134,556     34,556      34,556

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the VUL 1 contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the VUL 1 contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this VUL 1 contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a VUL 1 contract would be different from those shown above if the actual investment results applicable to the VUL 1 contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                                   LUTHERAN BROTHERHOOD
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO AGE 96
        Male Issue Age: 35; Nonsmoker, $1,000.00 Annual Premium, $100,000 Face Amount
                           Option B-Level Death Benefit Option
               Assumed Hypothetical Gross Annual Investment Rate of Return:   6%

     [1]        [2]         [3]        [4]          [5]           [6]        [7]          [8]
              Premiums     Assuming Guaranteed Costs (1)(2)     Assuming Current Costs (1)(2)
              Accumul.     ----------------     -----------------
     End of   at 5%                               Cash                                  Cash
     Cont.    Interest    Death     Accumulated   Surrender     Death     Accumulated   Surrender
     Year     Per Year    Benefit   Value         Value         Benefit   Value         Value
     ---   ----    ----   ------   -----     ----   ------   -----

       1       1,050       100,000       725         113         100,000        763         151
       2       2,152       100,000     1,475         911         100,000      1,553         989
       3       3,310       100,000     2,250       1,734         100,000      2,372       1,856
       4       4,525       100,000     3,052       2,584         100,000      3,220       2,752
       5       5,801       100,000     3,882       3,462         100,000      4,100       3,680
       6       7,142       100,000     4,743       4,407         100,000      5,014       4,678
       7       8,549       100,000     5,623       5,371         100,000      5,962       5,710
       8      10,026       100,000     6,536       6,368         100,000      6,949       6,781
       9      11,577       100,000     7,473       7,389         100,000      7,975       7,891
      10      13,206       100,000     8,436       8,436         100,000      9,043       9,043
      11      14,917       100,000     9,474       9,474         100,000     10,194      10,194
      12      16,712       100,000    10,533      10,533         100,000     11,383      11,383
      13      18,598       100,000    11,625      11,625         100,000     12,613      12,613
      14      20,578       100,000    12,742      12,742         100,000     13,886      13,886
      15      22,657       100,000    13,885      13,885         100,000     15,196      15,196
      16      24,840       100,000    15,058      15,058         100,000     16,544      16,544
      17      27,132       100,000    16,252      16,252         100,000     17,935      17,935
      18      29,539       100,000    17,459      17,459         100,000     19,371      19,371
      19      32,065       100,000    18,682      18,682         100,000     20,836      20,836
      20      34,719       100,000    19,912      19,912         100,000     22,334      22,334
      Age
      60      50,113       100,000    26,118      26,118         100,000     30,285      30,285
      65      69,760       100,000    31,784      31,784         100,000     39,146      39,146
      70      94,836       100,000    35,392      35,392         100,000     48,945      48,945
      75     126,839       100,000    33,697      33,697         100,000     59,653      59,653

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the VUL 1 contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the VUL 1 contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this VUL 1 contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a VUL 1 contract would be different from those shown above if the actual investment results applicable to the VUL 1 contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                                   LUTHERAN BROTHERHOOD
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO AGE 96
        Male Issue Age: 35; Nonsmoker, $1,000.00 Annual Premium, $100,000 Face Amount
                           Option A-Varying Death Benefit Option

               Assumed Hypothetical Gross Annual Investment Rate of Return:  12%
     [1]        [2]         [3]        [4]          [5]           [6]        [7]          [8]
              Premiums     Assuming Guaranteed Costs (1)(2)     Assuming Current Costs (1)(2)
              Accumul.     ----------------     -----------------
     End of   at 5%                               Cash                                  Cash
     Cont.    Interest    Death     Accumulated   Surrender     Death     Accumulated   Surrender
     Year     Per Year    Benefit   Value         Value         Benefit   Value         Value
     ---   ----    ----   ------   -----     ----   ------   -----

       1       1,050     100,772        772         160         100,812        812         200
       2       2,152     101,616      1,616       1,052         101,700      1,700       1,136
       3       3,310     102,538      2,538       2,022         102,673      2,673       2,157
       4       4,525     103,547      3,547       3,079         103,739      3,739       3,271
       5       5,801     104,653      4,653       4,233         104,910      4,910       4,490
       6       7,142     105,864      5,864       5,528         106,196      6,196       5,860
       7       8,549     107,182      7,182       6,930         107,610      7,610       7,358
       8      10,026     108,629      8,629       8,461         109,166      9,166       8,998
       9      11,577     110,206     10,206      10,122         110,880     10,880      10,796
      10      13,206     111,929     11,929      11,929         112,769     12,769      12,769
      11      14,917     113,863     13,863      13,863         114,890     14,890      14,890
      12      16,712     115,968     15,968      15,968         117,218     17,218      17,218
      13      18,598     118,275     18,275      18,275         119,775     19,775      19,775
      14      20,578     120,793     20,793      20,793         122,586     22,586      22,586
      15      22,657     123,545     23,545      23,545         125,668     25,668      25,668
      16      24,840     126,556     26,556      26,556         129,048     29,048      29,048
      17      27,132     129,841     29,841      29,841         132,761     32,761      32,761
      18      29,539     133,418     33,418      33,418         136,842     36,842      36,842
      19      32,065     137,318     37,318      37,318         141,306     41,306      41,306
      20      34,719     141,563     41,563      41,563         146,196     46,196      46,196
      Age
      60      50,113     169,202     69,202      69,202         178,587     78,587      78,587
      65      69,760     211,258    111,258     111,258         230,108    130,108     130,108
      70      94,836     274,513    174,513     174,513         312,272    212,272     212,272
      75     126,839     368,707    268,707     268,707         443,073    343,073     343,073

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the VUL 1 contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the VUL 1 contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this VUL 1 contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a VUL 1 contract would be different from those shown above if the actual investment results applicable to the VUL 1 contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                                   LUTHERAN BROTHERHOOD
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO AGE 96
        Male Issue Age: 35; Nonsmoker, $1,000.00 Annual Premium, $100,000 Face Amount
                           Option B-Level Death Benefit Option
               Assumed Hypothetical Gross Annual Investment Rate of Return:  12%

     [1]        [2]         [3]        [4]          [5]           [6]        [7]          [8]
              Premiums     Assuming Guaranteed Costs (1)(2)     Assuming Current Costs (1)(2)
              Accumul.     ----------------     -----------------
     End of   at 5%                               Cash                                  Cash
     Cont.    Interest    Death     Accumulated   Surrender     Death     Accumulated   Surrender
     Year     Per Year    Benefit   Value         Value         Benefit   Value         Value
     ---   ----    ----   ------   -----     ----   ------   -----

       1       1,050       100,000       774         162         100,000        813         201
       2       2,152       100,000     1,621       1,057         100,000      1,703       1,140
       3       3,310       100,000     2,549       2,033         100,000      2,682       2,166
       4       4,525       100,000     3,566       3,098         100,000      3,756       3,288
       5       5,801       100,000     4,684       4,264         100,000      4,937       4,517
       6       7,142       100,000     5,913       5,577         100,000      6,238       5,902
       7       8,549       100,000     7,255       7,003         100,000      7,673       7,421
       8      10,026       100,000     8,733       8,565         100,000      9,257       9,089
       9      11,577       100,000    10,352      10,268         100,000     11,006      10,922
      10      13,206       100,000    12,129      12,129         100,000     12,939      12,939
      11      14,917       100,000    14,132      14,132         100,000     15,119      15,119
      12      16,712       100,000    16,328      16,328         100,000     17,522      17,522
      13      18,598       100,000    18,748      18,748         100,000     20,176      20,176
      14      20,578       100,000    21,410      21,410         100,000     23,109      23,109
      15      22,657       100,000    24,343      24,343         100,000     26,346      26,346
      16      24,840       100,000    27,579      27,579         100,000     29,923      29,923
      17      27,132       100,000    31,148      31,148         100,000     33,882      33,882
      18      29,539       100,000    35,081      35,081         100,000     38,270      38,270
      19      32,065       100,000    39,426      39,426         100,000     43,123      43,123
      20      34,719       100,000    44,228      44,228         100,000     48,503      48,503
      Age
      60      50,113       103,780    77,448      77,448         115,009     85,827      85,827
      65      69,760       161,984   132,773     132,773         180,696    148,112     148,112
      70      94,836       258,169   222,560     222,560         290,992    250,855     250,855
      75     126,839       395,024   369,181     369,181         450,575    421,098     421,098

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the VUL 1 contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the VUL 1 contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this VUL 1 contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a VUL 1 contract would be different from those shown above if the actual investment results applicable to the VUL 1 contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.





                                   APPENDIX E-2
                        DEFERRED ADMINISTRATIVE CHARGES
                          PER $1,000 OF FACE AMOUNT
                                 VUL 1 CONTRACTS


The following tables include the maximum Deferred Administrative Charge Per $1,000 of Face Amount that will apply under a VUL 1 contract. The specific maximum charge applicable to a VUL 1 contract at issuance can be determined from the attached tables based upon the initial Face Amount, the Insured's Attained Age at VUL 1 contract issuance, and, except for Insured's with an Attained Age under 20, whether the Insured is a smoker or nonsmoker. For an Insured with an Attained Age under 20, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Smoker" or "Nonsmoker".

In general, the maximum Deferred Administrative Charge applicable to a VUL 1 contract will be determined from Table 1. The lower maximum charges shown in Table 2 apply to VUL 1 contracts with a Face Amount that equals or exceeds $250,000 at issuance. Subsequent requested increases in Face Amount result in a total Face Amount that equals or exceeds $250,000 will qualify for the lower maximum charges shown in Table 2.

If the Face Amount is increased, an additional Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

The Deferred Administrative Charge does not apply to spouse riders.

As described in the Prospectus in the section entitled "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge", the sum of the Deferred Administrative Charge and the Contingent Deferred Sales Charge will equal the Decrease Charge.


                                     TABLE 1
                       FACE AMOUNTS OF LESS THAN $250,000

                                Maximum Deferred
                 Administrative Charges Per $1,000 of Face Amount


     Attained Age at Date of Issuance      Standard
     or Effective Date of Requested     (Attained Age
     Increase, As Appropriate              under 20)     Smoker
Nonsmoker
     ----------------    ------    ---     -----

                   0-4                      $3.60
                   5-9                      $3.60
                 10-14                      $4.80
                 15-19                      $4.80
                 20-24                                    $6.00      $4.80
                 25-29                                    $6.00      $4.80
                 30-34                                    $7.20      $4.80
                 35-39                                    $7.20      $4.80
                 40-44                                    $7.20      $6.00
                 45-49                                    $8.40      $6.00
                 50-54                                    $8.40      $7.20
                 55-59                                    $8.40      $7.20
                 60-64                                    $8.40      $8.40
                 65-69                                    $8.40      $8.40
                 70-74                                    $8.40      $8.40
                 75-80                                    $8.40      $8.40


                                     TABLE 2
                         FACE AMOUNTS OF $250,000 OR MORE

                                Maximum Deferred
                 Administrative Charges Per $1,000 of Face Amount


     Attained Age at Date of Issuance      Standard
     or Effective Date of Requested     (Attained Age
     Increase, As Appropriate              under 20)     Smoker
Nonsmoker
     ----------------    ------    ---     -----

                   0-4                      $2.40
                   5-9                      $2.40
                 10-14                      $3.60
                 15-19                      $3.60
                 20-24                                    $4.80      $3.60
                 25-29                                    $4.80      $3.60
                 30-34                                    $6.00      $3.60
                 35-39                                    $6.00      $3.60
                 40-44                                    $6.00      $4.80
                 45-49                                    $6.00      $4.80
                 50-54                                    $6.00      $6.00
                 55-59                                    $6.00      $6.00
                 60-64                                    $6.00      $6.00
                 65-69                                    $6.00      $6.00
                 70-74                                    $6.00      $6.00
                 75-80                                    $6.00      $6.00

                                 APPENDIX E-3

                   Initial Monthly Administrative Charges
                         Per $1,000 of Face Amount
                              VUL 1 Contracts

The following tables include the Initial Monthly Administrative Charge for $1,000 of Face Amount that will apply under a VUL 1 contract. The specific charge applicable to a VUL 1 contract at issuance can be determined from the attached tables based upon the initial Face Amount, the Insured's Attained Age at contract issuance, and, except for Insureds with an Attained Age under 20, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Smoker" or "Nonsmoker".

In general, the Initial Monthly Administrative Charge applicable to a VUL 1 contract will be determined from Table 1. The lower charges shown in Table 2 apply to contracts with a Face Amount that equals or exceeds $250,000 at issuance. Subsequent increases in Face Amount that result in a total Free Amount that equals or exceeds $250,000, will qualify for the lower charges shown in Table 2.

If the Face Amount is increased, an additional Initial Monthly
Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

If a spouse rider providing life insurance benefits on the Insured's spouse is included in the original contract or added subsequently, an additional Initial Monthly Administrative Charge will be calculated for the spouse rider in an amount determined in the same manner as for the initial Face Amount, except that the spouse's Attained Age and smoker or nonsmoker status on the effective date of the rider will be used. For a spouse with an Attained Age under 20, reference should be made to the column entitled "Standard", rather than to the columns entitled "Smoker" or "Nonsmoker". Spouse riders do not qualify for the lower rates in Table 2.

                                     TABLE 1
                         FACE AMOUNTS OF LESS THAN $250,000

                      Initial Monthly Administrative Charges
                           Per $1,000 of Face Amount


     Attained Age at Date of Issuance     Standard
     or Effective Date of Requested     (Attained Age
     Increase, As Appropriate              under 20)     Smoker    Nonsmoker
     ----------------    ------    ---    -----

                   0-4                      $0.03
                   5-9                      $0.03
                 10-14                      $0.04
                 15-19                      $0.04
                 20-24                                    $0.05      $0.04
                 25-29                                    $0.05      $0.04
                 30-34                                    $0.06      $0.05
                 35-39                                    $0.06      $0.04
                 40-44                                    $0.06      $0.05
                 45-49                                    $0.07      $0.05
                 50-54                                    $0.07      $0.06
                 55-59                                    $0.07      $0.06
                 60-64                                    $0.07      $0.07
                 65-69                                    $0.07      $0.07
                 70-74                                    $0.07      $0.07
                 75-80                                    $0.07      $0.07



                                     TABLE 2
                         FACE AMOUNTS OF $250,000 OR MORE

                      Initial Monthly Administrative Charges
                           Per $1,000 of Face Amount


     Attained Age at Date of Issuance     Standard
     or Effective Date of Requested     (Attained Age
     Increase, As Appropriate              under 20)     Smoker    Nonsmoker
     ----------------    ------    ---    -----

                   0-4                      $0.02
                   5-9                      $0.02
                 10-14                      $0.03
                 15-19                      $0.03
                 20-24                                    $0.04      $0.03
                 25-29                                    $0.04      $0.03
                 30-34                                    $0.05      $0.03
                 35-39                                    $0.05      $0.03
                 40-44                                    $0.05      $0.04
                 45-49                                    $0.05      $0.04
                 50-54                                    $0.05      $0.05
                 55-59                                    $0.05      $0.05
                 60-64                                    $0.05      $0.05
                 65-69                                    $0.05      $0.05
                 70-74                                    $0.05      $0.05
                 75-80                                    $0.05      $0.05

                                   Part II


                                 UNDERTAKINGS

Undertaking required by Section 26(e)(1) of the Investment Company Act of
1940.

Lutheran Brotherhood hereby represents that, as to the flexible premium variable life contracts that are the subject of this registration statement, File Number 33-72386, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Lutheran Brotherhood.


                      CONTENTS OF REGISTRATION STATEMENT


This Post-Effective Amendment No. 9 Registration Statement comprises the following papers and documents:

The facing sheet.

The general form of Prospectus, consisting of 90 pages.

Representations, descriptions, and undertakings pursuant to Rule 6e-3(T) under the Investment Company Act of 1940 (the "1940 Act). (3)

The signatures (including Powers of Attorney).

Written consents of the following persons:

     Actuary - filed as Exhibit 6.  (4)
     Accountant - filed as Exhibit 10.  (4)
     Counsel - filed as Exhibit 11.  (4)

The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the istructions as to exhibits in Form N-8B-2:


    A. (1) Resolutions of Board of Directors of Lutheran Brotherhood ("LB") establishing the LB Variable Insurance Account I ("the Account"). (3)

       (2)  Not Applicable.

       (3) (a) Distribution Agreement between Lutheran Brotherhood Securities Corp. ("LBSC") and LB. (3)

            (b) Form of Agreement between LBSC and General Agent with respect to the sale of the Contracts. (3)

            (c)  Form of Agreement between LBSC and Registered
                 Representative with respect to the sale of the Contracts.
                 (3)

            (d)  Schedules of sales commissions.  (3)

       (4)  Not Applicable.

       (5)  (a)  Form of Contract.  (2)(3)

            (b)  Available Contract Riders.  (2)(3)

       (6)  Articles of Incorporation and Bylaws of LB.  (3)

       (7)  Not Applicable.

       (8)  See Exhibit 1.A.(3)(a).  (3)

       (9)  Not Applicable.

       (10) Contract Application Form.  (3)

2.  Opinion of Counsel as to the legality of the securities being registered.  (1)

3.  None.

4.  Not Applicable.

5.  Not Applicable.

6.  Actuarial Opinion and Consent.  (4)

7.  Actuarial basis of cash value adjustment pursuant to Rule
    6e-3(T)(b)(13)(v)(B) under the 1940 Act.  (3)

8. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(ii) under the 1940 Act. (3)

9. Pursuant to Rule 6e-3(T)(b)(13)(iii)(F)(3) under the 1940 Act, brief description of methodology used to support the representation made regarding the level of the Mortality Risk Charge and the Expense Risk Charge pursuant to Rule 6e-3(T)(b)(13)(iii)(F)(2) under the 1940 Act.
    (3)

10. Accountant's Consent.  (4)

11. Counsel Consent.  (4)

12. Powers of Attorney.  (1)(3)
________________________________

(1) Included in post-effective amendment No. 4 to the registration statement on Form S-6, Registration No. 33-72386, filed by the Registrant on April 30, 1996.

(2) Included in post-effective amendment No. 5 to the registration statement on Form S-6, Registration No. 33-72386, filed by the Registrant on February 28, 1997.

(3) Included in post-effective amendment No. 7 to the registration statement on Form S-6, Registration No. 33-72386, filed by the Registrant on April 29, 1998.

(4)  Filed herewith.

                                 SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b)(1) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 29th day of April, 1999.

                                          LB VARIABLE INSURANCE ACCOUNT I
                                                  (Registrant)

                                          By  LUTHERAN BROTHERHOOD
                                                 (Depositor)

                                          By  /s/ Robert P. Gandrud
                                              ----------------------------
                                              Robert P. Gandrud, President

Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 29th day of April, 1999.

                                          LUTHERAN BROTHERHOOD
                                              (Depositor)

                                          By  /s/ Robert P. Gandrud
                                              ----------------------------
                                              Robert P. Gandrud, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on the 29th day of April, 1999 by the following directors and officers of Depositor in the capacities indicated:

     /s/ Robert P. Gandrud          President and Chief Executive Officer
     -----------------------         (Chief Executive Officer)
     Robert P. Gandrud

     /s/ Jerald E. Sourdiff         Chief Financial Officer (Principal
     -----------------------          Financial Officer)
     Jerald E. Sourdiff

     /s/ David K. Stewart           Treasurer (Principal Accounting Officer)
     -----------------------
     David K. Stewart

         A Majority of the Board of Directors:

     Robert O. Blomquist          Herbert D. Ihle
     Richard W. Duesenberg        Richard Kessler
     Robert P. Gandrud            Judith K. Larsen
     Bobby I. Griffin             Luther S. Luedtke
     William R. Halling           John P. McDaniel
     James M. Hushagen            Mary Ellen H. Schmider

Otis F. Hilbert, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of Lutheran Brotherhood pursuant to powers of attorney duly executed by such persons.

                                           /s/ Otis F. Hilbert
                                           -------------------------------
                                           Otis F. Hilbert, Attorney-in-Fact

                      LB VARIABLE INSURANCE ACCOUNT I

                              INDEX TO EXHIBITS


  Exhibit
  Number                  Exhibit
  ---------               -------

6       Actuarial Opinion and Consent.

10      Accountant's Consent.

11      Counsel Consent.

27      Financial Data Schedule.



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